SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934
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Tidewater Inc.
(Name of Registrant as Specified In Its Charter)

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TIDEWATER INC.
6002 Rogerdale Road, Suite 600
Houston, Texas 77072
June 18, 2020
To Our Stockholders:
You are cordially invited to attend the 2020 Annual Meeting of Stockholders of Tidewater Inc., which will be held on July 28, 2020 at 10:00 a.m., Central Time. Due to the public health concerns of the COVID-19 pandemic and to support the health and well-being of our directors, employees, and stockholders, the annual meeting will be a completely virtual meeting of stockholders, which will be conducted via a live audio webcast. You will be able to attend the annual meeting, submit your questions and vote online during the annual meeting by visiting www.virtualshareholdermeeting.com/TDW2020. There will be no physical in-person meeting; however, we hope you will join us virtually. Please see the enclosed Notice of Annual Meeting for details.
The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be conducted at the meeting. Our directors and officers will be present at the meeting to respond to your questions.
This year, we are once again giving certain stockholders the option of receiving their proxy materials electronically. The Securities and Exchange Commission’s proxy rules allow companies to furnish proxy materials to stockholders by allowing them to access material on the internet instead of mailing a printed set to each stockholder, unless the stockholder requests delivery by traditional mail or electronically by email. In accordance with these rules, beginning on or about June 18, 2020, we began mailing a Notice of Internet Availability of Proxy Materials to certain stockholders and made our proxy materials available online. As discussed in greater detail below, the Notice of Internet Availability of Proxy Materials contains instructions on how to access our proxy materials online as well as how to vote by telephone, online or at the annual meeting. Most stockholders will not receive printed copies of the proxy materials unless requested.
You are requested to vote by proxy as promptly as possible. You may vote by telephone or online, or, if you have received a paper copy of our proxy materials, you may vote by signing, dating, and returning the enclosed proxy card in the envelope provided. If you attend the virtual meeting, which we hope that you will, you may vote at the virtual meeting even if you previously voted by proxy.
Sincerely,

LARRY T. RIGDON Chairman of the Board

TIDEWATER INC.
6002 Rogerdale Road, Suite 600
Houston, Texas 77072
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
The 2020 Annual Meeting of Stockholders of Tidewater Inc. (the “company” or “Tidewater”) will be held on July 28, 2020 at 10:00 a.m., Central Time. Due to the public health concerns of the COVID-19 pandemic and to support the health and well-being of our directors, employees, and stockholders, the annual meeting will be a completely virtual meeting of stockholders, which will be conducted via a live audio webcast. To attend the annual meeting, go to www.virtualshareholdermeeting.com/TDW2020 and log in using the control number on your notice, proxy card or voting instruction form, as applicable. We encourage you to join 15 minutes before the start time to ensure you can connect. A list of stockholders entitled to vote will be available at the meeting website during the meeting. The annual meeting will be held for the following purposes:
•	to elect six (6) directors, each for a one-year term;
•	to approve the Tax Benefits Preservation Plan;
•	to approve, on an advisory basis, our executive compensation as disclosed in this proxy statement (the “say-on-pay” vote);
•	to ratify the selection of Deloitte & Touche LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; and
•	to transact such other business as may properly come before the meeting or any adjournment thereof.
Only stockholders of record at the close of business on June 5, 2020 are entitled to notice of, and to vote at, the 2020 annual meeting. Our board of directors unanimously recommends that you vote FOR each of the six (6) director nominees, FOR approval of the Tax Benefits Preservation Plan, FOR approval of our executive compensation, and FOR ratification of our selection of Deloitte & Touche LLP as our auditors.
Your vote is important. If you are unable to attend the meeting and wish to have your shares voted, you may vote by telephone or online, or, if you have received a paper copy of our proxy materials, by completing, dating, and signing the enclosed proxy card and returning it in the accompanying envelope as promptly as possible. You may revoke your proxy by giving a revocation notice to our Secretary at any time before the 2020 annual meeting, by timely delivering a proxy bearing a later date, or by voting at the meeting.
By Order of the Board of Directors

DANIEL A. HUDSON Vice President, General Counsel and Secretary

Houston, Texas
June 18, 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
OUR PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS ON JULY 28, 2020.
This proxy statement and our 2019 annual report on Form 10-K are available at
www.proxyvote.com

TIDEWATER INC.
6002 Rogerdale Road, Suite 600
Houston, Texas 77072
PROXY STATEMENT
PROXY SUMMARY
This summary highlights selected information contained elsewhere in this proxy statement, but does not contain all of the information that you should consider before voting your shares. We recommend that you read the entire proxy statement carefully before voting. For complete information regarding the 2020 annual meeting of stockholders, the proposals to be voted on at the annual meeting, and our company’s performance during the 2019 fiscal year, please review the entire proxy statement and our Annual Report on Form 10-K for the period ended December 31, 2019, as amended on April 29, 2020. These materials are being made available to stockholders on or about June 18, 2020.
2020 Annual Meeting of Stockholders
Time and Date: 10:00 a.m., Central Time, Tuesday, July 28, 2020
Place: Online at www.virtualshareholdermeeting.com/TDW2020
Record Date: June 5, 2020
Voting: Only stockholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the other proposals.
2019 Performance Highlights (page 33)
•
Successful Realization of Business Combination Synergies. Since the completion of our business combination with GulfMark Offshore, Inc (“GulfMark”) in November 2018, we have high-graded our fleet and achieved material cost savings. In addition, we substantially outperformed our cost reduction targets and have reduced our ongoing general and administrative expense levels to below Tidewater’s standalone levels prior to the business combination.

•
Maintained Sector-Leading Balance Sheet Strength. We maintained our sector-leading financial profile and low net debt position by carefully managing our balance sheet and being conservative with respect to capital expenditures. In the fourth quarter of 2019, we completed a bond consent that, among other things, resulted in reducing certain operational restrictions and loosening certain financial covenants.

•
Capital Discipline Focus, including Fleet Rationalization, Continue to Improve Cash Flow from Operations (“CFFO”). Capital discipline remains a core focus for Tidewater and our ongoing fleet rationalization, working capital management and disciplined approach to capital expenditures all contribute significantly to our ability to generate positive cash flow. We continue to implement a variety of cost-control initiatives, including reductions to vessel operating costs, reductions in worldwide staffing levels, targeted reductions in compensation expense, consolidation of offices globally, changes to our insurance program, improved management of vessel repair and maintenance and other cost control measures. Furthermore, we continued to lead our sector in selling stacked vessels into peripheral markets and recycling yards in 2019 and we intend to continue these initiatives in 2020 and into 2021.

•
We Remain an Industry Leader in Safety Performance. Importantly, Tidewater’s initiatives to streamline its operating platform did not reduce our high standard of operations, and we maintained our track record as an industry leader in personnel safety, with a Total Recordable Incident Rate (“TRIR”) of 0.13 per 200,000 hours worked in 2019. Our safety performance positively impacted our financial results, contributing to significant reductions in our insurance and loss reserves in 2019. We also believe that our clients value our strong safety record, giving us a competitive advantage that is reflected in higher customer and business retention and our ability to secure new contracts for our vessels.

We ended fiscal year 2019 with negative CFFO, and although we continue to work towards our goal of sustainable positive free cash flow (“FCF”), we do expect our business operations in 2020 to be negatively impacted by the reduction in demand for hydrocarbons resulting from the response to the COVID-19 pandemic. The reduction in demand for hydrocarbons compounded by a global over-supply of oil has resulted in an unprecedented decline in the price of oil, which has resulted in our primary customers, the oil and gas companies, making material reductions to their planned spending on offshore projects, compounding the effect of the virus on offshore operations.
As the full impact of these factors to our operating environment continues to play out, our team remains dedicated to monitoring, adapting to and mitigating the effects on our business. Ensuring the health and safety of our employees and maintaining our strong balance sheet and liquidity will remain our key priorities.
Executive Compensation Highlights (page 32)
What We Do		What We Don’t Do
✔	Performance-Based Short-Term Incentives. We typically award short-term incentive (“STI”) compensation tied to key financial, safety and individual performance metrics.	✘	No Hedging or Derivative Transactions. We prohibit all company insiders (including directors and officers) from engaging in hedging or derivative transactions involving company securities.
✔
Risk Mitigation. Our compensation plans are designed to mitigate risk exposure through caps on the maximum level of short-term incentives, clawback provisions, multiple performance metrics and board of directors and management processes to identify and address risk.
✘
No Single Trigger Change of Control Benefits. While each of our officers is party to a change of control agreement, we do not provide any single-trigger change of control benefits (including automatic acceleration of equity awards).

✔
Robust Stock Ownership Guidelines. We require our directors and executive officers to hold stock and full value equity interests at substantial levels. Each executive or director has a five-year period from his or her appointment to come into compliance with these guidelines.
		✘	No Income or Excise Tax Gross-Ups. We do not have any contractual commitments to pay tax gross-ups to any of our officers.
✔
Independent Consultant. The compensation committee has its own independent executive compensation consultant. The consultant reports directly to the committee and does not provide any services to management.
		✘	Limited Executive Perquisites. We offer our executives very few perquisites that are not generally available to all employees.
Agenda and Voting Recommendations
Proposal	Description	Board Vote Recommendation	Page
1	Election of directors	FOR each nominee	11
2	Approval of Tax Benefits Preservation Plan	FOR	26
3	Advisory vote on executive compensation	FOR	32
4	Ratification of selection of independent registered public accounting firm	FOR	56

Director Nominee Highlights (page 12)
Name	Age	Director Since	Principal Occupation	Independent	Board Committees
Continuing Directors
Dick Fagerstal	59	2017	Executive Chairman of Global Marine Group	Yes	Audit (chair) Compensation Nominating & Corporate Governance
Quintin V. Kneen	54	2019	President and Chief Executive Officer of Tidewater Inc.	No
Louis A. Raspino	67	2018	Former Chairman of Clarion Offshore Partners	Yes	Compensation (chair) Audit Nominating & Corporate Governance
Larry T. Rigdon	72	2017	Chairman of the Board of Tidewater Inc.	Yes
Kenneth H. Traub	59	2018	Managing Member of the General Partner of Delta Value Group, LLC	Yes	Nominating & Corporate Governance (chair) Audit Compensation
New Nominee
Lois K. Zabrocky	50	N/A	President, Chief Executive Officer, and Director of International Seaways, Inc.	Yes	N/A

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
Q:	Why am I receiving these proxy materials?
A:
Our board of directors (our “board”) is soliciting your proxy to vote at our 2020 annual meeting because you owned shares of our common stock at the close of business on June 5, 2020, the record date for the meeting, and are entitled to vote those shares at the meeting. This proxy statement, along with a proxy card or a voting instruction form, is being mailed to certain stockholders and will be available online at www.proxyvote.com beginning June 18, 2020. This proxy statement summarizes information relevant to your vote on the matters that will be considered at the annual meeting. You do not need to attend the annual meeting to vote your shares.

Q:	Why did I receive a one-page “Notice of Internet Availability of Proxy Materials” instead of a full set of proxy materials?
A:
Under rules adopted by the Securities and Exchange Commission (the “SEC”), we are electing to furnish proxy materials to certain stockholders online rather than mailing printed copies of those materials. If you received a Notice of Internet Availability of Proxy Materials (“Notice”) by mail, you will not receive a printed copy of our proxy materials unless you request one. Instead, the Notice will instruct you as to how you may access and review the proxy materials online. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Notice.

Q:	How do I get electronic access to the proxy materials?
A:
Our proxy statement and Annual Report on Form 10-K for the year ended December 31, 2019 are available at www.proxyvote.com and also on our website at www.tdw.com under “SEC Filings” in the “Investor Relations” section.

Q:	On what matters will I be asked to vote?
A:	At the annual meeting, our stockholders will be asked:
•	to elect six (6) directors for a one-year term;
•	to approve the Tax Benefits Preservation Plan;
•	to approve, on an advisory basis, our executive compensation as disclosed in this proxy statement (the “say-on-pay” vote);
•	to ratify the selection of Deloitte & Touche LLP (“Deloitte & Touche”) as our independent registered public accounting firm for fiscal year 2020; and
•	to consider any other matter that properly comes before the meeting.
Q:	When and where will the meeting be held?
A:
The meeting will be held on July 28, 2020 at 10:00 a.m., Central Time. Due to the public health concerns of the COVID-19 pandemic and to support the health and well-being of our directors, employees, and stockholders, the annual meeting will be a completely virtual meeting of stockholders, which will be conducted via a live audio webcast. You will be able to attend the annual meeting, submit your questions and vote online during the annual meeting by visiting www.virtualshareholdermeeting.com/TDW2020. There will be no physical in-person meeting. See “How can I attend the meeting?” below regarding how to attend the meeting.

Q:	How can I attend the meeting?
A:
If you are a stockholder of record or beneficial owner of common stock holding shares on June 5, 2020, the record date, you may attend the meeting by visiting www.virtualshareholdermeeting.com/TDW2020 and logging in by entering the 16-digit control number found on your notice, proxy card or voting instruction form, as applicable. Only stockholders of record or beneficial owners as of June 5, 2020 can vote and ask questions at the meeting.

In order to participate in the meeting, please log on to www.virtualshareholdermeeting.com/TDW2020 at least 15 minutes prior to the start of the meeting to provide time to register and download the required software, if needed. The meeting will begin promptly at 10:00 a.m., Central Time on July 28, 2020.

Q:	What if I have technical difficulties during the meeting?
A:
If you encounter any difficulties accessing the virtual meeting during meeting time, please call the technical support number that will be posted on the login page at www.virtualshareholdermeeting.com/TDW2020. Please be sure to check in by 9:45 a.m., Central Time on July 28, 2020, the day of the annual meeting, so we may address any technical difficulties before the annual meeting live webcast begins.

Q:	How do I ask a question at the meeting?
A:
We are committed to ensuring that our stockholders have substantially the same opportunities to participate in the virtual annual meeting as they would at an in-person meeting. The virtual format allows stockholders to communicate with us during the meeting so they can ask questions of our board of directors or management. Stockholder questions may be submitted in the field provided in the meeting website during the meeting. During the question and answer session, we will answer questions submitted to the extent relevant to the business of the meeting and as time permits.

Q:	What if I can’t attend the meeting?
A:
You do not need to attend the meeting to vote if you submitted your vote via proxy in advance of the meeting. Whether or not stockholders plan to attend the meeting, we urge stockholders to vote and submit their proxy in advance of the meeting by one of the methods described in the proxy materials. A replay of the meeting, including the questions answered during the meeting, will be available at investor.tdw.com within 24 hours of the meeting.

Q:	Who is soliciting my proxy?
A:
Our board, on behalf of the company, is soliciting your proxy to vote your shares on all matters that you are entitled to vote at our 2020 annual meeting of stockholders. By completing and returning the proxy card or voting instruction form, or by casting your vote by phone or online, you are authorizing the proxy holder designated by the board to vote your shares of common stock at our annual meeting in accordance with your instructions.

Q:	How many votes may I cast?
A:
With respect to any matter properly presented for a stockholder vote other than the election of directors, you may cast one vote for every share of our common stock that you owned on the record date. With respect to the election of directors, for every share of common stock that you held on the record date, you may cast one vote for each director nominee.

Q:	What is the total number of votes that can be cast by all stockholders?
A:	On the record date, we had [•] shares of common stock outstanding, each of which was entitled to one vote per share.
Q:	I hold warrants to purchase shares of common stock. Am I allowed to vote my warrants?
A:
No. A holder of warrants to purchase shares of our common stock does not have any rights as a stockholder, including voting rights, unless and until those warrants are exercised and exchanged for shares of our common stock.

Q:	How many shares must be present to hold the meeting?
A:
Our bylaws provide that the presence at the meeting, whether in person or by proxy, of a majority of the outstanding shares of our common stock entitled to vote constitutes a “quorum,” which is required to hold the meeting. On the record date, [•] shares constituted a majority of our outstanding stock entitled to vote at the meeting.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A:
If your shares are registered in your name with our transfer agent, Computershare, you are the “stockholder of record” with respect to those shares and we have sent the Notice and/or proxy materials directly to you.

If your shares are held on your behalf in a stock brokerage account or by a bank or other nominee, you are the “beneficial owner” of shares held in “street name” and the Notice and/or proxy materials have been forwarded to you by your broker, bank, or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to instruct your broker, bank, or nominee as to how to vote your shares by using the voting instruction form included in the mailing or by following their instructions for voting by telephone or the internet.
Q:	How do I vote?
A:	You may vote using any of the following methods:
•
Proxy card or voting instruction form: If your shares are registered in your name and you receive a printed copy of our proxy materials, you may vote your shares by completing, signing, and dating the proxy card and then returning it in the enclosed prepaid envelope. If your shares are held in street name by a broker, bank, or other nominee, that entity should have provided you with a voting instruction form that will set forth the procedures you should follow to cast your vote.

•
By telephone or online: If your shares are registered in your name, you may also vote by telephone by calling 1-800-690-6903 or online at www.proxyvote.com by following the instructions at that site. The availability of telephone and online voting for beneficial owners whose shares are held in street name will depend on the voting procedures adopted by your broker, bank, or nominee. Therefore, we recommend that you follow the instructions in the materials they have provided to you.

•
At the annual meeting. You may also vote at the annual meeting. You must enter the 16-digit control number found on your notice, proxy card or voting instruction form, as applicable, at the time you log into the meeting at www.virtualshareholdermeeting.com/TDW2020 and follow the instructions provided. For information about attending the meeting, please see “How can I attend the meeting?” above.

Q:	Once I deliver my proxy, can I revoke or change my vote?
A:
Yes. You may revoke or change your proxy at any time before it is voted at the meeting by delivering a written revocation notice to our Secretary or by delivering an executed replacement proxy by the voting deadline. In addition, if you vote at the meeting, you will revoke any prior proxy. Your attendance alone at the annual meeting will not be enough to revoke your proxy.

Q:	Can my shares be voted if I do not return the proxy card and do not attend the meeting?
A:
If you hold shares in street name and you do not provide voting instructions to your broker, bank, or nominee, your shares will not be voted on any proposal that your broker does not have discretionary authority to vote (a “broker non-vote”). Brokers, banks, and other nominees generally only have discretionary authority to vote without instructions from beneficial owners on the ratification of the appointment of an independent registered public accounting firm; they do not have authority to vote in the absence of instructions from beneficial owners on any other matter proposed in this proxy statement. Shares represented by proxies that include broker non-votes on a given proposal will be considered present at the meeting for purposes of determining a quorum, but those shares will not be considered to be represented at the meeting for purposes of calculating the vote with respect to that proposal.

If you do not vote shares registered in your name, your shares will not be voted. However, the proxy agent may vote your shares if you execute and return a blank or incomplete proxy card (see “What happens if I return a proxy card without voting instructions?” below regarding record holders).
Q:	What happens if I return a proxy card without voting instructions?
A:
If you properly execute and return a proxy or voting instruction form, your stock will be voted as you specify. If you are a stockholder of record and you execute and return a blank or incomplete proxy card without voting instructions, the proxy agent will vote your shares (i) FOR each of the six director nominees, (ii) FOR the Tax Benefits Preservation Plan, (iii) FOR the say-on-pay vote, and (iv) FOR the ratification of the selection of Deloitte & Touche as our independent registered public accounting firm for fiscal 2020. If you are a beneficial owner of shares and do not give voting instructions to your broker, bank, or nominee, your broker, bank, or nominee will be entitled to vote your shares only with respect to the ratification of the appointment of Deloitte & Touche as our independent registered public accounting firm.

Q:	How does Tidewater recommend I vote on each proposal? What vote is required to approve each proposal? What effect do abstentions and broker non-votes have on each proposal?
A:
The following chart explains what your voting options are with regard to each matter proposed for a vote at the annual meeting, how we recommend that you vote, what vote is required for that proposal to be approved, and how abstentions and broker non-votes affect the outcome of that vote.

Proposal	Your Voting Options	Voting Recommendation of the Board	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non- Votes
Election of directors	You may vote “FOR” or “AGAINST” each nominee or choose to “ABSTAIN” from voting.	The board recommends you vote FOR each of the six nominees.	each nominee is elected by a majority of votes cast	no effect	no effect
Approval of Tax Benefits Preservation Plan	You may vote “FOR” or “AGAINST” this proposal or choose to “ABSTAIN” from voting.	The board recommends you vote FOR approval of this plan.	affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the matter	will count as a vote AGAINST this proposal	no effect
Say-on-pay vote (advisory)	You may vote “FOR” or “AGAINST” this proposal or choose to “ABSTAIN” from voting.	The board recommends you vote FOR approval of our executive compensation as disclosed in this proxy statement.	affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the matter	will count as a vote AGAINST this proposal	no effect
Ratification of our selection of Deloitte & Touche as our auditors	You may vote “FOR” or “AGAINST” this proposal or choose to “ABSTAIN” from voting.	The board recommends you vote FOR ratification of our selection of auditors.	affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the matter	will count as a vote AGAINST this proposal	not applicable (this is a routine matter for which brokers have discretionary voting authority)
Majority Voting in Director Elections. Our directors are elected by majority vote except in the event of a contested election, in which case a plurality standard will apply. If in an uncontested election, an existing director receives a greater number of “AGAINST” votes than “FOR” votes, he or she is required to tender his or her resignation to the board. The board’s nominating and corporate governance committee will make a recommendation to the board on whether to accept or reject the resignation, or whether other action should be taken. The board will act on the committee’s recommendation and disclose its decision and rationale within 90 days from the certification of the election results. You may find more information about our majority voting policy in this proxy statement under the heading “Proposal 1: Election of Directors – Majority Voting.”
Any Other Matters. Any other matter that properly comes before the annual meeting will be decided by the vote of the holders of a majority of the shares of common stock present in person or represented by proxy, except where a different vote is required by statute, our certificate of incorporation, or our bylaws.
Q:	Who pays for soliciting proxies?
A:
We pay all costs of soliciting proxies. In addition to solicitations by mail, we have retained Alliance Advisors to aid in the solicitation of proxies for our 2020 annual meeting at an estimated fee of $18,000. Our directors, officers, and employees, in the course of their employment and for no additional compensation, may request the return of proxies by mail, telephone, internet, personal interview, or other means. We are also requesting that banks, brokerage houses, and other nominees or fiduciaries forward the soliciting materials to their principals and that they obtain authorization for the execution of proxies. We will reimburse them for their reasonable expenses.

Q:	What is “householding”?
A:
Under the rules adopted by the SEC, we may deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share the same address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of these documents was delivered. If you prefer to receive separate copies of the proxy statement or annual report, contact Broadridge Financial Solutions, Inc. by calling 1-866-540-7095 or in writing at 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department.

In addition, if you currently are a stockholder who shares an address with another stockholder and would like to receive only one copy of future notices and proxy materials for your household, you may notify your broker if your shares are held in a brokerage account or, if you are a stockholder of record, you may notify us through Broadridge at the above-listed phone number or address.
Q:	Could other matters be considered and voted upon at the meeting?
A:
Our board does not expect to bring any other matter before the annual meeting and it is not aware of any other matter that may be considered at the meeting. In addition, under our bylaws, the time has expired for any stockholder to properly bring a matter before the meeting. However, in the unexpected event that any other matter does properly come before the meeting, subject to applicable SEC rules, the proxy holder will vote the proxies in his discretion.

Q:	What happens if the meeting is postponed or adjourned?
A:	Your proxy will still be valid and may be voted at the postponed or adjourned meeting. You will still have the right to change or revoke your proxy until it is voted.
Q:	When will the voting results be announced?
A:
We will announce preliminary voting results at the annual meeting. We will also disclose the voting results on a Form 8-K filed with the SEC within four business days after the annual meeting, which will also be available on our website.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The table below shows the name, address and stock ownership of each person known by us to beneficially own more than 5% of our common stock as of June 5, 2020.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
T. Rowe Price Associates 100 East Pratt Street Baltimore, Maryland 21202	6,327,537(2)	[•]%
Robert E. Robotti	3,141,950(3)	[•]%
c/o Robotti & Company, Incorporated 60 East 42nd Street, Suite 3100 New York, New York 10165
BlackRock, Inc. 55 East 52nd Street New York, New York 10055	2,878,223(4)	[•]%
Third Avenue Management LLC 622 Third Avenue, 32nd Floor New York, New York 10017	2,754,611(5)	[•]%
American International Group, Inc. 175 Water Street New York, New York 10038	2,369,809(6)	[•]%
(1)	Based on [•] shares of common stock outstanding on June 5, 2020.
(2)
Based on a Schedule 13G/A filed with the SEC on May 11, 2020 by T. Rowe Price Associates, Inc., a registered investment advisor (“Price Associates”), which has sole voting power over 2,172,487 shares and sole dispositive power over all reported shares. T. Rowe Price Mid-Cap Value Fund, Inc., a registered investment company sponsored by Price Associates, has sole voting power over 4,122,418 of the reported shares and no dispositive power over any of the reported shares.

(3)
Based on a Schedule 13D/A filed with the SEC on June 3, 2020 by a group including Robert E. Robotti. Mr. Robotti has sole voting and dispositive power over 7,092 of the reported shares and he shares the power to vote or dispose of 3,134,858 of the reported shares with certain entities controlled by him and, with respect to 1,609,231 of the reported shares, with Kenneth R. Wasiak, who serves with Mr. Robotti as a managing member of one of these entities. Included in the total number of shares shown as beneficially owned are 597,053 shares issuable upon the exercise of warrants held by the beneficial owner. An additional 12,169 shares (including 1,288 shares issuable upon the exercise of warrants) are owned by Mr. Robotti’s wife, Suzanne Robotti, who claims sole voting and dispositive power over her shares, and Mr. Robotti disclaims beneficial ownership of those shares except to the extent of his pecuniary interest in them.

(4)	Based on a Schedule 13G filed with the SEC on February 6, 2020, by BlackRock, Inc., which has sole voting power over 2,791,397 shares and sole dispositive power over all reported shares.
(5)
Based on a Schedule 13G/A filed with the SEC on February 13, 2020 by Third Avenue Management LLC, which reports sole voting and dispositive power over all reported shares in its capacity as investment adviser to several investment companies.

(6)
Based on a Schedule 13G/A filed with the SEC on February 13, 2019 by American International Group, Inc., which has sole voting and dispositive power over 2,341,223 shares and shares voting and dispositive power over the remaining 28,586 shares with its wholly-owned subsidiary, SunAmerica Asset Management, LLC, as investment adviser to an investment company.

SECURITY OWNERSHIP OF MANAGEMENT
The following table sets forth the beneficial ownership of our common stock as of June 5, 2020 by each current director, by each executive officer named in the 2019 Summary Compensation Table (our “named executives” or “NEOs”), and by all current directors and executive officers as a group. Unless otherwise indicated, each person has sole voting and investment power with respect to all shares of our common stock beneficially owned by him or her.
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class of Common Stock(1)	Restricted Stock Units(2)
Current Directors
Randee E. Day(3)	19,641	*	—
Dick Fagerstal	21,541	*	—
Quintin V. Kneen(4)	50,084(5)	*	200,202
Louis A. Raspino	23,166	*	—
Larry T. Rigdon	67,016(6)	*	—
Robert P. Tamburrino(3)	20,626	*	—
Kenneth H. Traub	32,088	*	—
New Director Nominee
Lois K. Zabrocky(7)	—	*	—
Named Executives(8)
Current Executive Officers
David E. Darling	17,674	*	58,932
Daniel A. Hudson	1,338	*	37,370
Samuel R. Rubio	14,461(5)	*	54,643
Former Executive Officer
John T. Rynd(9)	77,551	*	—
All current directors and executive officers as a group (10 persons)	267,635(10)	*	351,147
*	Less than 1.0%.
(1)	Based on [•] shares of common stock outstanding on June 5, 2020, and includes for each person and group the number of shares that person or group has the right to acquire within 60 days of such date.
(2)
Reflects the number of restricted stock units held by each director or executive officer that will not vest within 60 days of June 5, 2020 and thus are not included in his or her beneficial ownership calculation.

(3)	This director’s board service will end at the annual meeting.
(4)
Mr. Kneen was appointed as our President, Chief Executive Officer, and a director effective September 3, 2020. Prior to this appointment, he served as our Executive Vice President and Chief Financial Officer. Mr. Kneen continues to serve as our chief financial officer on an interim basis until we appoint a longer term successor to that role.

(5)	The total number of shares shown as beneficially owned by each of these named executives includes the following:
Named Executive	Shares Acquirable within 60 days upon Exercise of Legacy GLF Equity Warrants
Mr. Kneen	8,025
Mr. Rubio	2,326
(6)	Includes 30,000 shares held in an IRA for Mr. Rigdon’s benefit, over which he has sole voting and investment power.
(7)	Ms. Zabrocky is not currently serving as a director or executive officer of the Company but has been nominated for election as a director at the 2020 annual meeting.
(8)
Information regarding shares beneficially owned by Messrs. Kneen and Rynd, each of whom was a named executive for fiscal 2019 in addition to Messrs. Darling, Hudson, and Rubio, appears immediately above under the caption “Directors.”

(9)	Mr. Rynd served as our President, Chief Executive Officer, and a director until his retirement on September 3, 2019.
(10)	Includes 10,351 shares of Tidewater common stock that executive officers have the right to acquire within 60 days through the exercise of warrants.

PROPOSAL 1: ELECTION OF DIRECTORS
As provided by our bylaws, our directors are elected annually. We currently have seven directors. While ten directors were elected at our 2019 annual meeting, three directors (Messrs. Bates, Carr, and Newman) resigned from the board in the fall of 2019. Upon the recommendation of our nominating and corporate governance committee, our board has re-nominated five of our seven current board members (each of Messrs. Fagerstal, Kneen, Raspino, Rigdon, and Traub) to serve another term as director. Neither of the other two sitting directors, Ms. Day and Mr. Tamburrino, is currently independent under the NYSE listing standards. With the agreement of each, the board decided not to renominate either of them for a new term. In addition to the five continuing directors, the board has nominated Ms. Zabrocky, who currently qualifies as independent under the NYSE listing standards, to fill a sixth seat.
Each director elected at the 2020 annual meeting will serve a one-year term beginning at the annual meeting and ending when his or her successor, if any, is elected or appointed. Assuming stockholders elect all six of these director nominees at the annual meeting, our board will have six directors immediately following the annual meeting.
We intend to vote the proxies received in response to this solicitation “FOR” the election of each of the nominees. If, contrary to our present expectations, any nominee cannot or will not serve, we intend to vote the proxies “FOR” the election of the other nominees and proxies may be voted for any substitute nominee of our board. Each nominee has consented to being named as a nominee in this proxy statement and to serve as a director if elected. Our board has no information or reason to believe that any nominee will not be a candidate at the time of the annual meeting or, if elected, will be unable or unwilling to serve as a director. In no event will the proxies be voted for more than six nominees.
Majority Voting. Our directors are elected by majority vote. Any director who stands for re-election in an uncontested election and who receives a greater number of “AGAINST” votes than “FOR” votes must tender his or her resignation to the board. Our board’s nominating and corporate governance committee is required to promptly consider and recommend to our board whether to accept the tendered resignation. Our board will then act on the committee’s recommendation and disclose its decision and rationale within 90 days from the certification of the election results. We would then promptly and publicly disclose the board’s findings and final decision in a current report on Form 8-K filed with the SEC. A copy of our Corporate Governance Policy, which includes our majority voting policy, may be obtained as described under “Corporate Governance – Availability of Corporate Governance Materials.” Abstentions and broker non-votes will have no effect on this proposal.
Our board of directors recommends that you vote “FOR” each of the following six nominees: Dick Fagerstal, Quintin V. Kneen, Louis A. Raspino, Larry T. Rigdon, Kenneth H. Traub, and Lois K. Zabrocky.

A biography of each director nominee is set forth below. Each director nominee’s biography contains information regarding that person’s service as a director, business experience, other public company directorships held currently or at any time during the last five years, and the nominee’s experiences, qualifications, attributes, or skills that led the nominating and corporate governance committee and our board to determine that he or she should serve as a director for our company. The information in each biography is presented as of June 5, 2020.
Name, Age and Position	Business and Leadership Experience, Skills, and Qualifications	Tidewater Director since
Current Directors Renominated for a New Term
Dick Fagerstal, 59
Business and Leadership Experience: Mr. Fagerstal currently serves as Executive Chairman of the Global Marine Group a subsea cable installation and maintenance business based in Chelmsford, United Kingdom, since February 2020. From 2014 to 2020 Mr. Fagerstal served as Chairman & Chief Executive Officer of Global Marine Holdings LLC which was the prior owner of the same business. He served as an independent director of Frontier Oil Corporation, Manila, Philippines from 2014 to 2017. Mr. Fagerstal previously held the positions of Senior Vice President, Finance & Corporate Development from 2003 to 2014 and Vice President Finance & Treasurer from 1997 to 2003 at SEACOR Holdings Inc. (NYSE: “CKH”). Mr. Fagerstal held the positions of Executive Vice President, Chief Financial Officer and director of Era Group Inc. (NYSE: “ERA”) from 2011 to 2012 and was the Senior Vice President and Chief Financial Officer and director of Chiles Offshore Inc. (AMEX: “COD”) from 1997 to 2002. Prior to that time, he served as a senior banker at DNB ASA in New York from 1986 to 1997. Prior to his business career, Mr. Fagerstal served as an officer in the Special Air Service unit of the Swedish Special Forces from 1979 to 1983. Mr. Fagerstal received a B.S. in Economics from the University of Gothenburg and an M.B.A. in Finance, as a Fulbright Scholar, from New York University.

Skills and Qualifications: Mr. Fagerstal brings a strong business, finance and accounting background to our board. Given the nature and scope of our operations, his extensive international business experience and considerable knowledge of the energy and maritime industries contributes to our board’s collective ability to monitor the risks and challenges facing our company.
2017
Quintin V. Kneen, 54 President and CEO
Business and Leadership Experience: Mr. Kneen was appointed President, CEO and Director of Tidewater in September 2019. Prior to this, he served as Executive Vice President and Chief Financial Officer at Tidewater since November 2018 following its acquisition of GulfMark where he served as President and Chief Executive Officer since June 2013. Mr. Kneen joined GulfMark in June 2008 as the Vice President – Finance and was named Senior Vice President – Finance and Administration in December 2008. He was subsequently appointed as the Company’s Executive Vice President and Chief Financial Officer in June 2009 where he worked until his appointment as Chief Executive Officer. In May 2017, GulfMark filed a voluntary petition for relief under the provisions of Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. On November 14, 2017, GulfMark emerged from bankruptcy (the “GulfMark Reorganization”). Before his tenure at GulfMark, Mr. Kneen was Vice President-Finance & Investor Relations for Grant Prideco, Inc., serving in executive finance positions at Grant Prideco since June 2003. Prior to joining Grant Prideco, Mr. Kneen held executive finance positions at Azurix Corp. and was an Audit Manager
2019

Name, Age and Position	Business and Leadership Experience, Skills, and Qualifications	Tidewater Director since

with the Houston office of Price Waterhouse LLP. He holds an M.B.A. from Rice University and a B.B.A. in Accounting from Texas A&M University, and is a Certified Public Accountant and a Chartered Financial Analyst.

Skills and Qualifications: Mr. Kneen brings to our board significant executive management experience and industry knowledge from his roles as the Chief Executive Officer and Chief Financial Officers of two different public companies in our industry. As a Certified Public Accountant and Financial Analyst, he has a sophisticated understanding of financial and accounting matters. In addition, in his position as our President and Chief Executive Officer, Mr. Kneen serves as a valuable liaison between our board and management team.

Louis A. Raspino, 67
Business and Leadership Experience: Mr. Raspino’s career has spanned almost 40 years in the energy industry, most recently as Chairman of Clarion Offshore Partners, a partnership with Blackstone that served as its platform for pursuing worldwide investments in the offshore oil & gas services sector, from October 2015 until October 2017. Mr. Raspino served as President, Chief Executive Officer and a director of Pride International, Inc. from June 2005 until the company merged with Ensco plc in May 2011 and as its Executive Vice President and Chief Financial Officer from December 2003 until June 2005. From July 2001 until December 2003, he served as Senior Vice President, Finance and Chief Financial Officer of Grant Prideco, Inc. and from February 1999 until March 2001, he served as Vice President of Finance at Halliburton. Prior to joining Haliburton, Mr. Raspino served as Senior Vice President at Burlington Resources, Inc. from October 1997 until July 1998. From 1978 until its merger with Burlington Resources, Inc. in 1997, he held a variety of positions at Louisiana Land and Exploration Company, most recently as Senior Vice President, Finance and Administration and Chief Financial Officer. Mr. Raspino previously served as a director of Chesapeake Energy Corporation and chairman of its audit committee from March 2013 until March 2016, and as a director of Dresser-Rand Group, Inc., where he served as chairman of the compensation committee and member of the audit committee, from December 2005 until its merger into Siemens in June 2015. He has served as a director of Forum Energy Technologies, an NYSE-listed global oilfield products company, since January 2012 and currently serves as the chairman of its compensation committee. Mr. Raspino also currently serves on the board of The American Bureau of Shipping, where he is a member of the audit and compensation committees. Mr. Raspino served as Chairman of the GulfMark board from November 2017 until consummation of the business combination.

Skills and Qualifications: Having served in executive leadership roles at several energy companies, including both the chief executive officer and chief financial officer positions, Mr. Raspino brings in-depth operational and financial expertise to our board. In addition, his service on a variety of oil and gas industry boards provides our board with key and timely insights into industry conditions and trends.
2018

Name, Age and Position	Business and Leadership Experience, Skills, and Qualifications	Tidewater Director since
Larry T. Rigdon, 72 Chairman of the Board
Business and Leadership Experience: Mr. Rigdon, who was initially appointed to serve as an independent director in connection with our restructuring, served as Tidewater’s interim President and Chief Executive Officer between October 2017 and March 2018. He has over 43 years of experience in the offshore oil and gas industry. Mr. Rigdon worked as a consultant for FTI Consulting from 2015 to 2016 and for Duff and Phelps, LLC from 2010 to 2011. He served as the Chairman and Chief Executive Officer of Rigdon Marine from 2002 to 2008. Previously at Tidewater, Mr. Rigdon served as an Executive Vice President from 2000 to 2002, a Senior Vice President from 1997 to 2000, and a Vice President from 1992 to 1997. Before working at Tidewater, he served as Vice President at Zapata Gulf Marine from 1985 to 1992, and in various capacities, including Vice President of Domestic Divisions from 1983 to 1985, at Gulf Fleet Marine from 1977 to 1985. Mr. Rigdon currently serves as a director of Professional Rental Tools, LLC. He formerly served as a director of Jackson Offshore Holdings, Terresolve Technologies, GulfMark Offshore, and Rigdon Marine.

Skills and Qualifications: Mr. Rigdon has considerable leadership experience in the maritime transportation industry and brings to our board a thorough understanding of the strategic and operational challenges facing our company specifically and our industry overall. His experience founding new businesses provides an entrepreneurial viewpoint and his successful completion of mergers and acquisitions contributes to the board’s ability to evaluate those opportunities.
2017
Kenneth H. Traub, 59
Business and Leadership Experience: Mr. Traub has served as the Managing Member of the General Partner of Delta Value Group, LLC, an investment firm, since September 2019. Mr. Traub currently serves on the board of directors of DSP Group, Inc. (NASDAQ-DSPG), a leading supplier of wireless chipset solutions for converged communications, since 2012, and where Mr. Traub has served as Chairman since 2017. Mr. Traub has been nominated for election to the board of directors of Athersys, Inc., a biotechnology company focused in the field of regenerative medicine (NASDAQ-ATHX), at its 2020 annual meeting. Mr. Traub served as a Managing Partner of Raging Capital Management, LLC, a diversified investment firm, from December 2015 to January 2019. He previously served as President and Chief Executive Officer of Ethos Management, LLC from 2009 through 2015. From 1999 until its acquisition by JDS Uniphase Corp. (“JDSU”) in 2008, Mr. Traub served as President and Chief Executive Officer of American Bank Note Holographics, Inc. (“ABNH”), a leading global supplier of optical security devices for the protection of documents and products against counterfeiting. Following the sale of ABNH, he served as Vice President of JDSU, a global leader in optical technologies and telecommunications. Mr. Traub has previously served on the boards of numerous public companies including (i) MIPS Technologies, Inc., a provider of industry standard processor architectures and cores, from 2011 until it was sold in 2013; (ii) Xyratex Limited, a leading supplier of data storage technologies, from 2013 until it was sold in 2014; (iii) Vitesse Semiconductor Corporation, a supplier of integrated circuit solutions for next-generation carrier and enterprise networks, from 2013 until it was sold in 2015; (iv) Athersys, Inc. from 2012 to 2016 (as noted above, he has once again been nominated for election to the board at its
2018

Name, Age and Position	Business and Leadership Experience, Skills, and Qualifications	Tidewater Director since

2020 annual meeting); (v) A. M. Castle & Co., a specialty metals distribution company from 2014 to 2016; (vi) IDW Media Holdings, Inc., a diversified media company, from 2016 to 2018; (vii) as Chairman of MRV Communications, Inc., a supplier of communication networking equipment, from 2011 until it was sold in 2017; (viii) Intermolecular, Inc., an innovator in materials sciences, from 2016 until it was sold in 2019 (including as chairman of the board from 2018 through the sale); and (ix) Immersion Corporation (NASDAQ: IMMR), a leading provider of haptics technology, from 2018 to 2019. Mr. Traub served as a member of the GulfMark board from November 2017 until consummation of the business combination. Mr. Traub earned a B.A. degree from Emory University and an M.B.A. degree from Harvard Business School.

Skills and Qualifications: Mr. Traub’s qualifications to serve on our board include his extensive and diverse business management experience and expertise, particularly in challenging turn-around environments. In addition, he contributes to the board’s effectiveness in strategic, financial, operational and governance matters.

New Director Nominee
Lois K. Zabrocky, 50
Business and Leadership Experience: Ms. Zabrocky has served as President, Chief Executive Officer, and a Director of International Seaways, Inc. (NYSE: INSW) since its spin-off from Overseas Shipholding Group, Inc. (“OSG”) in November 2016 and was President of INSW from August 2014. Prior to the spin-off, Ms. Zabrocky served in various roles at OSG over a career of more than 25 years, most recently as Senior Vice President and Head of the International Flag Strategic Business Unit of OSG with responsibility for the strategic plan and profit and loss performance of OSG’s international tanker fleet comprised of 50 vessels and approximately 300 shoreside staff. In November 2012, OSG filed a voluntary petition for relief under the provisions of Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware, emerging from bankruptcy on August 5, 2014. Ms. Zabrocky served as Senior Vice President of OSG from June 2008 through August 2014, when she was appointed as Co- President of OSG and Head of the International Flag Strategic Business Unit of OSG. Ms. Zabrocky served as Chief Commercial Officer, International Flag Strategic Business Unit of OSG from May 2011 until her appointment as Head of International Flag Strategic Business Unit and as the Head of International Product Carrier and Gas Strategic Business Unit for at least four years prior to May 2011. Ms. Zabrocky served as a director of INSW from November 2011 through November 2016 while it was a wholly-owned subsidiary of OSG. Ms. Zabrocky began her maritime career sailing as third mate aboard a U.S. flag chemical tanker. She received her Bachelor of Science degree from the United States Merchant Marine Academy, holds a Third Mate’s license and has completed Harvard Business School Strategic Negotiations and Finance for Senior Executives.

Skills and Qualifiations: Ms. Zabrocky would bring to our board significant executive and operational experience, including managing a company with significant international operations. Her expertise in many aspects of the maritime transportation industry would add significant value to our board’s knowledge base.
N/A

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF THE SIX NOMINEES FOR DIRECTOR LISTED ABOVE.
Director Nominating Process and Considerations. The nominating and corporate governance committee is responsible for reviewing and evaluating with our board the appropriate skills, experience, and background desired of board members in the context of our business and the then-current composition of our board.
Director Independence. Under our Corporate Governance Policy and the rules of the New York Stock Exchange (“NYSE”), a majority of our directors must be independent. Our board has determined that, as of the record date, each of our six director nominees meets the NYSE’s definition of “independence” (discussed in greater detail below under “Board of Directors – Director Independence”), except for Mr. Kneen, who serves as our president and chief executive officer. For more information on director independence, please see the section entitled, “Board of Directors—Director Independence.”
Board Diversity. Our board does not have a formal written policy with regard to the consideration of diversity in identifying director nominees. Our nominating and corporate governance committee charter, however, requires the committee to monitor the composition of the board and its committees and may develop and recommend to the board, if necessary or appropriate, specific criteria for selecting director nominees. In considering the composition of our board as a whole, the committee and the board evaluate the skills and experiences of each candidate to ensure that the specific knowledge, experience, skills, expertise, integrity, analytical ability, diversity, and other characteristics needed to maintain our board’s effectiveness are possessed by an appropriate combination of directors. The committee seeks a diverse group of prospective candidates for board service who possess the requisite characteristics, skills, and experience, taking into consideration the availability of highly qualified candidates; committee workloads and membership needs and anticipated director retirements. Our overarching goal is that the unique skills and experiences of each individual director complement and enhance the overall capabilities of the board.
Neither the committee nor our board have adopted specific criteria for selecting director nominees, preferring to maintain the flexibility to evaluate the board’s needs at any given point in time in light of our company’s business model, strategic plan, and the skillset of the then-current members of the board. However, as evidenced by the biographies of our director nominees that appear above, we believe it is important that our board have individual directors who possess skills in such broad areas as:
•	strategic planning and business development;
•	mergers and acquisitions;
•	legal and regulatory compliance;
•	finance and accounting matters;
•	industry experience and knowledge (particularly in the energy services and maritime sectors), including hands-on operational experience;
•	demonstrated leadership of complex organizations;
•	corporate governance;
•	public company board service; and
•	international business.
Each candidate is evaluated to ensure that he or she possesses personal and professional character and integrity, and each must demonstrate exceptional ability and judgment in his or her respective endeavors. Candidates must possess sufficient time and availability to effectively carry out their duties and responsibilities as a director of our company. The committee may employ professional search firms (for which it would pay a fee) to assist it in identifying potential nominees for board service with the right mix of skills and disciplines.
This year, as in prior years, the committee reviewed the qualifications of each of our current directors as well as the contributions each has made to our board and the company during his or her tenure as a director. In connection with the merger of Tidewater and GulfMark in 2018, the Tidewater board was expanded from seven to ten members. In 2019, the board engaged in a process of determining its optimal size and composition. The board determined that operational efficiency is a key success factor for the company as it addresses long-standing challenges facing the OSV industry and executes on the opportunities afforded the industry’s best-capitalized and leading global operator.

The board determined that it was important to lead by example and to “do more with less.” The board believes a smaller board is not only more cost-effective but enables the board to be more responsive and efficient in advancing the company’s strategic goals. Accordingly, the board reduced its size from ten to seven members with the resignation of three directors in late 2019. Based on the recommendation of its nominating and corporate governance committee, the board is nominating five of our current directors (Messrs. Fagerstal, Kneen, Raspino, Rigdon, and Traub) for an additional one-year term, along with a new director nominee, Ms. Zabrocky. The board is currently conducting a search, which is being led by its nominating and corporate governance committee, for a seventh director but does not believe that search will be concluded in time to submit the candidate to a vote by stockholders at the 2020 annual meeting. The board will be considering candidates recommended by stockholders as well as other candidates that can provide the optimal mix of skills, diversity and attributes to contribute to the board’s effectiveness.
Consideration of Candidates Recommended by Stockholders. Our bylaws provide that a stockholder of our company entitled to vote for the election of directors may nominate candidates for election to our board at our annual meeting of stockholders by complying with the required notice procedures, as described in greater detail below. The nominating and corporate governance committee’s policy is to consider director candidates recommended by stockholders on the same basis and in the same manner as it considers all director candidates.
No director candidates were recommended by stockholders in time for consideration at the 2020 annual meeting. To be timely for our 2021 annual meeting, a stockholder’s nomination must be given in writing and delivered or mailed to the company’s Secretary and received at our principal executive offices no earlier than March 30, 2021 and no later than April 29, 2021.
Stockholder recommendations of nominees are required to be accompanied by, among other things, specific information as to the nominees and as to the stockholder making the nomination or proposal. We may require any proposed nominee to furnish such information as may reasonably be required to determine his or her eligibility to serve as a director of our company. A description of these requirements is set forth in the company’s bylaws, which may be obtained as described under “Corporate Governance – Availability of Corporate Governance Materials.”
INFORMATION REGARDING EXECUTIVE OFFICERS
Each of our executive officers is appointed by, and serves at the pleasure of, our Board. Information regarding our current executive officers (other than Mr. Kneen, who also serves as a director and whose biography is included above under “Proposal 1 – Election of Directors”), including all offices held by the officer as of December 31, 2019, is as follows:
Name	Age	Position
David E. Darling	65
Vice President and Chief Human Resources Officer since March 2018. Senior Vice President and Chief Human Resources Officer of GulfMark from 2007 to March 2018, including during the GulfMark Reorganization.

Daniel A. Hudson	48
Vice President, General Counsel, and Secretary since October 2019. Assistant General Counsel from May 2017 to September 2019. Managing Counsel from May 2015 to May 2017. Regional Counsel from May 2012 to May 2017. Staff Attorney from July 2007 to May 2012.

Samuel R. Rubio	60
Vice President, Chief Accounting Officer, and Controller since December 2018. Prior to the business combination, Senior Vice President – Chief Financial Officer of GulfMark from April 2018 to November 2018. Senior Vice President – Controller and Chief Accounting Officer of GulfMark from January 2012 to April 2018, including during the GulfMark Reorganization. Vice President – Controller and Chief Accounting Officer of GulfMark from December 2008 and December 2011.

CORPORATE GOVERNANCE
Our board of directors has adopted corporate governance practices designed to aid the board and management in the fulfillment of their respective duties and responsibilities to our stockholders.
Corporate Governance Policy. Our board has adopted a Corporate Governance Policy, which, together with our certificate of incorporation, bylaws, and board committee charters, form the framework for the governance of our company. The nominating and corporate governance committee is charged with reviewing the Corporate Governance Policy at least annually to assess the continued appropriateness of those guidelines in light of any new regulatory requirements and evolving corporate governance practices. After this review, the committee recommends any proposed changes to the Corporate Governance Policy to the full board for approval.
Code of Business Conduct and Ethics. Our board has also adopted a Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics sets forth principles of ethical and legal conduct to be followed by our directors, officers, and employees. The Code of Business Conduct and Ethics requires any employee who reasonably believes or suspects that any director, officer, or employee has violated the Code of Business Conduct and Ethics, company policy, or applicable law to report such activities to his or her supervisor or to our Chief Compliance Officer (Daniel A. Hudson, our General Counsel), either directly or anonymously. We do not tolerate retaliation of any kind against any person who, in good faith, reports any known or suspected improper activities pursuant to the Code of Business Conduct and Ethics or assists with any ensuing investigation.
Our Code of Business Conduct and Ethics also references disclosure controls and procedures required to be followed by all officers and employees involved with the preparation of the company’s SEC filings. These disclosure controls and procedures are designed to enhance the accuracy and completeness of the company’s SEC filings and, among other things, to ensure continued compliance with the Foreign Corrupt Practices Act.
Environmental, Social and Governance Initiatives. Since Tidewater was founded 65 years ago, we have been guided by our values, commitment to safety, and respect for stakeholders, communities and the environment. We believe operating effectively means operating safely and responsibly and have a long history of investing in new equipment and technologies that improve our operations and support environmental stewardship initiatives. We also consistently strive to support our employees through extensive training and development programs and continuously emphasize our high safety standards.
Our board engages in regular discussions relating to environmental, social and governance (“ESG”) initiatives and is committed to the development and promotion of ESG practices across the organization. Our commitment to ESG principles is reflected in our core values and in various ongoing initiatives, including the following:
•
maintaining the highest standards of business conduct and ethics by conducting our affairs in an honest and ethical manner with unyielding personal and corporate integrity at the foundation of our business;

•	adhering to our core values and striving to continually improve our ESG systems and processes to enhance our performance;
•	demonstrating integrity and respect for others by setting goals and objectives that enhance our commitment to a safe workplace;
•	protecting the environment by focusing on operational efficiencies that promote the reduction of emissions through fuel and environmental monitoring
•	ensuring that the safety of our employees, as reported in industry-leading metrics, is our highest priority;
•	communicating our expectation that our company, including our suppliers, contractors, and employees, achieves and promotes strong ESG performance;
•	investing in community betterment in the areas in which we operate;
•	focusing on developing and implementing sustainable practices that promote health, fair dealing and compliance throughout our business;
•	regularly reporting our ESG results, while continuing to evaluate ways to improve; and
•	developing frameworks and metrics to present our ESG results in an effective and transparent manner.

In recognition of the importance of ESG principles to our business, the initiatives set forth above are being undertaken with the unanimous support of our board.
Communicating with Directors. Stockholders and other interested parties may communicate directly with our board, the non-management directors, or any committee or individual director by writing to any one of them in care of our Secretary at 6002 Rogerdale Road, Suite 600, Houston, Texas 77072. Our company or the director contacted will forward the communication to the appropriate director. For more information regarding how to contact the members of our board, please visit our website at www.tdw.com/about-tidewater/corporate-governance/.
Complaint Procedures for Accounting, Auditing, and Financial Related Matters. The audit committee has established procedures for receiving, reviewing, and responding to complaints from any source regarding accounting, internal accounting controls, and auditing matters. The audit committee has also established procedures for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Interested parties may communicate such complaints to the audit committee chair by following the procedures described under the heading “Communicating with Directors” above. Employees may report such complaints by following the procedures outlined in the Code of Business Conduct and Ethics and through other procedures communicated and available to them. As noted above, we do not tolerate retaliation of any kind against any person who, in good faith, submits a complaint or concern under these procedures.
Availability of Corporate Governance Materials. You may access our certificate of incorporation, our bylaws, our Corporate Governance Policy, our Code of Business Conduct and Ethics, and all committee charters under “Corporate Governance” in the “About Tidewater” section of our website at www.tdw.com. You also may request printed copies, which will be mailed to you without charge, by writing to us in care of our Secretary, 6002 Rogerdale Road, Suite 600, Houston, Texas 77072.
BOARD OF DIRECTORS
As of the date of this proxy statement, our board has seven members. Assuming all director nominees are elected, our board will have six members following the 2020 annual meeting.
Board Meetings and Attendance. During the 2019 fiscal year, our board held 11 meetings including telephonic meetings. Each director attended at least 75% of the meetings of the board and of the committees on which he or she served during fiscal 2019.
Our board does not have a policy requiring director attendance at annual meetings; however, our board’s practice is to schedule a board meeting on the same day as the annual meeting of stockholders in order to facilitate director attendance at the annual meeting. Each individual who was serving as a director at our 2019 annual meeting attended that meeting.
Director Independence. The standards relied upon by the board in affirmatively determining whether a director is independent are the objective standards set forth in the corporate governance listing standards of the NYSE. In making independence determinations, our board evaluates responses to a questionnaire completed annually by each director regarding relationships and possible conflicts of interest between each director, the company, and management. In its review of director independence, our board also considers any commercial, industrial, banking, consulting, legal, accounting, charitable, and familial relationships any director may have with the company or management of which it is aware.
Our board has affirmatively determined that four of our seven current directors – Messrs. Fagerstal, Raspino, Rigdon, and Traub – are currently independent, as is Ms. Zabrocky, who is nominated for her first term as director. Mr. Kneen is not independent as he serves as our president and chief executive officer. Mr. Tamburrino is not independent as he previously provided consulting services to the company. Finally, Ms. Day was independent until March 2020, when the audit committee approved the company’s entry into a joint venture with an entity in which her son has a significant ownership interest. Ms. Day stepped down from all committee service effective with the audit committee’s approval of that related party transaction, which is discussed in greater detail in the section entitled, “Certain Relationships and Related Party Transactions.”
Board Leadership Structure. The roles of chairman and chief executive officer are currently held by two different persons – Mr. Rigdon serves as our chairman and Mr. Kneen serves as our president and chief executive officer.

Our board believes that, at this time, our current leadership structure best serves the interests of our company and our stockholders by clearly allocating responsibilities between the two offices. As our president and chief executive officer, Mr. Kneen’s primary responsibilities are to manage the day-to-day business and to develop and implement the company’s business strategy with the oversight of, and input from, the board. As chairman, Mr. Rigdon’s primary responsibility is to lead the board in its responsibilities of providing guidance to, and oversight of, management.
We have not adopted a policy requiring that these two roles be separate; rather, our board’s policy is to determine from time to time whether it is in the best interests of the company and its stockholders for the roles to be separate or combined. We believe that our board should have the flexibility to make these determinations in a way that will best provide appropriate leadership for our company based on needs of the company at that particular time. If we combine these roles in the future, or if the board determines that the chairman is otherwise not independent under NYSE standards, the board will elect a lead independent director at the same time that it elects its chairman.
Executive Sessions of Non-Management Board Members. Our non-management directors meet in regularly-scheduled executive sessions presided over by our chairman. At the conclusion of each board meeting, the non-management directors have an opportunity to meet in executive session. The non-management and independent directors may schedule additional executive sessions throughout the year. During fiscal 2019, the non-management members of our board (all of our directors except the individual then serving as chief executive officer) met six times in executive session.
Annual Board Self-Assessments. To assist in its review as to whether the board and its committees are functioning effectively, our board has instituted annual self-assessments of the board and each of its committees. The directors participate in an annual evaluation of the full board and each committee on which they serve. The board and each committee discuss the findings, making changes as deemed necessary to improve director communications and the overall effectiveness of board and committee meetings. The nominating and corporate governance committee oversees this evaluation process. The most recent self-assessment, which was conducted in the fall of 2019, was guided by the board’s previously-disclosed intent to undertake a review of its size and composition in light of our current size and scope of operations, with a focus on reducing the overall size of the board while maintaining an optimal mix of skills and backgrounds, including a focus on diversity.
Role of the Board in Risk Oversight. While our board as a whole has responsibility for risk oversight, each of our board committees oversees and evaluates risks associated with its respective areas of responsibility, as summarized below under “Composition and Role of Board Committees.” Our board and its committees focus annually on identifying, evaluating, and managing the spectrum of key risks faced by our company. The particular areas of focus include strategic, operational, financial and reporting, compensation, regulatory and compliance, international, and other risks.

COMPOSITION AND ROLE OF BOARD COMMITTEES
Our board currently has three standing committees: audit, compensation, and nominating and corporate governance. Actions taken by our committees are reported to the full board. Each of these three committees is comprised entirely of independent directors and is governed by a written charter that is reviewed annually and approved by the full board. A copy of each committee charter is available online or by mail as described in “Corporate Governance – Availability of Corporate Governance Materials.”
In fall 2019, our board was reduced from ten to seven directors. In October 2019, Mr. Rigdon was appointed as chairman of the board and our committees were reconstituted, with Ms. Day, Mr. Raspino, and Mr. Fagerstal appointed to serve as committee chairs (of nominating and corporate governance, compensation, and the audit committees, respectively). In March 2020, when the board determined that Ms. Day was no longer independent, she stepped down from all committee service and the board appointed Mr. Traub to serve as chairman of the nominating and corporate governance committee.
The current members of each board committee are identified in the following table, which also indicates the number of meetings each committee held during fiscal 2019:
Board Committee
	Audit	Compensation	Nominating and Corporate Governance
Randee E. Day
Dick Fagerstal	Chair	X	X
Quintin V. Kneen
Louis A. Raspino	X	Chair	X
Larry T. Rigdon
Robert P. Tamburrino
Kenneth H. Traub	X	X	Chair
Number of Meetings in Fiscal 2019	6	6	11
Assuming her election at the 2020 annual meeting, the board currently intends to appoint Ms. Zabrocky to the compensation committee in place of Mr. Fagerstal.
Audit Committee. Our board’s audit committee is a separately-designated, standing committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Its current members are listed in the above chart. The board has determined that all three committee members are financially literate and that each of the three members qualifies as an “audit committee financial expert,” as defined by SEC rules.
The main function of our audit committee is to oversee our accounting and financial reporting processes, internal systems of control, independent auditor relationship, and the audits of our financial statements. The audit committee’s key responsibilities are:
•	appointing and retaining our independent auditor;
•	evaluating the qualifications, independence, and performance of our independent auditor;
•	reviewing and approving all services (audit and permitted non-audit) to be performed by our independent auditor;
•	reviewing with management and the independent auditor our audited financials;
•	reviewing the scope, adequacy, and effectiveness of our internal controls;
•	reviewing with management our earnings reports, quarterly financial reports and certain disclosures;
•	reviewing, approving, and overseeing related party transactions; and
•	monitoring the company’s efforts to mitigate the risk of financial loss due to failure of third parties.
The audit committee is also responsible for any audit reports the SEC requires us to include in our proxy statements. In this proxy statement, the requisite report may be found under the heading “Audit Committee Report.”

Each member of the audit committee satisfies all of the additional independence requirements for audit committee members set forth in the corporate governance listing standards of the NYSE and Exchange Act Rule 10A-3.
Compensation Committee. The role of the compensation committee is to assist our board of directors in discharging its responsibilities relating to:
•	overseeing our executive compensation program;
•
reviewing and approving corporate goals and objectives relevant to the compensation of our executive officers and determining and approving the compensation of our executive officers, including cash and equity-based incentives;

•	consideration of all substantive elements of our employee compensation package, including identifying, evaluating, and mitigating any risks arising from our compensation policies and practices;
•	ensuring compliance with laws and regulations governing executive compensation;
•	evaluating appropriate compensation levels and designing elements of director compensation; and
•	engaging in such other matters as may from time to time be specifically delegated to the committee by the board of directors.
Each member of the compensation committee satisfies all of the additional independence requirements for compensation committee members set forth in the corporate governance listing standards of the NYSE and Exchange Act Rule 16b-3.
The compensation committee reports to the board of directors on all compensation matters regarding our executive officers and management and may form and delegate authority to subcommittees when appropriate. The compensation committee is also responsible for reviewing and discussing with management the “Compensation Discussion and Analysis” section of our Form 10-K or proxy statement and, based on such review and discussion, recommending to the board that the Compensation Discussion and Analysis be included in our Form 10-K or proxy statement and issuing a Compensation Committee Report to that effect.
The “Compensation Discussion and Analysis” or “CD&A” section of this proxy statement provides a discussion of the process the committee uses in determining executive compensation. Included in the subsection entitled “Process of Setting Compensation” is a description of the scope of the compensation committee’s authority, the role played by our chief executive officer in recommending compensation for the other named executives, and the committee’s engagement of compensation consultants.
Risk Review of Employee Compensation. Consistent with SEC disclosure requirements, the compensation committee performs an annual risk assessment of our company’s compensation programs. Management has identified the elements of our compensation program that could incentivize management to take risks and has reported to the compensation committee its assessment of those risks and mitigating factors particular to each risk. The compensation committee has concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on our company. Some of the findings the committee considered in reaching this conclusion include:
•	our cash/equity mix strikes an appropriate balance between short-term and long-term risk and reward decisions;
•
the company performance portion of our annual incentive plan is based on company-wide financial and operating performance metrics as well as safety criteria, which are less likely to be affected by individual or group risk-taking;

•	our annual and long-term incentive plans have conservative payout caps;
•	our compensation levels and performance criteria are subject to multiple levels of review and approval;
•	we have an executive compensation recovery policy (“clawback”) and stock ownership guidelines for our executives; and
•	our Policy Statement on Insider Trading prohibits hedging and pledging of company securities by all company insiders, including our executives.

Nominating and Corporate Governance Committee. The key responsibilities of the nominating and corporate governance committee are to:
•	assist our board by identifying individuals qualified to serve as directors of the company and recommending nominees to the board;
•	monitor the composition of our board and its committees;
•	recommend to our board a set of corporate governance guidelines for the company;
•	oversee legal and regulatory compliance;
•	oversee our environmental, social, and governance (“ESG”) initiatives; and
•	lead our board in its annual review of the board’s performance.
Additional information regarding the nominating and corporate governance committee’s role in nominating directors and the ability of stockholders to recommend candidates for director may be found under “Proposal 1: Election of Directors – Director Nominating Process and Considerations” and “ – Consideration of Candidates Recommended by Stockholders,” respectively.

DIRECTOR COMPENSATION
2019 DIRECTOR COMPENSATION TABLE
This table reflects all compensation paid to or accrued by each individual who served as a non-management director during fiscal 2019. The compensation of each of Mr. Kneen, who currently serves as our President and Chief Executive Officer, and Mr. Rynd, who served as our President and Chief Executive Officer until September 3, 2019, is disclosed in the Summary Compensation Table. A description of the elements of our director compensation program follows this table.
Name of Director	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Total ($)
Current Directors
Randee E. Day	47,813	168,750	216,563
Dick Fagerstal	62,813	168,750	231,563
Louis A. Raspino	47,813	168,750	216,563
Larry T. Rigdon	47,813	168,750	216,563
Robert P. Tamburrino	47,813	168,750	216,563
Kenneth H. Traub	47,813	168,750	216,563
Former Directors(2)
Thomas R. Bates, Jr.	117,516	168,750	286,266
Alan J. Carr	72,516	168,750	241,266
Steven L. Newman	82,499(3)	168,750	251,249
(1)
Reflects the aggregate grant date fair value of time-based restricted stock units granted to each director during fiscal 2019, computed in accordance with FASB ASC Topic 718. Each director received a grant of 7,500 RSUs on April 30, 2019. As described in note 2, the grants held by each of Messrs. Bates, Carr, and Newman vested in full on the director’s last day of service. With respect to our current directors, these RSU grants, which vested on April 30, 2020, were the only equity awards held by them at the end of fiscal 2019.

(2)
Each of Messrs. Bates, Carr, and Newman served as a non-management director until the fall of 2019 (October 25, 2019 for Mr. Bates; November 3, 2019 for Mr. Carr; and October 26, 2019 for Mr. Newman). Upon resignation from the board, each of them was entitled to receive the portion of the base cash retainer he would have earned for service through the 2020 annual meeting date (a total of $19,703, which is included in the column entitled, “Fees Earned or Paid in Cash”) and his outstanding RSU grant vested in full.

(3)
Under our Director Stock Election Program (described in greater detail below), Mr. Newman elected to receive fully-vested shares of common stock in lieu of the base cash retainers that were payable to him on July 1, 2019 (498 shares with a grant date value of $11,938) and October 1, 2019 (791 shares with a grant date value of $11,953).

We currently use a combination of cash and equity-based compensation to provide competitive compensation for our non-management directors and to enable them to meet their stock ownership guidelines. During 2019, our nominating and corporate governance committee was responsible for overseeing our outside director compensation program and recommending any changes to the full board for action. However, in March 2020, the board reallocated these responsibilities to our compensation committee, while maintaining the same allocation of duties between committee and the full board. Meridian Compensation Partners, LLC (“Meridian”), which served as the independent consultant to our compensation committee in 2019, also assisted the nominating and corporate governance committee and the board in its 2019 review of director compensation to help ensure that our director pay levels and program components are in line with competitive market practice.

Director Fees. For fiscal 2019, the cash and equity-based compensation payable to our non-management directors was as follows:
Fee Type	Amount
Annual cash retainer	$47,813
Annual equity-based retainer	$168,750 grant date value, delivered in the form of time-based restricted stock units (“RSUs”), which vest at the end of the one-year service period
Additional annual cash retainer for the chair of the board	$50,000
Additional annual cash retainer for the chair of each of the audit and compensation committees	$15,000
Additional annual cash retainer for the chair of the nominating and corporate governance committee	$5,000
The number of RSUs granted in each award is calculated by dividing the grant date target value by the closing price of a share of our common stock on the date of grant. All of the time-based RSUs granted to directors during fiscal 2019 vested on April 30, 2020, provided the director remained a member of the board on the vesting date. However, vesting of the award accelerated if, prior to the vesting date, the director died, terminated service due to disability, or was willing and able to continue to serve as a director but was either not renominated or not reelected to serve another term. As noted in the Director Compensation table, the RSUs held by Messrs. Bates, Carr, and Newman, each who stepped down from the board in the fall of 2019, vested in full on the director’s last day of board service.
Director Stock Election Program. Under this program, each non-employee director is provided an opportunity to elect to receive a percentage of his or her base cash retainer in fully-vested shares of Tidewater common stock, which are issued from our equity compensation plans. For each participant, the shares are issued to director on the same day on which he or she would have received the cash payment, based on the closing price of a share on that day (rounded down to the nearest whole share). Mr. Newman was the only director who elected to participate in the program during 2019.
Stock Ownership Guidelines. Our non-employee directors are subject to stock ownership guidelines requiring each director to own and hold company stock worth five times his or her annual cash retainer no later than five years after his or her appointment. Under the guidelines, unvested RSUs count as shares of company common stock. Of our five non-employee director nominees, each of Messrs. Fagerstal and Rigdon has until August 1, 2022 to comply with the guidelines while each of Messrs. Raspino and Traub have until November 15, 2023. If elected to our board at the annual meeting, Ms. Zabrocky, who is not currently serving as as director, will have until July 28, 2025 to comply with the guidelines. These guidelines are described in greater detail under “Compensation Discussion and Analysis – Other Compensation and Equity Ownership Policies – Stock Ownership Guidelines.”
Other Benefits. We reimburse all directors for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of the board of directors and its committees. We also cover the cost of our directors attending continuing education programs (including tuition and travel).

PROPOSAL 2: APPROVAL OF THE TAX BENEFITS PRESERVATION PLAN
Introduction. On April 13, 2020, the board authorized the Tax Benefits Preservation Plan, and the company and Computershare Trust Company, N.A., as rights agent, entered into the Tax Benefits Preservation Plan. On April 24, 2020, the record date, a dividend of one preferred stock purchase right was made for each share of the Company’s common stock (as defined below, the “Rights”). While stockholder approval of the Tax Benefits Preservation Plan is not required under Delaware law, as a matter of good corporate governance, the company is seeking stockholder approval to ratify the decision of the board to adopt the Tax Benefits Preservation Plan. Under the terms of the Tax Benefits Preservation Plan, the Rights will expire on the earliest of  (i) the close of business on April 13, 2023, (ii) the close of business on the date of the company’s 2020 annual meeting of stockholders if a proposal soliciting stockholder approval of this Plan is not included in the proxy statement related to the company’s 2020 annual meeting and approved by the affirmative vote of a majority of the votes cast in person or represented by proxy and entitled to vote on such proposal, (iii) the time at which the Rights are redeemed as provided in the Tax Benefits Preservation Plan, (iv) the time at which the Rights are exchanged as provided in the Tax Benefits Preservation Plan, (v) the close of business on the first day of a taxable year of the company to which the Board determines that no Tax Attributes (as defined in the Tax Benefits Preservation Plan) may be carried forward or otherwise utilized, (vi) the effective date of the repeal of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), or any successor statute if the board determines that the Tax Benefits Preservation Plan is no longer necessary or desirable for the preservation of NOLs (as defined below), or (vii) the closing of any merger or other acquisition transaction involving the company pursuant to an agreement of the type described in the Tax Benefits Preservation Plan. As of December 31, 2019, the company had federal NOLs totaling approximately $300 million and foreign tax credits of approximately $388 million. The company believes that, as a result of prior ownership changes, the company’s Tax Attributes are at high risk of being substantially limited if additional ownership changes take place, and the Tax Benefits Preservation Plan is designed to address that risk.
By adopting the Tax Benefits Preservation Plan, the board is helping to preserve the value of certain deferred tax benefits, including those generated by net operating losses and foreign tax credits (collectively, the “NOLs”). The company’s ability to use these NOLs would be substantially limited if it were to experience an “ownership change” as defined under Section 382 of the Code. In general, an ownership change would occur if there is a greater than 50-percentage point change in ownership of securities by stockholders owning (or deemed to own under Section 382 of the Code) 5% or more of a corporation’s securities over a rolling three-year period. The Tax Benefits Preservation Plan reduces the likelihood that changes in the company’s investor base will have the unintended effect of limiting the company’s use of its NOLs. In adopting the Tax Benefits Preservation Plan, the board concluded that it is in the best interest of the company and its stockholders that the company provide for the protection of the NOLs by adopting the Tax Benefits Preservation Plan.
The Tax Benefits Preservation Plan is intended to act as a deterrent to any person acquiring shares of common stock equal to or exceeding 4.99% of the shares of common stock, or any existing holder of 4.99% or more of the shares of common stock acquiring a percentage of the common stock then outstanding that is more than the aggregate percentage of the outstanding common stock that such existing holder beneficially owns immediately prior to the first public announcement of the adoption of the Tax Benefits Preservation Plan plus an amount equal to an additional 0.5% of the outstanding common stock (the “Exempt Ownership Percentage”), by substantially diluting the ownership interest of any such stockholder who acquires additional shares in excess of the threshold unless the stockholder obtains an exemption from the board. This would protect the NOLs because changes in ownership by a person owning less than 4.99% of the shares of common stock are not included in the calculation of  “ownership change” for purposes of Section 382 of the Code. The board has established procedures to consider requests to exempt certain acquisitions of the company’s securities from the Tax Benefits Preservation Plan if the board determines that doing so would not limit or impair the availability of the NOLs or is otherwise in the best interests of the company. Please review the information about the Tax Benefits Preservation Plan below, including without limitation, the section entitled “Certain Considerations Relating to the Tax Benefits Preservation Plan.”

Plan Summary. The following is a summary of the terms of the Tax Benefits Preservation Plan. The summary does not purport to be complete and is qualified in its entirety by reference to the Tax Benefits Preservation Plan, a copy of which is attached as Exhibit A to this proxy statement.
Distribution and Transfer of Rights; Rights Certificates:
The board has declared a dividend of one preferred stock purchase right (a “Right”) for each share of common stock to stockholders of record as of the close of business on April 24, 2020 (the “Rights Record Date”) and the issuance of one Right for each share of common stock newly issued or disposed out of treasury between the Rights Record Date and the earliest of the Distribution Date and the Expiration Date (each as defined below). Initially, the Rights will represent the right to purchase one one-thousandth (subject to adjustment) of a share of newly designated Series A Junior Participating Preferred Stock, without par value (the “Preferred Stock”) at a purchase price of  $38.00 per one one-thousandth of a share of Preferred Stock, subject to adjustment (the “Purchase Price”).

Prior to the Distribution Date described below:

• the Rights will be attached to the shares of common stock and evidenced by the certificates (or, with respect to any uncertificated shares of common stock registered in book entry form, by notation in book entry) representing the shares of common stock, and no separate rights certificates will be distributed;

• certificates for common stock which become outstanding after the Rights Record Date will contain a legend incorporating the Tax Benefits Preservation Plan by reference (for uncertificated shares of common stock registered in book entry form, this legend will be contained in a notation in book entry and included in a notice to the record holder of such shares in accordance with applicable law); and

• the surrender for transfer of any certificates for shares of common stock (or the surrender for transfer of any uncertificated shares of common stock registered in book entry form), except as otherwise provided in the Tax Benefits Preservation Plan, will also constitute the transfer of the Rights associated with such shares of common stock.

Rights will accompany any new shares of common stock that are issued after the Rights Record Date.

Distribution Date:
Subject to certain exceptions specified in the Tax Benefits Preservation Plan, the Rights will separate from the shares of common stock and become exercisable following the earlier of  (i) the 10th business day after public announcement that a person or group of affiliated or associated persons has become an Acquiring Person (as defined below) or (ii) the 10th business day (or a later date determined by the board before any person or group becomes an Acquiring Person) after the date of the commencement of, or announcement of, an intention of any person or group to make, a tender or exchange offer which, if completed, would result in that person or group becoming an Acquiring Person.

The date on which the Rights separate from the shares of common stock and become exercisable is referred to as the “Distribution Date.” As soon as practicable after the Distribution Date, the company will mail Rights certificates to the company’s stockholders (other than any Acquiring Person or any associate or affiliate thereof) as of the close of business on the Distribution Date and the Rights will become transferable apart from the shares of common stock and will be exercisable. Thereafter, such Rights certificates alone will represent the Rights.

Preferred Stock Purchasable Upon Exercise of Rights:
After the Distribution Date, each Right will entitle the holder to purchase, for the Purchase Price, one one-thousandth of a share of Preferred Stock having economic terms similar to that of one share of common stock. This portion of a share of Preferred Stock is intended to give the stockholder approximately the same dividend and voting rights as would one share of common stock, and should approximate the value of one share of common stock.

More specifically, each whole share of Preferred Stock, if issued, will:
• not be redeemable;

• be entitled to receive, when, as and if declared by the board out of funds legally available for the purpose, quarterly dividends payable in cash in an amount per share (rounded to the nearest cent) equal to 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of common stock or a subdivision of the outstanding shares of common stock (by reclassification or otherwise), declared on the shares of common stock;

• entitle holders upon liquidation either to receive $10.00 per share, plus any amount equal to any accrued and unpaid dividends or distributions thereon, or an amount equal to 1,000 times the payment made on one share of common stock, whichever is greater;

• entitle the holder to 1,000 votes; and

• entitle holders to a per share payment equal to 1,000 times the payment made on one share of common stock if the shares of common stock are exchanged via merger, consolidation or a similar transaction.

Flip-In Trigger:
Generally, if a person or group of affiliated or associated persons obtains beneficial ownership of 4.99% or more of the shares of common stock then outstanding (an “Acquiring Person”), then each Right will entitle the holder thereof, other than the Acquiring Person and its affiliates and associates, to purchase, for the Purchase Price, a number of shares of common stock (or, in certain circumstances, cash, property or other securities of the company) having a then-current market value of twice the Purchase Price.

Following the occurrence of an event set forth in preceding paragraph, all Rights that are or, under certain circumstances specified in the Tax Benefits Preservation Plan, were beneficially owned by an Acquiring Person or certain of its transferees will be null and void.

Any person who, together with its affiliates and associates, beneficially owns 4.99% or more of the outstanding shares of common stock as of the time prior to the first public announcement of the Tax Benefits Preservation Plan shall not be deemed an Acquiring Person, but only for so long as such person, together with its affiliates and associates, does not become the beneficial owner of any additional shares of common stock in excess of the Exempt Ownership Percentage.

Redemption of the Rights:
The Rights will be redeemable at the company’s option for $0.001 per Right (payable in cash, shares of common stock or other consideration deemed appropriate by the board) at any time prior to the earlier of (i) the tenth business day following a public announcement of a person becoming an Acquiring Person and (ii) April 13, 2023. Immediately upon the action of the board ordering redemption (or such later time as the board may establish for the effectiveness of such redemption), the Rights will terminate and the only right thereafter of the holders of the Rights will be to receive the $0.001 redemption price. The redemption price will be adjusted if the company undertakes a stock dividend or a stock split, recapitalization or similar transaction.

Exchange Provision:
At any time after the date on which an Acquiring Person beneficially owns 4.99% or more of the shares of common stock and prior to the acquisition by the Acquiring Person of 50% of the shares of common stock, the board may exchange the Rights (except for Rights that have previously been voided as set forth above), in whole or in part, for the shares of common stock at an exchange ratio of one share of common stock per Right (subject to adjustment). In certain circumstances, the company may elect to exchange the Rights for shares of Preferred Stock.

Expiration of the Rights:
Under the terms of the Tax Benefits Preservation Plan, the Rights will expire on the earliest of  (i) the close of business on April 13, 2023, (ii) the close of business on the date of the company’s 2020 annual meeting of stockholders if a proposal soliciting stockholder approval of this Plan is not included in the proxy statement related to the company’s 2020 annual meeting and approved by the affirmative vote of a majority of the votes cast in person or represented by proxy and entitled to vote on such proposal, (iii) the time at which the Rights are redeemed as provided in the Tax Benefits Preservation Plan, (iv) the time at which the Rights are exchanged as provided in the Tax Benefits Preservation Plan, (v) the close of business on the first day of a taxable year of the company to which the board determines that no Tax Attributes may be carried forward or otherwise utilized, (vi) the effective date of the repeal of Section 382 of the Code or any successor statute if the board determines that the Tax Benefits Preservation Plan is no longer necessary or desirable for the preservation of NOLs, or (vii) the closing of any merger or other acquisition transaction involving the company pursuant to an agreement of the type described in the Tax Benefits Preservation Plan (as applicable, the “Expiration Date”).

Amendment of Terms of Tax Benefits Preservation Plan and Rights:
For so long as the Rights are redeemable, the terms of the Tax Benefits Preservation Plan may be amended in any respect without the consent of the holders of the Rights. Thereafter, the terms of the Tax Benefits Preservation Plan may be amended without the consent of the holders of Rights in order to (i) cure any ambiguities, or to correct or supplement any provision contained in the Tax Benefits Preservation Plan which may be defective or inconsistent with any other provisions therein or (ii) subject to certain exceptions, to make any other changes or provisions in regard to matters or questions arising under the Tax Benefits Preservation Plan which the company may deem necessary or desirable.

Voting Rights; Other Stockholder Rights:	The Rights will not have any voting rights. Until a Right is exercised, the holder thereof, as such, will have no separate rights as a stockholder of the company.
Anti-Dilution Provisions:
The board may adjust the Purchase Price, the number of shares of Preferred Stock or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding to prevent dilution that may occur from a stock dividend, a stock split or a reclassification of the Preferred Stock or shares of common stock.

With certain exceptions, no adjustments to the Purchase Price will be made until the cumulative adjustments amount to at least 1% of the Purchase Price. No fractional shares of Preferred Stock will be issued and, in lieu thereof, an adjustment in cash will be made based on the current market price of the Preferred Stock.

Certain Considerations Relating to the Tax Benefits Preservation Plan. The board believes that attempting to protect the NOLs described above is in the company’s and the stockholders’ best interests. Nonetheless, we cannot eliminate the possibility that an “ownership change” will occur even if the Tax Benefits Preservation Plan is approved. You should consider the factors below when making your decision.
Future Use and Amount of the NOLs is Uncertain. The company’s use of the NOLs depends on its ability to generate taxable income in the future. The company cannot assure you whether it will have taxable income in any applicable period or, if it does, whether such income or the NOLs at such time will exceed any potential Section 382 limitation.
Potential Effects on Liquidity. The Tax Benefits Preservation Plan is intended to deter persons or groups of persons from acquiring beneficial ownership of the shares of common stock in excess of the specified limitations that may jeopardize the company’s ability to use the NOLs. A stockholder’s ability to dispose of the shares of common stock may be limited if the Tax Benefits Preservation Plan reduces the number of persons willing to acquire the shares of common stock or the amount they are willing to acquire. A stockholder may become an Acquiring Person upon actions taken by persons related to, or affiliated with, them. Stockholders are advised to carefully monitor their ownership of the company’s shares and consult their own legal advisors and/or us to determine whether their ownership of the shares of common stock approaches the proscribed 4.99% level.
Potential Impact on Value. The Tax Benefits Preservation Plan could negatively impact the value of the shares of common stock by deterring persons or groups of persons from acquiring the shares of common stock, including in acquisitions for which some stockholders might receive a premium above market value.
Anti-Takeover Effect. The board adopted the Tax Benefits Preservation Plan to diminish the risk that the company’s ability to use the NOLs to reduce potential federal income tax obligations is impaired. Nonetheless, the Tax Benefits Preservation Plan may have an “anti-takeover effect” because it may deter a person or group of persons from acquiring beneficial ownership of 4.99% or more of the shares of common stock or, in the case of a person or group of persons that already own 4.99% or more of the shares of common stock, from acquiring any additional common stock. As the Tax Benefits Preservation Plan will cause substantial dilution to any person or group who attempts to acquire such an interest in the company without advance approval from the board, one effect of the Tax Benefits Preservation Plan may be to render more difficult or discourage any attempt to acquire the company or a substantial interest in the company without board approval.

Taxes. No taxable income is recognized by either the stockholders or the company when the Rights are issued. In certain instances, the occurrence of an event that renders the Rights exercisable may be a taxable event to holders of the Rights.
Required Vote for Approval and Recommendation of the Board of Directors. The ratification and approval of the Tax Benefits Preservation Plan designed to preserve the value of certain tax assets associated with NOLs under Section 382 of the Code requires the affirmative vote of the holders of at least a majority of the voting power present or represented by proxy at the annual meeting. Abstentions will be counted as votes against this proposal and broker non-votes will have no effect on this proposal. Brokers, as nominees for the beneficial owners, may not exercise discretion in voting on this matter and may only vote on this proposal as instructed by the beneficial owners of the shares. Unless otherwise instructed, the proxy holders will vote proxies held by them FOR the ratification and approval of the Tax Benefits Preservation Plan. For more information, please see “Questions and Answers about the Annual Meeting and Voting.”
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE TAX BENEFITS PRESERVATION PLAN.

PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION
(“SAY-ON-PAY” VOTE)
At each annual meeting, we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement pursuant to Section 14A of the Exchange Act. This vote (commonly referred to as a “say-on-pay” vote) is advisory, which means that the vote is not binding on the company, our board of directors, or its compensation committee. The vote on this resolution is not intended to address any specific element of compensation but rather relates to the overall compensation of our named executives and our compensation philosophy and practices, as described in this proxy statement.
We are asking our stockholders to vote on the following resolution:
RESOLVED, that the compensation paid to the named executive officers as disclosed in the proxy statement for the company’s 2020 annual meeting of stockholders pursuant to Item 402 of Regulation S-K of the rules of the Securities and Exchange Commission is hereby APPROVED.
We understand that our executive compensation practices are important to our stockholders. In considering your vote on this proposal, we encourage you to review all of the relevant information in this proxy statement – the description of our program located in the Compensation Discussion and Analysis, the compensation tables, and the rest of the narrative disclosures regarding our program.
At our 2019 annual meeting, our say-on-pay proposal was approved with 82% of our stockholders voting in favor. Given that this approval percentage was lower than the percentage we had earned in prior years, in spring 2019, our general counsel, together with investor relations, reached out to our largest institutional stockholders to discuss their concerns and report back to the committee. The main compensation-related concerns that were communicated to us were (1) the existence of equity awards that would be subject to single-trigger acceleration in the event of a change of control and (2) significant exit payouts to departing executives (specifically, the size of payouts under our Supplemental Executive Retirement Plan or “SERP”). The committee took this feedback into consideration in making compensation decisions going forward. Specifically, we no longer have any equity awards outstanding that have single trigger acceleration upon a change of control; rather, the vesting of outstanding equity awards would only accelerate following a change of control if the officer also experiences an involuntary termination (by the company without “cause” or by the officer with “good reason,” each as defined in the change of control agreement). In addition, none of our current executive officers is a participant in the SERP, which was closed to new participants in 2010. Although we did make a significant payout to Mr. Rynd, our former CEO, upon his departure in 2019, those payments were required under contractual agreements originally made in 2018. We will continue to engage with our stockholders and welcome their feedback on our pay programs throughout the year.
While this say-on-pay vote is not binding, our compensation committee and board take the views of our stockholders into account and will review the voting results and consider the outcome of the vote when making future compensation decisions for our named executives. We invite stockholders who wish to communicate with our board on executive compensation or any other matters to contact us as provided under “Corporate Governance – Communicating with Directors.”
Approval of this resolution requires the affirmative vote of the holders of at least a majority of the voting power present or represented by proxy at the annual meeting. Abstentions will be counted as votes against this proposal, and broker non-votes will have no effect on this proposal. If no voting specification is made on a properly returned or voted proxy card, the proxies named on the proxy card will vote FOR approval of the compensation of our named executive officers as disclosed in this proxy statement. For more information, please see “Questions and Answers about the Annual Meeting and Voting.”
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVES AS DISCLOSED IN THIS PROXY STATEMENT.

COMPENSATION DISCUSSION AND ANALYSIS
This section of our proxy statement discusses and analyzes our executive compensation philosophy and program in the context of the compensation paid during the last fiscal year to certain executive officers of the company. We refer to these executives as our “named executives” or “NEOs.” For fiscal 2019, our named executives were:
NEO	Title
Current Executives
Quintin V. Kneen	President, Chief Executive Officer and Interim Chief Financial Officer
David E. Darling	Vice President and Chief Human Resources Officer
Daniel A. Hudson	Vice President, General Counsel, and Secretary
Samuel R. Rubio	Vice President, Chief Accounting Officer, and Controller
Former Executive
John T. Rynd	Former President and Chief Executive Officer
In this CD&A, we first provide an Executive Summary of our company’s business and performance during the fiscal year and how that performance affected executive compensation decisions and payouts. We next explain the Compensation Philosophy and Objectives that guide our compensation committee’s executive compensation decisions. We then describe the committee’s Process of Setting Compensation. Next, we discuss in detail each of the Compensation Components, including, for each component, a design overview as well as the actual results yielded for each named executive in fiscal 2019.
Executive Summary
Our Business. Our company operates a diversified fleet of marine service vessels and provides other marine support services to the global offshore energy industry. With operations in most of the world’s significant offshore crude oil and natural gas exploration and production regions, we have one of the broadest global operating footprints in the offshore energy industry. We provide services in support of all phases of offshore exploration, field development, and production, including towing of, and anchor handling for, mobile offshore drilling units; transporting supplies and personnel necessary to sustain drilling, workover, and production activities; offshore construction and seismic support; and a variety of specialized services such as pipe and cable laying. Our international operations are the primary driver of our revenue and earnings, as a substantial portion of our revenues come from operations outside of the United States territorial waters. For more information about our business, please see “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019.
Fiscal 2019 Company Performance. Our company performance highlights in 2019 included the following:
•
Successful Realization of Business Combination Synergies. Since the completion of our business combination with GulfMark in November 2018, we have high-graded our fleet and achieved material cost savings. In addition, we substantially outperformed our cost reduction targets and have reduced our ongoing general and administrative expense levels to below Tidewater’s standalone levels prior to the business combination.

•
Maintained Sector-Leading Balance Sheet Strength. We maintained our sector-leading financial profile and low net debt position by carefully managing our balance sheet and being conservative with respect to capital expenditures. In the fourth quarter of 2019, we completed a bond consent that, among other things, resulted in reducing certain operational restrictions and loosening certain financial covenants.

•
Capital Discipline Focus, including Fleet Rationalization, Continue to Improve Cash Flow from Operations (“CFFO”). Capital discipline remains a core focus for Tidewater and our ongoing fleet rationalization, working capital management and disciplined approach to capital expenditures all contribute significantly to our ability to generate positive cash flow. We continue to implement a variety of cost-control initiatives, including reductions to vessel operating costs, reductions in worldwide staffing levels, targeted reductions in compensation expense, consolidation of offices globally, changes to our insurance program, improved management of vessel repair and maintenance and other cost control measures. Furthermore, we continued to lead our sector in selling stacked vessels into peripheral markets and recycling yards in 2019 and we intend to continue these initiatives in 2020 and into 2021.

•
We Remain an Industry Leader in Safety Performance. Importantly, Tidewater’s initiatives to streamline its operating platform did not reduce our high standard of operations, and we maintained our track record as an industry leader in personnel safety, with a Total Recordable Incident Rate (“TRIR”) of 0.13 per 200,000

hours worked in 2019. Our safety performance positively impacted our financial results, contributing to significant reductions in our insurance and loss reserves in 2019. We also believe that our clients value our strong safety record, giving us a competitive advantage that is reflected in higher customer and business retention and our ability to secure new contracts for our vessels.
We ended fiscal year 2019 with negative cash flow from operations (CFFO), and although we continue to work towards our goal of sustainable positive free cash flow (FCF), we do expect our business operations in 2020 to be negatively impacted by the reduction in demand for hydrocarbons resulting from the response to the COVID-19 pandemic. The reduction in demand for hydrocarbons compounded by a global over-supply of oil has resulted in an unprecedented decline in the price of oil, which has resulted in our primary customers, the oil and gas companies, making material reductions to their planned spending on offshore projects, compounding the effect of the virus on offshore operations.
As the full impact of these factors to our operating environment continues to play out, our team remains dedicated to monitoring, adapting to and mitigating the effects on our business. Ensuring the health and safety of our employees and maintaining our strong balance sheet and liquidity will remain our key priorities.
Fiscal 2019 Compensation Highlights. As described in greater detail under “Compensation Components,” the three main components of our executive compensation program are base salary, an annual cash incentive award, and long-term incentive awards. The table below provides a summary of key actions taken with respect to each of these three components in fiscal 2019:
Pay Component	Results for 2019	Considerations
Base Salary	base salaries were unchanged for 2019, except for two adjustments due to promotions (Mr. Kneen to CEO and Mr. Hudson to General Counsel)	For each officer who received a base salary increase upon promotion in 2019, his ending base salary remained significantly lower than that of his predecessor.
Short-Term Incentive (“STI”) Program	no payouts were awarded under the 2019 STI program
Under our 2019 STI program, the committee set targets on five different metrics – four company financial/ operational metrics, including safety plus individual performance goals for each officer.

However, given that our cash flow from operations (CFFO) was negative for the year, the committee exercised its discretion to not make any payouts for 2019 performance under the plan.

Long-Term Incentive (“LTI”) Award
For the first year since our restructuring, we implemented an annual LTI program during 2019.

➢ the 2019 LTI award to the CEO was structured as 60% performance-based and 40% time-based

➢ the 2019 LTI award to each other individual then serving as an officer was structured as 50% performance-based and 50% time-based

Although Mr. Rynd, who was CEO at the time of grant, received a 2019 LTI grant, the entirety of this award was forfeited upon his September 3, 2019 retirement.

Mr. Hudson’s award was issued entirely as time-based RSUs, as he was not an officer at the time of grant.

We did have a CEO succession during 2019, as Mr. Kneen was appointed to replace Mr. Rynd. As a result, Mr. Rynd received certain post-termination compensation and benefits to which he was entitled under to the terms of his employment agreement, as discussed in greater detail under “Compensation Components – Employment Agreements.”
As our industry enters a downturn, the committee is committed to ensuring that we have an appropriate program in place to retain, motivate, and incentivize our leadership team to guide us through the cycle.
Compensation Philosophy and Objectives
As a company with a global reach in an operationally-demanding, volatile, highly cyclical, and capital-intensive business, we design our executive compensation program to achieve the following objectives:
•	promote a performance- and results-oriented environment;
•
align compensation with performance measures that are directly related to our company’s strategic goals, key financial and safety results, individual performance, and creation of long-term stockholder value without incurring undue risk;

•	attract, motivate, develop, and retain the executive talent that we require to compete and manage our business effectively;
•	manage fixed costs by combining a more conservative approach to base salaries with more emphasis on performance-dependent and at-risk annual and long-term incentives;
•	maintain individual levels of compensation that are appropriate relative to the compensation of other executives at the company, at our peer companies, and across our industry generally; and
•	align the interests of executives and stockholders by delivering a significant portion of target compensation in equity or equity-based vehicles.
Since our compensation programs are designed to reward achievement of corporate objectives, we change our programs from time to time as our objectives change. The specific principles followed and decisions made in establishing the compensation of our named executives for fiscal 2019 are discussed in more detail below.
Compensation Best Practices. Our compensation committee (referred to throughout this section as the “committee”) strives to align executive compensation with stockholder interests and incorporate strong governance standards into our compensation program, including through the following:
•
Emphasis on Performance-Based and At-Risk Compensation. By design, a meaningful portion of our named executives’ pay is delivered in the form of performance-driven and at-risk incentive compensation, which closely aligns a significant portion of executive pay with successful attainment of our business objectives and, ultimately, stockholder returns.

•
No Single-Trigger Change of Control Benefits. We do not currently have any arrangements with our named executives that provide for single-trigger change of control benefits. We believe that our executive change of control agreements provide protections to our executives that align with current market practice (including modest severance multiples such as 2x for our CEO and 1x for our other named executives, caps on certain benefits, and a “best-net” provision in the event the total payments to the executive trigger an excise tax).

•	Limited Executive Perquisites. We offer our executives very few perquisites that are not generally available to all employees – reimbursement of certain club memberships and paid parking.
•	No Income or Excise Tax Gross-Ups. We do not have any contractual arrangements that would require us to pay tax gross-ups to any of our executives.
•
Clawback Policy. Given that a significant portion of each named executive’s compensation is incentive-based, the compensation committee has adopted a compensation recovery, or “clawback,” policy applicable to cash and equity incentive compensation, which permits the company to recoup such payments in certain situations if the financial statements covering the reporting period to which such compensation relates must be restated.

•
No Named Executives Participate in our Now-Frozen SERP. Although we have a Supplemental Executive Retirement Plan (the “SERP”), it has been closed to new participants since 2010 and frozen since 2018. None of our named executives is a participant in the SERP.

•
Robust Stock Ownership Guidelines Applicable to Directors and Officers. Each director and officer is required to acquire and hold significant positions in company stock by the later of August 1, 2022 or the fifth anniversary of his or her appointment – five times annual retainer or base salary for directors and our chief executive officer and three times base salary for our other named executives.

Process of Setting Compensation
Our board of directors has delegated to the committee the primary responsibility for overseeing our executive compensation program. The committee annually reviews and sets the compensation for our executive officers, subject to approval by the full board (excluding the CEO) of all compensation matters regarding our executives and other key management employees, beginning in March 2020. For more information about the committee’s responsibilities, see “Composition and Role of Board Committees – Compensation Committee.”
Role of the Chief Executive Officer. Our CEO makes recommendations to the committee with respect to salary, short-term incentive (bonus), and long-term incentive awards for all executive officers other than himself. He develops those recommendations based on competitive market information generated by the committee’s compensation consultant, the company’s compensation strategy, his assessment of individual performance, and the experience level of the particular executive. After discussing those recommendations with the CEO, its consultant, and amongst themselves, the committee makes the final decisions on executive compensation, subject to approval by the full board (excluding the CEO) beginning in March 2020.
Evaluating the Chief Executive Officer’s Compensation. At the beginning of each fiscal year, the CEO presents the committee with a proposed list of objectives against which to measure his performance during that year. The committee reviews these objectives with the CEO and then meets in executive session to further review, revise, and approve a final list of performance objectives for the CEO for the year. In evaluating the CEO’s compensation, the committee reviews the competitive market information provided by its compensation consultant and bases its decisions regarding his compensation on our overall compensation strategy, the CEO’s self-assessment, and the committee’s independent assessment of his performance, using the objectives that the committee established at the beginning of the year as one point of analysis. Beginning in March 2020, the committee’s determinations are then subject to approval by the full board (excluding the CEO). These deliberations are done in executive session so that the CEO is not present when the committee and board make determinations regarding his compensation.
Role of Compensation Consultant. Our committee has sole authority over the selection, use, compensation and retention of any compensation consultant engaged to assist the committee in discharging its responsibilities. During 2019, Meridian Compensation Partners, LLC (Meridian) served as the committee’s primary consultant. The committee’s primary consultant also surveys director compensation upon the request of the committee. Meridian has provided no other services to, nor has any other relationship with, our company. As required by SEC rules, the committee has assessed Meridian’s independence with respect to all six independence factors and concluded that Meridian’s work has not raised any conflicts of interest.
The consultant provides the committee with an analysis of competitive compensation market data for the committee to review and consider as part of its annual compensation determination process. This analysis is based on proxy-disclosed compensation information for our defined peer group of companies, which, for 2019, consists of 16 similarly-sized energy service industry companies, as discussed in greater detail below.
Peer Group. In consultation with the consultant, the committee reviews and approves our peer group annually, paying particular attention to mergers, acquisitions, and bankruptcies, each of which may make a peer company more or less aligned to our business. In making its determinations regarding fiscal 2019 compensation, the committee reviewed detailed performance and compensation data on the companies in our peer group.
In November 2018, the committee approved certain changes to our peer group based on recommendations from Meridian. Specifically, a total of five companies were removed from the peer group, including GulfMark Offshore, Inc., which we acquired during that same month. With respect to the other four companies, two companies (Kirby Corporation and Superior Energy Services, Inc.) were removed as their revenues at the time were significantly higher than our own (over 5x in the case of Kirby and over 4x in the case of Superior) while the other two (Archrock, Inc. and Precision Drilling Corporation) were removed due to their operational focus. To ensure our peer group remained sufficiently robust, the committee approved the addition of three new peer companies – ERA Group, Inc., Gulf Island Fabrication, Inc., and SEACOR Holdings, Inc. – whose revenues and market capitalization were in greater alignment with our company at that point in time.
Following these adjustments, our peer group consisted of the following 16 companies (new companies are indicated by an asterisk):
Bristow Group Inc.	Newpark Resources, Inc.
Diamond Offshore Drilling, Inc.	Noble Corporation plc
Dril-Quip Inc.	Oceaneering International Inc.
*ERA Group, Inc.	Oil States International Inc.
Frank’s International N.V.	PHI, Inc.
*Gulf Island Fabrication, Inc.	Rowan Companies plc
Helix Energy Solutions Group, Inc.	*SEACOR Holdings Inc.
Hornbeck Offshore Services, Inc.	SEACOR Marine Holdings, Inc.
Consideration of Prior Say-on-Pay Vote Results. Since 2011, our board’s policy has been to hold say-on-pay votes at each annual meeting of stockholders, consistent with the board’s voting recommendation on, and the actual results for, each of the two advisory votes on the frequency of future say-on-pay votes that we have held. The most recent such vote was in 2018 and more than 99% of voting shares were cast in favor of continuing to hold annual say-on-pay votes. Our next advisory vote on the frequency of future say-on-pay votes will be held at our 2024 annual meeting of stockholders.
At our 2019 annual meeting, our stockholders approved our executive compensation, with more than 82% of voting shares cast in favor of the say-on-pay resolution at that meeting. The result of the most recent say-on-pay vote is an important point of reference for the committee as it makes executive compensation decisions for a given year. In addition, we regularly engage with stockholders and welcome their feedback on our pay programs throughout the year.
Compensation Components
As noted previously, the three core components of our executive compensation program are base salary, a short-term cash incentive, and long-term incentive awards. This section discusses each of these compensation elements and arrangements as well as the change of control protections, retirement benefits, and limited perquisites provided to our named executives during fiscal 2019.
Base Salary. In prior years, the committee’s practice has been to review and determine salary levels for named executives prior to the beginning of each fiscal year. Our base salary determinations are based on a variety of factors, including individual performance, market salary levels, our company’s overall financial condition, and industry conditions.
The base salaries of our named executives did not change during 2019 except for two promotion-based increases (Messrs. Kneen and Hudson). Specifically, Mr. Kneen, who had been serving as Executive Vice President and CFO, was promoted to President and CEO upon Mr. Rynd’s retirement on September 3, 2019. Contemporaneous with his promotion, Mr. Kneen’s base salary was increased $350,000 to $500,000 to reflect his new position. Similarly, Mr. Hudson, who had been serving as Assistant General Counsel, was promoted to Vice President and General Counsel effective October 1, 2019. We increased Mr. Hudson’s base salary from $184,000 to $230,000, a salary in line with other Vice Presidents of the company. Following these increases, at the end of 2019, each earned a base salary of approximately $100,000 less than the salary of his predecessor.

Short-Term Cash Incentive Compensation. Our short-term or annual cash incentive (“STI”) program is one key component of our executive compensation program.
General Structure of the Program. Our typical practice is to pay short-term cash incentives to our named executives for the purpose of rewarding both company and individual performance during a given year. In recent years, the company’s STI program for executive officers has included the following performance metrics, among others:
•	cash flow from operations (“CFFO”), defined as net cash provided by operating activities as reported in our consolidated statements of cash flows;
•	a safety performance component, which depends upon our achievement of a pre-established goal for the period, such as lost-time accidents or our TRIR results; and
•	a discretionary component, based on the committee’s subjective assessment of the individual executive’s performance during the period.
CFFO is one of our most important shorter-term company strategic objectives. We believe that CFFO is a core measure of the company’s performance and our focus on CFFO is intended, among other things, to incentivize management to focus on key cash flow initiatives, including timely collection of accounts receivable balances. CFFO is also important for long-term stockholder value creation in that it keeps management focused on the ability to fund growth through operations in an effort to manage debt levels.
We include a safety performance component in our STI program to reinforce our commitment to continue to be an industry leader in safety. We believe that a safe work environment helps us to attract and retain a more experienced work force and gives us a competitive advantage among our peers, both in retaining existing business and when bidding for new work. In addition, a strong safety record helps us to minimize our insurance and loss costs and the overall cost of doing business.
The committee’s practice has been to approve the executive STI program during the first quarter of our fiscal year. In approving the plan, the committee approves the company performance metrics, the specific performance levels for each metric, and the target award for each named executive, which is expressed as a percentage of the executive’s base salary.
2019 STI Program Design. In March 2019, the committee approved the fiscal 2019 STI program and designated each of the named executives as a participant.
Unlike the 2018 plan, our 2019 plan did not use CFFO as an explicit plan funding mechanism but rather allocated the target award among five separate metrics, with the company’s actual CFFO for the year acting as an overall funding consideration. The five individual metrics, intended to be weighted and evaluated separately, were a general and administrative expense (G&A) target (25% of the overall target award), a dry dock target (25% of the overall target award), a vessel operating margin (VOM) target (20% of the overall target award); a safety performance target (10% of the overall target award); and individual performance goals (20% of the overall target award).
For the first three metrics (G&A, dry dock, and VOM), payout could range between 0-150% of the individual component’s target award, depending on performance. Payout on the safety portion could range from 0-100% of the target safety component while payout on the individual performance component could range from 0-125%. Assuming maximum performance on all metrics, the overall maximum a participant could earn under the fiscal 2019 STI program would be 140% of his target award.

The following chart shows the target award for each participating named executive, expressed as a percentage of his base salary, as well as the dollar amount of the target award he was eligible to receive under the STI program for fiscal 2019:
Named Executive	Base Salary(1) ($)	Target Award as % of Salary(2) (%)	Target Award ($)
Quintin V. Kneen	399,375	96.6%	385,917
David E. Darling	230,000	70.0%	161,000
Daniel A. Hudson	197,417	40.1%	79,219
Samuel R. Rubio	230,000	70.0%	161,000
John T. Rynd(3)	400,000	100.0%	400,000
(1)	Represents the amount of base salary actually paid to each named executive for service during 2019.
(2)
The target award opportunity for each of Messrs. Kneen and Hudson was increased due to his promotions (from 95% to 100% for Mr. Kneen and from 30% to 70% for Mr. Hudson); thus, the target percentage included above for each is a blended rate based on the number of days each percentage opportunity was in effect.

(3)	Mr. Rynd retired effective September 3, 2019 but was eligible to receive a pro rata STI payout for the portion of the year in which he was employed.
Calculation of 2019 STI Program Metrics. The table below summarizes performance standards and actual achievement for the year. Except for safety performance, participants can earn between 0% and 150% of target for each measure in the plan. Performance at or below threshold results in a 0% payout while maximum performance or above results in a payout at 150% of target opportunity. Actual payout is calculated using straight line interpolation between threshold and target and between target and maximum. Safety performance opportunity (10% of total) represents the maximum opportunity, with the potential for negative adjustment based upon the number of lost time incidents (LTAs) during the year.
As shown, actual performance under the plan would have resulted in a payout at 76% of target, which would have yielded an aggregate plan payout to all participants of nearly $3 million. However, as noted above and below, the committee, exercising its discretion under the terms of the plan, decided not to pay out any bonuses under the plan given our CFFO results for the year, regardless of our performance on any of the stated metrics.
	Performance Standards			Actual Performance	Percent of Target Earned	Times Weight	Equals Weighted Payout
Performance Metric	Threshold	Target	Maximum
G&A Run Rate(a)	$100 MM	$88 MM	$78 MM	$81 MM	135%	30%	40.5%
Dry Dock(b)	$65 MM	$60 MM	$50 MM	> $65 MM	0%	30%	0.0%
VOM(c)	$140MM	$160 MM	$185 MM	$154.5 MM	86%	30%	25.8%
Safety(d)	—	—	0 LTAs	2 LTAs	80%	10%	8.0%
Adjustment for Subjective Criteria							1.7%
Calculated Percent of Target Earned							76.0%
Approved Percent of Target Earned							0.0%
(a)
G&A run rate. Annualized G&A expense calculated by multiplying the fourth quarter’s G&A (excluding certain board-sanctioned, non-recurring charges) by four. At a G&A run rate of $78.0 million or less, a maximum 150% of target could be earned. We calculated our G&A run rate by multiplying our fourth quarter 2019 adjusted G&A of $20.3 million ($22.4 million as reported in our financials, net of $2.1 million in restructuring costs) by four.

(b)
Dry Dock. The objective was to complete 65 dry docks at a target cost of $60.0 million, adjusted for any board-sanctioned changes due to discretionary reactivations, changes, or deletions to the dry dock schedule.

(c)
VOM. Vessel operating margin, defined as vessel revenue less vessel operating expenses, excluding any board-sanctioned, one-time costs associated with our 2018 merger with GulfMark. We calculated VOM by subtracting our vessel operating expense as reported for 2019 of $332.0 million from vessel revenue as reported in our 2019 income statement of $486.5 million.

(d)
Safety. For each participant, the portion of his target award (10%) allocated to safety represents the maximum the participant could earn, with downward adjustments made if more than one lost time accident (LTA) has occurred.

Determination of No Payout based on CFFO Results for 2019. As noted previously, although the committee did not set specific CFFO targets for the 2019 STI plan, the company’s actual CFFO for fiscal 2019 was an overarching consideration in determining whether to make any payouts under the program. As reported in our consolidated statements of cash flows, our CFFO for 2019 was $(31.4) million. Based on this result, the committee decided that it would not pay out any bonuses under the 2019 STI program, regardless of actual performance on any of the specific performance metrics.
For 2020, our committee redesigned the STI program to be based on sufficiently positive free cash flow and installed a retention program for current executive officers and certain other key employees to preserve management through any payout of the 2020 STI program.
Long-Term Incentive Compensation. The company maintains two long-term incentive (“LTI”) plans, the Tidewater Inc. 2017 Stock Incentive Plan (the “2017 Plan”), which became effective as a result of the restructuring, and the Tidewater Inc. Legacy GLF Management Incentive Plan (the “Legacy GLF Plan”), which was originally adopted by GulfMark but was assumed and converted by us in the business combination.
Prior to the 2017 restructuring, our committee would typically make annual LTI grants to our named executives in the form of equity or equity-based awards, generally using a multiple of each executive’s base salary to determine the overall grant size. Immediately after the restructuring, certain legacy executive officers received sizeable emergence grants in the form of time-based RSUs, which obviated the need to implement an annual LTI program.
However, given recent senior leadership changes and to address potential retention and motivation concerns, in early 2019, we began the process of determining how best to implement an annual LTI program going forward. To that end, with the guidance of our compensation consultant, the committee approved certain LTI grants to each of our named executives in April 2019, with a mix of time- and performance-based RSUs granted at the following target values based on the employee’s position:
Position	Total LTI Target Grant Value	% Time-Based	% Performance- Based	Named Executive Grantees
CEO	$2,750,000	60%	40%	Mr. Rynd
CFO	$1,000,000	50%	50%	Mr. Kneen
Other Officers	$164,000	50%	50%	Messrs. Darling and Rubio
Other Key Employees	$130,000	100%	—	Mr. Hudson
As noted in the chart above, at the time that these grants were made, Mr. Rynd was serving as our CEO, Mr. Kneen was serving as our CFO, and Mr. Hudson, who had not yet been appointed as an officer of the company, received a time-based RSU grant as a key employee.
For each named executive, the time-based portion of his grant vests in three equal installments on the first three anniversaries of the date of grant, contingent upon his continued employment on the vesting date (except in the case of death or termination due to disability).
For those named executives who received performance-based RSUs, vesting of those RSUs is contingent upon the company’s achievement of two separate performance metrics, each measured over the three-year period from January 1, 2019 through December 31, 2021. For one tranche of the performance-based RSUs (50% of the total performance-based RSUs), vesting will depend upon our total stockholder return (TSR) as measured against that of our peer group for the three-year period. For the other tranche (the remaining 50%), vesting will depend upon the simple average of our return on invested capital (SAROIC) for each year in the three-year period as measured against certain predetermined targets. The number of performance-based RSUs granted in each tranche represents the target award; however, payout may range between 0%-200% of target depending on the company’s actual performance. Payout will be prorated for results that fall between two performance levels. Any shares earned under these performance-based RSUs will be issued to the named executive on April 15, 2022.

For the TSR performance-based RSUs, any payout will be determined as follows:
Performance Level	Tidewater’s Percentile Rank	Share Payout as a % of TSR RSU Award
Maximum	≥ 80th percentile	200%
Target	50th percentile	100%
Threshold	35th percentile	50%
Below Threshold	< 35th percentile	0%
The peer group for the TSR performance-based RSUs consists of 15 of our 16 peer companies – all but PHI, Inc., which had been delisted shortly before the committee approved these 2019 LTI grants. Regardless of our relative TSR rank, if our TSR for the three-year performance period is negative, the maximum possible payout is capped at 100% on this tranche of performance-based RSUs.
For the SAROIC performance-based RSUs, any payout will be determined as follows:
Performance Level	SAROIC	Share Payout as a % of ROIC RSU Award
Maximum	≥ 10.0%	200%
Target	6.0%	100%
Threshold	4.0%	50%
Below Threshold	< 4.0%	0%
For each of the three years in the performance period, we calculate return on invested capital (ROIC) by dividing our adjusted net earnings by our average invested capital for the same period, and then calculate the simple average of the three one-year ROIC figures. Adjusted net earnings is defined as pre-tax operating income, plus depreciation and amortization, less cash paid for dry-docking expenses, net of any non-cash items (such as stock compensation expense) and plus taxes included in operating expense. Our average invested capital is the average of the twelve monthly ending book values of our active vessel fleet during the year.
As noted previously, upon his September 3, 2019 retirement, Mr. Rynd’s entire 2019 LTI grant was forfeited.
Retirement Benefits. Our named executives participate in employee benefit plans generally available to all employees, including a qualified defined contribution retirement plan (the 401(k) Savings Plan). We have a broad-based legacy Pension Plan, which has been frozen and closed to new participants for nearly a decade. Mr. Darling is the only named executive who participates in our Pension Plan. Since his participation is based on his prior employment with us (from 1983 to 1996), he is currently in payout status and receives a modest annual benefit ($2,227). Mr. Darling will not accrue any additional benefits under the Pension Plan for his current service (he rejoined us in March 2018). Since January 1, 2011, when the Pension Plan was frozen, all qualified retirement benefits have been provided through our 401(k) Savings Plan.
In addition to these broad-based programs, we provide our executives with a non-qualified deferred compensation plan, the Supplemental Savings Plan (the “SSP”), which acts as a supplement to our 401(k) Savings Plan. The SSP is designed to provide retirement benefits to our officers that they are precluded from receiving under the underlying qualified plans due to the compensation and benefit limits in the Internal Revenue Code. None of our named executives have elected to participate in the SSP.
We also sponsor a Supplement Executive Retirement Plan (the “SERP”), which has been closed to new participants since 2010 and frozen from additional accruals since 2018. None of our named executives participates in the SERP.
Change of Control Agreements. We have entered into change of control agreements with certain officers, including each of our named executives. We continue to offer our executives change of control benefits for several reasons. We believe that offering these protections to our executives and other key personnel is an important part of good corporate governance, as they alleviate individual concerns about the possible involuntary loss of employment and ensure that the interests of our named executives will be materially consistent with the interests of our stockholders when considering corporate transactions. In addition, we believe that these change of control protections preserve morale and productivity and encourage retention in the face of the potential disruptive impact of an actual or potential change of control of our company.

Each of our change of control agreements has an initial term of one year (ending on December 31) but is subject to one-year “evergreen” renewal periods unless the company provides written notice to the officer by June 30 of a given year that it does not wish to extend the agreement past its then-current term.
The agreement provides the officer with certain employment protections for a two-year period following a change in control of the company. In addition, if the officer is terminated without “cause” or terminates his own employment with “good reason” during that two-year protected period (as defined in the agreement), he will be entitled to receive certain payments and benefits. Specifically, among other benefits, the officer would be entitled to receive: (1) a cash severance payment equal to a specific multiple (two times for the CEO, one-and-a-half times for any executive vice president, and one time for all other covered officers) of the sum of (a) his base salary in effect at the time of termination and (b) his target bonus; (2) a pro-rata cash bonus for the fiscal year in which the termination occurs; (3) a cash payment equal to any accrued but unpaid bonus for a completed fiscal year; and (4) reimbursement for the cost of insurance and welfare benefits for a specified number of months (24 months for the CEO, 18 months for any executive vice president, and 12 months for all other officers) following termination of employment.
Under the agreement, the officer would not be entitled to any tax gross-ups for excise taxes that may be triggered under Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended. However, the officer would be entitled to receive the “best net” treatment, which means that if the total of all change of control payments due him exceeds the threshold that would trigger the imposition of excise taxes, the officer will either (1) receive all payments and benefits due him and be responsible for paying all such taxes or (2) have his payments and benefits reduced such that imposition of the excise taxes is no longer triggered, depending on which method provides him the better after-tax result.
Other Benefits and Perquisites. We also provide certain limited perquisites to our named executives. For 2019, these perquisites consisted primarily of club dues for one country club membership for each named executive. We do not provide tax gross-ups on any perquisites.
Employment Agreements.
Mr. Kneen. We are party to an employment agreement with Mr. Kneen, which was initially assumed in the business combination with GulfMark and was amended upon his promotion to President and CEO in September 2019. Mr. Kneen continues to serve as our Chief Financial Officer on an interim basis until a longer-term successor is appointed to that role. Under his employment agreement, which is in effect through December 28, 2021, Mr. Kneen is entitled to receive an annual base salary of no less than $500,000, to participate in our STI program with an annual target opportunity of 100% of base salary, and is eligible to participate in any LTI program for executive officers.
To induce Mr. Kneen to join us as our CFO following the GulfMark business combination, the committee awarded him an initial LTI grant of time-based RSUs with a grant date value of $1,050,000, which will vest in equal installments over the first three anniversaries of the date of grant. The value of this initial LTI grant was based on the severance for which Mr. Kneen would have been eligible had he not accepted our offer of continued employment. In addition, Mr. Kneen’s legacy GulfMark RSUs, which were assumed and converted by us in the business combination (his “converted RSUs”) remained outstanding subject to their original vesting schedule (with the last such tranche vesting on April 13, 2021).
In the event of Mr. Kneen’s death or termination due to disability during the term of the agreement, Mr. Kneen would be entitled to receive a pro-rata STI award for the year of termination based on actual performance and the vesting of any unvested portion of his initial LTI grant and his converted RSUs would accelerate. In addition, if Mr. Kneen’s employment is terminated by the company without “cause” or if he terminates his employment with “good reason” during the term of his employment agreement then, subject to his execution and non-revocation of a general release of claims against the company, Mr. Kneen will be entitled to receive certain payments and benefits. Specifically, in such event, Mr. Kneen would be entitled to receive a lump sum cash severance equal to 24 months’ of then-current base salary, a lump sum cash payment equal to the total premiums that Mr. Kneen would have been required to pay for 12 months’ of continuation coverage under the Company’s health plans, and would remain eligible to receive a pro rata bonus under the STI program for the year of termination based on actual performance. In addition, any unvested portion of his initial LTI grant and his converted RSUs would automatically vest in full.

Mr. Kneen’s employment agreement contains certain restrictive covenants that apply during and after his employment, including an agreement to not disclose confidential information and, for a one-year period following his termination of employment for any reason, non-competition and non-solicitation agreements. As noted above, in addition to his employment agreement, Mr. Kneen is party to a change of control agreement with us. If a “change of control” (as defined in the change of control agreement) occurs, then the change of control agreement will govern the terms of Mr. Kneen’s employment and his employment agreement will be of no further force and effect.
Mr. Rubio. Mr. Rubio also joined us following our business combination with GulfMark and we are party to an employment agreement with him that was assumed in that business combination and was amended and restated to reflect his employment with us. Under this agreement, which is in effect through December 28, 2021, Mr. Rubio is entitled to receive an annual base salary of no less than $230,000 and to participate in our STI program with an annual target opportunity of 70% of base salary. Mr. Rubio received two initial LTI grants, the first consisting of 10,000 of time-based RSUs (the “First Rubio Grant”) and the second with a grant date target value of $360,950 (the “Second Rubio Grant” and, together with the First Rubio Grant, the “Rubio Grants”), each of which will vest in three equal installments on December 28 of 2019, 2020, and 2021. In the event of Mr. Rubio’s death or termination due to disability during the term of his employment agreement, any unvested portion of the Rubio Grants will automatically vest in full. If, during the term of the employment agreement, we terminate Mr. Rubio’s employment without “cause” or if he terminates his employment with “good reason” (each as defined in the agreement), then, subject to his execution and non-revocation of a general release of claims against the company, any unvested portion of the Second Rubio Grant will automatically vest in full. Mr. Rubio’s agreement contains certain restrictive covenants that apply during and after his employment, including an agreement to not disclose confidential information and, for a one-year period following his termination of employment for any reason, non-competition and non-solicitation agreements. As noted above, in addition to his employment agreement, Mr. Rubio is party to a change of control agreement with us. If a “change of control” (as defined in the change of control agreement) occurs, then the change of control agreement will govern the terms of Mr. Rubio’s employment and his employment agreement will be of no further force and effect.
Mr. Rynd’s Retirement. As noted previously, Mr. Rynd served as our President, Chief Executive Officer, and a director until his retirement on September 3, 2019. We were party to an employment agreement with Mr. Rynd as well as a side letter that established his initial base salary. In connection with his termination, the committee determined that Mr. Rynd was entitled to those benefits specified in his agreement that would be due him upon a termination by the company without cause. Specifically, under his agreement, Mr. Rynd was entitled to one year of his then-current base salary and a target bonus for the year of termination, which would be paid to him in equal installments over a twelve-month period after the date of termination. In addition, Mr. Rynd was eligible to receive a pro-rata STI award for the year of termination based on actual performance and the vesting of his initial LTI grant accelerated, with performance deemed to have been achieved at target performance levels for the performance-based portion. As described in greater detail in the section entitled “Short-Term Incentive Compensation,” the committee determined that no bonuses were earned by any of our named executives (including Mr. Rynd) for 2019 performance given our negative CFFO results for the year. In addition, his entire 2019 LTI grant was forfeited upon his retirement. The agreement with Mr. Rynd contains certain restrictive covenants that continue to apply to him after his employment, including an agreement to not disclose confidential information and, for a two-year period following his termination of employment, non-competition and non-solicitation agreements.
Compensation and Equity Ownership Policies
Clawback Policy. Under our Executive Compensation Recovery Policy, we may recover cash and equity incentive compensation awarded if the compensation was based on the achievement of financial results that were the subject of a subsequent restatement of our financial statements if the executive officer engaged in intentional misconduct that caused the need for a restatement and the effect was to increase the amount of the incentive compensation.
Stock Ownership Guidelines. Under our stock ownership guidelines, our officers are required to hold the following amounts of company stock within five years of becoming an officer:
•	5x salary for the chief executive officer;
•	3x salary for the chief operating officer, chief financial officer, and executive vice presidents; and
•	2x salary for all other officers.

If an officer’s ownership requirement increases because of a change in title or if a new officer is added, a five-year period to achieve the incremental requirement begins in January following the year of the title change or addition as an officer. For our executives, the guidelines specify that time-based equity awards count as shares of company stock but performance-based awards do not. Each of our executives, like the members of our board, has until the fifth anniversary of his or her appointment to come into compliance with these guidelines.
Prohibition on Hedging and Pledging Transactions. Each of our named executives is subject to our Policy Statement on Insider Trading, an internal company policy adopted by our board. This policy includes a blanket prohibition on engaging in certain forms of hedging or monetization transactions, such as prepaid variable forward contracts, equity swaps, collars, and exchange funds with respect to our securities, regardless of whether those securities were received as compensation. This prohibition applies to all company insiders (including our directors and our named executives) as well as all of our other employees. In addition, the policy includes a blanket prohibition on insiders pledging company securities as collateral for a loan or any other purpose.
Compensation Committee Interlocks and Insider Participation
The current members of our compensation committee are Messrs. Raspino, Fagerstal, and Traub and during 2019, each of Messrs. Bates, Carr, Newman also served on our compensation committee. None of these individuals has been an officer or employee of our company or any of our subsidiaries. No executive officer of our company served in the last fiscal year as a director or member of the compensation committee of another entity one of whose executive officers served as a member of our board or on our compensation committee.
Compensation Committee Report
The compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based upon this review and discussion, the committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement.
Compensation Committee:

Louis A. Raspino, Chairman Dick Fagerstal Kenneth H. Traub

FISCAL 2019 SUMMARY COMPENSATION TABLE
The following table summarizes the compensation paid to each of our named executives in all capacities in which they served for each of fiscal 2019 and fiscal 2018. None of our named executives served as executive officers for the company during the prior reporting periods (the nine-month transition period from April 1, 2017 to December 31, 2017 and the prior fiscal year (2017)).
Name and Principal Position	Fiscal Year	Salary ($)	Stock Awards(1) ($)	Non-Equity Incentive Plan Compensation(2) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(3) ($)	All Other Compen- sation(4) ($)	Total ($)
Current Executives
Quintin V. Kneen(5) President, Chief Executive Officer, and Interim Chief Financial Officer	2019	399,375	1,000,017	—	—	18,512	1,417,904
	2018	62,521	1,060,005	—	—	—	1,122,526
David E. Darling(6) Vice President and Chief Human Resources Officer	2019	230,000	164,004	—	3,253	975	398,232
Daniel A. Hudson(6) Vice President, General Counsel, and Secretary	2019	197,417	130,022	—	—	975	328,414
Samuel R. Rubio(6) Vice President, Chief Accounting Officer, and Controller	2019	230,000	164,004	—	—	975	394,979
Former Executive
John T. Rynd(7) Former President and Chief Executive Officer	2019	400,000	2,750,003	—	—	1,207,685	4,357,688
	2018	498,082	2,750,041	473,178	—	6,723	3,728,024
(1)
For 2019, this figure represents the grant date value of RSU grants made to our named executives. As disclosed in footnote 7, the entire 2019 RSU grant to Mr. Rynd was forfeited upon his retirement date (September 3, 2019). For more information regarding the equity awards granted during fiscal 2019, please see the next table (“Fiscal 2019 Grants of Plan-Based Awards”). We value both time-based and performance-based RSUs based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 at the closing sale price per share of our common stock on the date of grant. Assuming maximum performance, the grant date value of the 2019 stock awards for those named executives who received performance-based RSUs would be as follows: Mr. Kneen, $1,500,013; each of Messrs. Darling and Rubio $246,005; and Mr. Rynd, $4,400,004. For information regarding the assumptions made by us in valuing our RSU awards, please see Note 12 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

(2)	No bonuses were earned under our 2019 STI program. For more information on this program, see “Short-term Incentive Compensation.”
(3)
Reflects the change from the prior fiscal year in the actuarial present value of the accumulated benefit under our Pension Plan, which has been closed to new participants since 2010. Mr. Darling is the only named executive who is a participant in the Pension Plan and, as discussed in greater detail under “Fiscal 2019 Pension Benefits,” his participation is based on his prior service with Tidewater from 1983 to 1996. He is currently in payout status and receives payments in the form of a 50% joint and contingent annuity (approximately $2,227 per year). He will not accrue any additional benefits for his current service.

(4)	The following chart provides a breakdown of the amounts included in each named executive’s “All Other Compensation” column for fiscal 2019:
Name	Termination Payments(7) ($)	Perquisites ($)	Total, All Other Compensation ($)
Current Executives
Mr. Kneen	—	18,512	18,512
Mr. Darling	—	975	975
Mr. Hudson	—	975	975
Mr. Rubio	—	975	975
Former Executive
Mr. Rynd	1,200,000	7,685	1,207,685

The fiscal 2019 “Perquisites” figures reported above include the following: the cost of company-paid parking (for each of Messrs. Kneen, Darling, Hudson, and Rubio, $974; for Mr. Rynd, $731), and certain club memberships (for Mr. Kneen, $17,537; for Mr. Rynd, $6,953). We do not reimburse any executive for tax liability incurred in connection with any perquisite.
(5)
Mr. Kneen, who previously served as our Executive Vice President and Chief Financial Officer, was appointed President, Chief Executive Officer, and a Director effective September 3, 2019. He continues to serve as our Chief Financial Officer on an interim basis until the appointment of a longer-term successor to that role.

(6)	Each of Messrs. Darling, Hudson, and Rubio was designated as an executive officer of the company in the fall of 2019 following the restructuring of our senior management team.
(7)
Mr. Rynd served as our President, Chief Executive Officer, and a director until he retired on September 3, 2019. The board determined that, under the terms of his employment agreement, Mr. Rynd was entitled to receive the benefits due him upon an involuntary termination by the company without cause. Therefore, Mr. Rynd received a cash severance equal to one year’s base salary plus target bonus, contingent upon his compliance with certain post-employment restrictive covenants, and full acceleration of his initial equity award (with performance deemed at target for the performance-based portion of that award). However, his 2019 long-term incentive award, the value of which is reported in the “Stock Awards” column for 2019, was forfeited effective as of his retirement date.

FISCAL 2019 GRANTS OF PLAN-BASED AWARDS
The following table presents additional information regarding all equity and non-equity incentive plan awards granted to our named executives during the fiscal year ended December 31, 2019.
Name and Type of Grant	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Current Executives
Quintin V. Kneen
Annual Cash Incentive(1)	—	115,775	385,917	540,283
TB RSU Grant(2)	4/15/19				—	—	—	20,409	500,021
PB RSU Grant (TSR)(3)	4/15/19				5,102	10,204	20,408	—	249,998
PB RSU Grant (ROIC)(3)	4/15/19				5,102	10,204	20,408	—	249,998
David E. Darling
Annual Cash Incentive(1)	—	48,300	161,000	225,400
TB RSU Grant(2)	4/15/19				—	—	—	3,347	82,002
PB RSU Grant (TSR)(3)	4/15/19				837	1,674	3,348	—	41,001
PB RSU Grant (ROIC)(3)	4/15/19				837	1,673	3,346	—	41,001
Daniel A. Hudson
Annual Cash Incentive(1)	—	23,739	79,129	110,781
TB RSU Grant(2)	4/15/19				—	—	—	5,307	130,022
Samuel R. Rubio
Annual Cash Incentive(1)	—	48,300	161,000	225,400
TB RSU Grant(2)	4/15/19				—	—	—	3,347	82,002
PB RSU Grant (TSR)(3)	4/15/19				837	1,674	3,348	—	41,001
PB RSU Grant (ROIC)(3)	4/15/19				837	1,673	3,346	—	41,001
Former Executive
John T. Rynd(4)
Annual Cash Incentive(1)	—	120,000	400,000	560,000
TB RSU Grant(2)	4/15/19				—	—	—	44,898	1,100,001
PB RSU Grant (TSR)(3)	4/15/19				16,837	33,674	67,348	—	825,001
PB RSU Grant (ROIC)(3)	4/15/19				16,837	33,673	67,346	—	825,001
(1)
Each of our named executives was eligible to receive an annual cash incentive under our short-term incentive program based the achievement of certain company and individual performance goals during fiscal 2019 (the 2019 STI program). The target awards for Messrs. Kneen and Hudson, each of whom had his target opportunity increased during the year, are prorated based on the number of days in the year each percentage opportunity was in effect. The target award for Mr. Rynd is prorated based on the number of days in the fiscal year in which he was employed by the company. The threshold award value represents the amount that could be earned for performance at threshold on three of the five metrics (G&A, dry dock, and vessel operating margin) that provided the opportunity for a payout at threshold. The maximum award that could be earned by each participating named executive was 140% of his target award, assuming maximum performance on each of the five criteria. However, as indicated in the 2019 “Non-Equity Compensation” column of the Summary Compensation Table, no payouts were ultimately earned under the 2019 STI program, given the fact that our cash flow from operations was negative for the year. For more information regarding our 2019 STI program, please see the section entitled, “Short-term Incentive Compensation.”

(2)	Represents a grant of time-based restricted stock units that vest one-third per year on April 15 of 2020, 2021, and 2022, subject to the executive’s continued employment through such date.
(3)
Represents a grant of performance-based restricted stock units payable in shares of common stock at the end of a three-year performance period based on the company’s achievement of two separate performance metrics. Vesting of one-half depends on the company’s TSR as measured against that of its peer group for the three-year period while vesting of the other half depends on the simple average of the company’s return on invested capital (“ROIC”) for each year in the three-year period. The RSU grant and the target noted above represent the target award (50th percentile for the TSR portion and 6.0% for the ROIC portion); however, payout may range between 0%-200% of target depending on the company’s actual performance. At the threshold performance level (35th percentile for the TSR portion and 4.0% for the ROIC portion), participants receive 50% of the target award, but if the company’s TSR is equal to or falls below threshold, all performance-based RSUs will be cancelled. If the company’s performance equals or exceeds the maximum performance level (80th percentile for the TSR portion and 10.0% for the ROIC portion), participants will earn the maximum 200%. Payout will be prorated for results that fall between two performance levels.

(4)	As noted previously, Mr. Rynd’s fiscal 2019 RSU grants were forfeited in full effective as of his retirement date (September 3, 2019).

Salary. Salaries paid to each named executive for fiscal 2019 accounted for the following percentages of their total annual compensation (not including changes in pension value and nonqualified deferred compensation earnings): Mr. Kneen, 28.2%; Mr. Darling, 58.2%; Mr. Hudson, 60.1%; Mr. Rubio, 58.2%; and Mr. Rynd, 9.2%.
Non-equity Incentive Plan Compensation. Although we had a short-term incentive program in place for 2019, our committee determined that no bonuses would be payable under that program based on 2019 performance given that our cash flow from operations was negative for the year. For more information, please see “CD&A – Compensation Components – Short-term Incentive Compensation.”
Long-Term Incentive Compensation. In April 2019, the committee granted equity awards to certain executive officers, which consisted of restricted stock units payable in shares of common stock, some of which vest based upon continued service and some of which are subject to both time- and performance-based criteria. For fiscal 2019, one-half of the performance-based RSUs are subject to an absolute metric (the simple average of the company’s ROIC for each year in the three-year period) and the other half are subject to a relative metric (the company’s TSR performance over a three-year period relative to a defined peer group). The payout of shares upon vesting of the performance-based RSUs may range between 0-200% of the target award, with all RSUs forfeited if threshold performance is not met (for the absolute metric, if our three-year ROTC is below 4.0%, and, for the relative metric, if relative TSR falls in the 35th percentile or lower). For more information, please see “CD&A – Compensation Components – Long-term Incentive Compensation.”
Employment Agreements. We had three employment agreements in effect with our executive officers during 2019 – one with Mr. Kneen, our current President and Chief Executive Officer, one with Mr. Rubio, our Vice President and Chief Accounting Officer, and one with Mr. Rynd, our former President and Chief Executive Officer. For details regarding these agreements, please see “CD&A – Compensation Components – Employment Agreements.”
In addition, each of our current named executives is party to a change of control agreement, which provides for certain employment protections for the executive following a change of control of the company. For each of Messrs. Kneen and Rubio, in the event that a change of control occurs, his employment agreement will be of no further force and effect and his employment will be governed by the change of control agreement. For more information of these agreements, please see “CD&A – Compensation Components – Change of Control Agreements.”
OUTSTANDING EQUITY AWARDS AT 2019 FISCAL YEAR END
The following table details all outstanding equity awards held by our named executives as of December 31, 2019. Please see footnote 3 to the “Equity Awards Vested in 2019” table for details regarding the fully-vested restricted stock units paid out to Mr. Rynd in 2020.
Name	Unvested Equity Incentive Plan Awards		Unvested Stock Awards
	Number of Shares or Units(2) (#)	Market Value(1) ($)	Number of Shares or Units(3) (#)	Market Value(1) ($)
Quintin V. Kneen	20,408	393,466	89,001	1,715,939
David E. Darling	3,347	64,530	50,013	964,251
Daniel A. Hudson	—	—	9,118	175,795
Samuel R. Rubio	3,347	64,530	22,391	431,698
(1)	The market value of all reported equity awards is based on the closing price of our common stock on December 31, 2019, as reported on the NYSE ($19.28).
(2)
Represents performance-based RSUs that will vest and pay out in shares on April 15, 2023 based on the company’s achievement of two separate three-year performance metrics and the named executive’s continued service through the vesting date. For more information, see footnote (3) of the “Grants of Plan-Based Awards” table.

(3)	Represents time-based RSUs that vest as follows, subject to the named executive’s continued service through the vesting date:
Name	Time-Based RSUs by Vesting Date										Total
	3/19/20 (#)	4/13/20 (#)	4/15/20 (#)	8/18/20 (#)	12/28/20 (#)	3/19/21 (#)	4/13/21 (#)	4/15/21 (#)	12/28/21 (#)	4/15/22 (#)
Mr. Kneen	—	16,121	6,803	—	18,176	—	16,120	6,803	18,175	6,803	89,001
Mr. Darling	23,333	—	1,116	—	—	23,333	—	1,116	—	1,115	50,013
Mr. Hudson	—	—	1,769	3,811	—	—	—	1,769	—	1,769	9,118
Mr. Rubio	—	—	1,116	—	9,522	—	—	1,116	9,522	1,115	22,391
EQUITY AWARDS VESTED IN FISCAL YEAR 2019
The following table sets forth information regarding all equity awards that vested during fiscal 2019 for each of our named executives. The only equity compensation awards held by any of our named executives are restricted stock units (RSUs).
	Equity Awards
Name	Number of Shares Acquired on Vesting(1) (#)	Value Realized on Vesting(2) ($)
Current Executives
Quintin V. Kneen	34,297	745,477
David E. Darling	23,334	570,983
Daniel A. Hudson	3,811	60,824
Samuel R. Rubio	9,524	183,242
Former Executive
John T. Rynd(3)	106,741	1,622,463
(1)	This figure represents the total number of shares that the named executive was entitled to receive under all equity awards he held that vested in 2019.
(2)	Based on the closing price of our common stock on the date of vesting (or, if our common stock did not trade that day, on the previous trading day).
(3)
The vesting of these 106,741 RSUs was accelerated on Mr. Rynd’s retirement date of September 3, 2019; however, these RSUs will settle and pay out in shares on March 3, 2020 (the six-month anniversary of his retirement). Therefore, the shares shown under “Number of Shares Acquired on Vesting” for Mr. Rynd were not issued to him during 2019 but instead were issued to him in the first quarter of 2020.

FISCAL 2019 PENSION BENEFITS
The following table sets forth information relating to our named executives who participate in our defined benefit pension plan (Pension Plan). As described in greater detail below, in 2010, the Pension Plan was closed to new participants and frozen such that no additional benefits will accrue to existing participants. Mr. Darling is the only named executive who participates in the Pension Plan. We also sponsor a supplemental executive retirement plan (SERP), although it is closed to new participants, frozen from further accruals, and none of our named executives participate in it.
Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefits(2) ($)	Payments During Last Fiscal Year ($)
David E. Darling(1)	Pension Plan	—	37,120	2,227
(1)	As discussed in greater detail below, Mr. Darling’s benefit is based on his prior service with us and he is currently in payout status.
(2)
A discussion of the other assumptions used in calculating the present value of accumulated benefits is set forth in Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

Although now closed to new participants, our Pension Plan covered eligible employees of our company and participating subsidiaries. Our Pension Plan was closed to new participants and frozen in 2010 and therefore each of our named executives who is currently employed by the company and its participating subsidiaries has the opportunity to participate in our defined contribution plan, the 401(k) Savings Plan.

We only have one named executive who is still covered by the Pension Plan. Mr. Darling, who joined the company as Vice President and Chief Human Resources Officer in March 2018, was previously employed by us from 1983 to 1996. During that previous employment, he accrued benefits under the Pension Plan, which are now being paid out to him in accordance with his prior benefit election (50% joint and contingent annuity). He will not accrue any additional benefits for his current service given that the Pension Plan is now frozen.
FISCAL 2019 NON-QUALIFIED DEFERRED COMPENSATION
Although we sponsor a Supplemental Savings Plan (SSP), which provides executive officers and certain other designated participants who earn over the qualified 401(k) plan limits with compensation deferral opportunities, none of our named executives have participated in this plan.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL
The following information and table set forth the amount of payments to each of our named executives that would be made in the event of the named executive’s death or disability, retirement, termination by the company without cause or by the named executive with good reason, and termination following a change in control. The table also sets forth the amount of payments to each of our named executives in the event of a change of control without a termination of employment.
We are not including information for Mr. Rynd, who was not serving as an executive officer at the end of the fiscal year. For information regarding actual post-termination payments to Mr. Rynd, please see the section entitled “Compensation Components – Employment Agreements – Mr. Rynd’s Retirement” in the CD&A.
Each of Messrs. Kneen and Rubio has an employment agreement and each current named executive has a change of control agreement with the company that provides for payments and benefits in the event of a termination of employment following a change of control of the company. While the termination and/or change of control benefits provided to our executives under these arrangements are summarized below, each of these arrangements is described in detail in the CD&A under “Compensation Components.”
Assumptions and General Principles. The following assumptions and general principles apply with respect to the following table and any termination of employment of a named executive.
•
The amounts shown in the table assume that the date of termination of employment of each named executive was December 31, 2019. Accordingly, the table reflects amounts payable to our named executives as of December 31, 2019 and includes estimates of amounts that would be paid to the named executive upon the occurrence of a termination or change in control. The actual amounts that would be paid to a named executive can only be determined at the time of the termination or change in control.

•
If a named executive is employed on December 31 of a given year, that executive will generally be entitled to receive an annual cash bonus for that year under our short-term incentive plan. Even if a named executive resigns or is terminated with cause at the end of the fiscal year, the executive may receive an incentive bonus, because the executive had been employed for the entire fiscal year. Under these scenarios, this payment is not a severance or termination payment, but is a payment for services provided over the course of the year, and therefore is included in the table but not as a termination-related benefit. The officer would not receive a pro rata bonus payment under these circumstances if employment terminated prior to the end of the year.

•
A named executive will be entitled to receive all amounts accrued and vested under our retirement and savings programs including any pension plans and deferred compensation plans in which the named executive participates. These amounts will be determined and paid in accordance with the applicable plan, and benefits payable under the non-qualified plans in which the named executives participate are also reflected in the table. Qualified retirement plan benefits payable under our Retirement Plan are not included.

Death and Disability. Upon a named executive’s death or termination due to disability:
•
A named executive (or, if applicable, his estate) will receive a pro rata STI payout for the fiscal year in which termination occurs, based upon actual performance as measured against the performance criteria in effect for such year, his target opportunity, and the pro rata salary he earned during the year.

•	For each executive officer, the vesting of any unvested portion of his outstanding equity awards will accelerate, except for the emergence grant held by Mr. Hudson.
Termination without Cause or with Good Reason. Upon termination of a named executive by the company without “cause” or by the executive with “good reason” (as those terms are defined in the applicable agreement):
•
The compensation committee may elect to pay the named executive a pro rata STI payout for the fiscal year in which termination occurs, based upon actual performance as measured against the performance criteria in effect for such year, his target opportunity, and the pro rata salary he earned during the year.

•
Under his employment agreement, Mr. Kneen would be entitled to receive (1) severance equal to two years’ base salary plus the value of 12 months’ COBRA coverage, to be paid in a lump sum within 60 days of termination, and (2) accelerated vesting of his legacy GulfMark equity awards and his initial equity grant, all of which would be contingent upon his execution of a release and subject to his compliance with certain post-employment restrictive covenants.

•
Under his employment agreement, Mr. Rubio would be entitled to receive accelerated vesting for one of the two initial equity grants he received, contingent upon his execution of a release and subject to his compliance with certain post-employment restrictive covenants.

•	Mr. Hudson would be entitled to accelerated vesting of the unvested portion of his emergence grant, subject to his compliance with certain post-employment restrictive covenants.
All Other Terminations (outside of a change of control). Generally, a named executive is not entitled to receive any form of severance payments or benefits upon his voluntary decision to terminate employment with the company or upon termination for cause.
Change of Control. As noted previously, each of our named executives is party to a change of control agreement. For each of the two officers who is party to an employment agreement, in the event of a change of control, the terms of his change of control agreement will supersede his employment agreement.
In the event of a change of control (as defined in the applicable plan or agreement), each named executive is entitled to receive certain employment protections during the two-year period following the consummation of a change of control. If, during the two-year protected period, the executive is terminated by the company without “cause” or terminates his employment with “good reason,” then he is entitled to certain payments and benefits. Specifically, the executive would be entitled to receive, among other benefits:
•
a cash severance payment equal to a specific multiple (two times for the CEO, one-and-a-half times for any executive vice president, and one time for all other officers) of the sum of (a) his base salary in effect at the time of termination and (b) his target bonus;

•	a pro-rata STI payout for the fiscal year in which the termination occurs;
•	a cash payment equal to any unpaid bonus with respect to a completed fiscal year as calculated by the agreement;
•
reimbursement for the cost of insurance and welfare benefits for a specified number of months (24 months for the CEO, 18 months for any executive vice president, and 12 months for all other officers) following termination of employment; and

•	outplacement assistance, not to exceed $25,000.
The change of control agreement does not provide for any tax gross-ups for excise taxes that may be triggered under Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended. However, the executive would be entitled to receive the “best net” treatment, which means that if the total of all change of control payments due him exceeds the threshold that would trigger the imposition of excise taxes, the executive will either (1) receive all payments and benefits due him and be responsible for paying all such taxes or (2) have his payments and benefits reduced such that imposition of the excise taxes is no longer triggered, depending on which method provides him the better after-tax result.

Estimated Payments on Termination or Change in Control
Event	Mr. Kneen	Mr. Darling	Mr. Hudson	Mr. Rubio
Death or Disability
Accelerated vesting of equity awards	$2,109,406	$1,028,781	$102,319	$496,229
Subtotal – Termination-Related Benefits	$2,109,406	$1,028,781	$102,319	$496,229
Annual incentive for full fiscal year(1)	$—	$—	$—	$—
Total	$2,109,406	$1,028,781	$102,319	$496,229
Termination without Cause or with Good Reason
Accelerated vesting of equity awards	$1,322,454	$—	$73,476	$238,648
Cash severance payment	$1,022,353	$—	$—	$—
Subtotal – Termination-Related Benefits	$2,344,807	$—	$73,476	$238,648
Annual incentive for full fiscal year(1)	$—	$—	$—	$—
Total	$2,344,807	$—	$73,476	$238,648
All Other Terminations (outside of Change in Control)
Annual incentive for full fiscal year(1)	$—	$—	$—	$—
Total	$—	$—	$—	$—
Change in Control with Termination
Accelerated vesting of equity awards	$2,109,406	$1,028,781	$175,795	$496,229
Cash severance payment	$1,950,000	$391,000	$391,000	$391,000
Additional benefits	$69,706	$39,289	$47,353	$40,239
Subtotal – Termination-Related Benefits	$4,129,112	$1,459,070	$614,148	$927,468
Annual incentive for full fiscal year(1)	$—	$—	$—	$—
Total	$4,129,112	$1,459,070	$614,148	$927,468
(1)	As described in greater detail in the CD&A under “Short-Term Incentive Compensation,” the committee determined that no annual incentives were earned under the 2019 STI program.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of December 31, 2019 about our equity compensation plans under which shares of common stock of the company are authorized for issuance:
Plan Category	Number of securities to be issued upon exercise of outstanding options and rights(3) (a)	Weighted-average exercise price of outstanding options and rights (b)	Number of securities remaining available for future issuance under plans (excluding securities reflected in column (a))(4) (c)
Equity Compensation Plans Approved by Stockholders(1)	172,567	—	1,441,684
Equity Compensation Plans Not Approved by Stockholders(2)	158,904	—	633,174
Totals as of December 31, 2019	331,471	—	2,074,858
(1)	Represents shares subject to awards issued under the Tidewater Inc. 2017 Stock Incentive Plan (the “2017 Plan”).
(2)
Represents shares subject to awards issued under the Tidewater Legacy GLF Management Incentive Plan, which we assumed in connection with the business combination (the “Legacy GLF Plan”). We describe this plan in further detail below.

(3)
Represents the maximum number of shares that may be issued under restricted stock units (RSUs) currently outstanding under both the 2017 Plan and the Legacy GLF Plan (maximum of one share per time-based RSU and up to two shares per performance-based RSU, depending on the extent to which the performance conditions are met). RSUs are the only type of awards outstanding under either plan.

(4)	Awards may be granted under either plan in the form of stock options, restricted stock, RSUs, or other cash- or equity- based awards.
In connection with our 2018 business combination with GulfMark, we assumed the Legacy GLF Plan. Immediately following the closing, as converted in the business combination, a total of 924,351 shares of Tidewater common stock were authorized for issuance under the Plan, 88,479 of which were subject to then-outstanding equity awards. The number of share issuable under the Legacy GLF Plan is subject to adjustment in the event of a recapitalization, reclassification, stock dividend, stock split, combination of shares, or other similar change in our common stock. Following the closing, we may grant equity-based incentives under the Legacy GLF Plan to certain individuals who were not employees, officers, directors, and consultants of the company immediately prior to the closing. The Legacy GLF Plan will be administered by the compensation committee of the board with respect to awards granted to employees and consultants of the company and its subsidiaries and the nominating and corporate governance committee of the board with respect to awards granted to non-employee directors. The board has the right to amend or discontinue the Legacy GLF Plan or to modify its terms and conditions; however, any amendment that would materially impair an outstanding award would require the award holder’s consent. No awards may be granted under the Legacy GLF Plan after April 13, 2028 although any awards that are outstanding at the time that the Legacy GLF Plan is terminated may remain outstanding in accordance with their terms.

PAY RATIO DISCLOSURE
As required by SEC rules, we determined the ratio of the annual total compensation of Mr. Kneen, our current president and CEO, relative to the annual total compensation of our median employee. For the fiscal year ended December 31, 2019:
•	the annual total compensation paid to the individual who was identified as the median employee of our company and its consolidated subsidiaries (other than our CEO), was $22,712;
•	the annual total compensation of our CEO (as reported in the Summary Compensation Table, but annualized as described below) was $3,268,515; and
•	based on this information, the ratio of the annual total compensation of our CEO to the median employee’s annual total compensation is 144 to 1.
In determining our median employee for this 2019 analysis, we decided to rely on the data and process we undertook to identify the median employee as of December 31, 2018 (as described in last year’s proxy statement) as permitted by SEC rules, as there have been no changes in our employee population or employee compensation arrangements that would significantly impact our pay ratio.
As part of our 2018 process, we examined annual base cash compensation for all employees as of December 31, 2018, including all employees who joined the company in November 2018 as a result of our business combination with GulfMark. As of December 31, 2018, Tidewater and its consolidated subsidiaries had over 5,500 employees across the globe (compared to 5,300 as of December 31, 2019). To aid in maintaining a uniformity of comparison, we annualized the compensation for full-time workers who joined us mid-year in 2018 and converted all amounts paid in foreign currencies to U.S. dollars based on the exchange ratio for each such currency reported on the same day.
A significant portion of our workforce consists of individuals who are not employed by us directly, but rather work as crew members on our vessels or provide services to us under collective bargaining agreements or through third party labor service providers (manning agencies). For crew members who work with us through these manning agencies, the individuals are employed by the agency (a third party) but we are responsible for setting the pay or “day rate,” which the employee may accept or reject. As a result, our crew members may not work for us full-time or during the entire year. In addition, our crew members may provide services on vessels owned by other companies or operators during the year. The majority of these individuals provide services on vessels that operate outside of the United States, including in areas where wages may not be comparable to wages paid to workers who provide services on U.S.-based vessels. Due to our global footprint and the lack of continuity in workforce, the compensation profile of our employee population as reported in this pay ratio disclosure may not be completely reflective of the level of compensation paid to our workers.
We were unable to use our 2018 median employee for our 2019 analysis due to the fact that he was no longer employed by us in 2019. Therefore, as permitted by SEC rules, for our 2019 analysis, we substituted another employee who had been similarly compensated in 2018. Once this new median employee was identified, we calculated that employee’s 2019 total annual compensation in accordance with the requirements of the Summary Compensation Table in order to determine the pay ratio provided above. The compensation paid to our median employee during 2019 consisted solely of base cash wages, so the annual compensation reported for that employee above is the same figure we used to identify that employee as the median employee.

Because Mr. Kneen did not serve as our CEO for the full year (he was promoted from CFO to CEO in September 2019), we annualized certain compensation items that he received for his services as CEO during the year (specifically, his salary received) and, given that he was serving as CFO when he received his 2019 long-term incentive grant, used the (higher) value of the stock awards granted to Mr. Rynd, who was serving as CEO at the time of those grants. As a result, the compensation figure we used for purposes of calculating our pay ratio differs from the total of his 2019 compensation as reported in the Summary Compensation Table, as detailed in the following table:
Compensation Component	Amount Reported in Summary Compensation Table	Annualized Amount Used for Pay Ratio Calculation
Base Salary	$399,375	$500,000
Non-equity Incentive Plan Compensation	—	—
Stock Awards	1,000,017	2,750,003
All Other Compensation	18,512	18,512
Total	$1,417,904	$3,268,515
Please be advised that this pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules. Pay ratios that are reported by our peers may not be directly comparable to ours because of differences in the composition of each company’s workforce, as well as the assumptions and methodologies used in calculating the pay ratio, as permitted by SEC rules.

PROPOSAL 4: RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee of our board has selected Deloitte & Touche LLP (“Deloitte & Touche”) as the company’s independent registered public accounting firm to audit the financial statements of the company for the fiscal year ending December 31, 2020. Although ratification is not required by our bylaws or otherwise, our board is submitting the selection of Deloitte & Touche to our stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the appointment of Deloitte & Touche by the affirmative vote of the holders of a majority of our common stock present in person or by proxy at the meeting and entitled to vote, the audit committee will reconsider the selection of the independent auditors.
Abstentions will be treated as votes against this proposal. Because this is a discretionary proposal, shares held by brokers, banks and other nominees may be voted with respect to this proposal if the owner of such shares does not provide voting instructions. With respect to shares held of record, if no voting specification is made on a properly returned or voted proxy card, the proxies named on the proxy card will vote FOR ratification of the appointment of Deloitte & Touche as our independent registered public accounting firm for fiscal 2020. For more information, please see “Questions and Answers about the Annual Meeting and Voting.”
Representatives of Deloitte & Touche are expected to be present at the 2020 annual meeting, will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

AUDIT COMMITTEE REPORT
The audit committee is currently comprised of three directors, all of whom are independent, as defined by SEC rules and the NYSE’s listing standards. We operate under a written charter approved by our committee and adopted by the board, which is available under “Committee Charter Downloads” in the “About Tidewater–Corporate Governance” section of our website at www.tdw.com. Our primary function is to assist the board in its oversight of: (1) the integrity of the financial statements, reports and other financial information provided by the company to any governmental or regulatory body, the public or other users thereof; (2) the company’s compliance with certain legal and regulatory requirements; (3) the independent registered public accounting firm’s qualifications and independence; (4) the performance of the company’s internal audit function and independent registered public accounting firm; and (5) the company’s systems of disclosure controls and procedures and internal controls over financial reporting.
We oversee the company’s financial reporting process on behalf of the board. We are responsible for monitoring this process, but we are not responsible for developing and consistently applying the company’s accounting principles and practices, preparing and maintaining the integrity of the company’s financial statements and maintaining an appropriate system of internal controls, auditing the company’s financial statements and the effectiveness of internal control over financial reporting, or reviewing the company’s unaudited interim financial statements. Those are the responsibilities of management and the company’s independent registered public accounting firm, respectively.
During the 2019 fiscal year, management assessed the effectiveness of the company’s system of internal control over financial reporting in connection with the company’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002. We reviewed and discussed with management and Deloitte & Touche LLP, the company’s independent registered public accounting firm (“Deloitte & Touche”), management’s report on internal control over financial reporting, which was included in the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.
Appointment of Independent Registered Public Accounting Firm; Financial Statement Review
In April 2019, in accordance with our charter, we appointed Deloitte & Touche as the company’s independent registered public accounting firm for the 2019 fiscal year. We have reviewed and discussed the company’s audited financial statements for fiscal 2019 with management and Deloitte & Touche. Management represented to us that the audited financial statements fairly present, in all material respects, the financial condition, results of operations and cash flows of the company as of and for the periods presented in the financial statements in accordance with accounting principles generally accepted in the United States, and Deloitte & Touche provided an audit opinion to the same effect.
We have discussed with Deloitte & Touche the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC. We have received from Deloitte & Touche the written disclosures and the letter required by applicable requirements of the PCAOB regarding Deloitte and Touche’s independence and have discussed with them their independence from the company and management.
In addition, we have discussed with Deloitte & Touche the overall scope and plans for their audit, and have met with them and management to discuss the results of their examination, their understanding and evaluation of the company’s internal controls as they considered necessary to support their opinion on the financial statements for fiscal 2019, and various factors affecting the overall quality of accounting principles applied in the company’s financial reporting. Deloitte & Touche also met with us without management being present to discuss these matters.
Based on the review and discussions referred to above, the audit committee recommended to the board (and the board has approved) that the audited financial statements be included in the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for filing with the SEC. The audit committee has selected Deloitte & Touche as the company’s independent registered public accounting firm for fiscal year 2020, and that selection is being presented to the stockholders for ratification at the annual meeting.
Audit Committee:

Dick Fagerstal, Chairman Louis A. Raspino Kenneth H. Traub

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Fees and Related Disclosures for Accounting Services
The following table lists the aggregate fees and costs billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates to our company for fiscal years 2018 and 2019.
	Fiscal Year Ended December 31, 2018	Fiscal Year Ended December 31, 2019
Audit Fees(1)	$1,693,162	$1,949,970
Audit-Related Fees(2)	$116,913	$207,263
Tax Fees(3)	$553,985	$1,371,643
All Other Fees(4)	$—	$4,103
Total	$2,364,060	$3,532,979
(1)
Relates to services rendered in connection with auditing our company’s consolidated financial statements for each annual or transition period and reviewing our company’s quarterly financial statements. Also includes services rendered in connection with statutory audits and financial statement audits of our subsidiaries.

(2)	Consists of financial accounting and reporting consultations and employee benefit plan audits and fee related to registration statements and SEC comment letters.
(3)	Consists of United States and foreign corporate tax compliance services and consultations.
(4)
Consists of fees billed for all other professional services rendered to Tidewater, other than those reported in the previous three rows. These fees relate to an annual subscription to an online research resource.

The audit committee has determined that the provision of services described above is compatible with maintaining the independence of the independent auditors.
Pre-Approval Policies and Procedures
The audit committee’s policy is to pre-approve the scope of all audit services, audit-related services and other services permitted by law provided by our independent registered public accounting firm. Audit services and permitted non-audit services must be pre-approved by the full audit committee, except that the chairman of the audit committee has the authority to pre-approve any specific service if the total anticipated cost of such service is not expected to exceed $25,000, and provided the full audit committee ratifies the chairman’s approval at its next regular meeting. All fiscal 2018 and fiscal 2019 non-audit services were pre-approved by the audit committee.
STOCKHOLDER PROPOSALS
Our stockholders are entitled to submit proposals on matters appropriate for stockholder action consistent with SEC regulations and our bylaws.
We did not receive any stockholder proposals for the 2020 annual meeting and, pursuant to our bylaws, the deadline has passed for any stockholder to properly bring a matter before the meeting.
If you want us to consider including a proposal in next year’s proxy statement, you must deliver the proposal in writing to our Secretary at 6002 Rogerdale Road, Suite 600, Houston, Texas 77072 by February 18, 2021.
If you want to present a proposal at next year’s annual meeting but do not wish to have the proposal included in our proxy statement or if you want to nominate a candidate for election to our board, you must submit it in writing to our Secretary at the above address, no earlier than March 30, 2021 and no later than April 29, 2021, in accordance with the specific procedural requirements set forth in our bylaws. If you would like a copy of these procedures, please contact our Secretary, or access “Corporate Governance” in the “About Tidewater” section of our website at www.tdw.com to review our bylaws. Failure to comply with our bylaw procedures and deadlines may preclude presentation of the matter at the meeting.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS
Our practice has been that any transaction or relationship involving a related person which would require disclosure under Item 404(a) of Regulation S-K of the rules and regulations of the SEC will be reviewed and approved, or ratified, by our audit committee. We had two such transactions since the beginning of the last fiscal year.
Mr. Rigdon, a former executive who retired from the company in 2002, was appointed as an independent director on July 31, 2017 (the effective date of our restructuring) and currently serves as an independent director and our chairman of the board. Based on his prior service, Mr. Rigdon receives fixed retirement benefits from the company (including Pension Plan payments, benefits under the SERP, and life insurance benefits), with a total annual value of approximately $127,670.
In March 2020, we agreed to enter into a business arrangement with an entity in which Ms. Day’s son is a principal. It is anticipated that the business, a joint venture related to LNG transport, will be owned 70% by Tidewater and 30% by Ms. Day’s son’s entity. While the new joint venture is not expected to produce material revenue in 2020, Tidewater is providing all of the initial financial support for the joint venture, which is expected to exceed $120,000 in fiscal 2020. Ms. Day, who has served as an independent director since our 2017 restructuring, resigned from all committee service effective upon the audit committee’s approval of our entry into this transaction, which resulted in the loss of her independence.
The audit committee also reviews and investigates any matters pertaining to the integrity of management and directors, including conflicts of interest, or adherence to standards of business conduct required by our policies.
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our directors, executive officers, and beneficial owners of more than 10% of our common stock to file certain beneficial ownership reports with the SEC. To our knowledge, based solely on our review of copies of reports received by us and written representations by certain reporting persons, we believe that during fiscal year 2019, all Section 16(a) filing requirements applicable to our officers, directors, and persons who own more than 10% of our common stock were complied with in a timely manner except for one Form 4 for Mr. Kneen to report shares withheld to cover taxes on April 13, 2019. Although the initial Form 4 was filed timely, it was amended 11 days later when it was discovered that the number of shares withheld had been underreported by 641 shares.
OTHER MATTERS
Our board knows of no business, other than as described in this proxy statement, which will be presented for consideration by the company’s stockholders at the meeting. The enclosed proxy will confer discretionary authority with respect to any other matters that may properly come before the meeting or any adjournment thereof, subject to applicable SEC rules. It is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on any such matter.
By Order of the Board of Directors

DANIEL A. HUDSON
Vice President, General Counsel and Secretary
Houston, Texas
June 18, 2020
PLEASE VOTE BY TELEPHONE OR ONLINE OR, IF YOU HAVE RECEIVED A PAPER COPY OF OUR PROXY MATERIALS, BY SIGNING, DATING, AND RETURNING THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED.

EXHIBIT A
TIDEWATER INC.

and

COMPUTERSHARE TRUST COMPANY, N.A.

as Rights Agent

Tax Benefits Preservation Plan

Dated as of April 13, 2020

TAX BENEFITS PRESERVATION PLAN
Tax Benefits Preservation Plan, Dated as of April 13, 2020 (this “Plan”), between Tidewater Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company, as Rights Agent (the “Rights Agent”).
RECITALS
WHEREAS, on April 13, 2020, the Board of Directors (the “Board”) of the Company adopted this Plan and, in connection therewith, authorized and declared a dividend of one preferred stock purchase right (a “Right”) for each share of Common Stock (as defined in Section 1.6) of the Company outstanding at the close of business on April 24, 2020 (the “Record Date”) and authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Common Stock that shall become outstanding between the Record Date and the earliest of the Distribution Date and the Expiration Date (as such terms are defined in Sections 3.1 and 7.1), each Right initially representing the right to purchase one one-thousandth (subject to adjustment) of a share of Series A Junior Participating Preferred Stock (the “Preferred Stock”) of the Company having the rights, powers and preferences set forth in the form of Certificate of Designation of Series A Junior Participating Preferred Stock attached hereto as Exhibit A, upon the terms and subject to the conditions hereinafter set forth, provided, however, that Rights may be issued with respect to Common Stock that shall become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22;
WHEREAS, an “ownership change,” as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), in respect of the Company may jeopardize or endanger the value or availability of certain of the Company’s tax attributes (the “Tax Attributes”); and
WHEREAS, the Company views its Tax Attributes as a valuable asset of the Company, which is likely to inure to the benefit of the Company and its stockholders, and the Company believes that it is in the best interests of the Company and its stockholders that the Company provide for the protection of the Tax Attributes on the terms and conditions set forth herein; and
WHEREAS, in addition, the Board has determined that it is desirable and in the best interests of the Company and its stockholders that steps be taken to preserve for the Company’s stockholders the long-term value of the Company in the event of a takeover.
NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:
Section 1. Certain Definitions.
For purposes of this Plan, the following terms have the meanings indicated:
1.1. “Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, from and after the date of this Plan shall be the Beneficial Owner of 4.99% or more of the Common Stock then outstanding, but shall not include (i) an Exempt Person, (ii) any Person who or which becomes the Beneficial Owner of 4.99% or more of the Common Stock solely as a result of equity compensation awards granted to such Person by the Company or as a result of an adjustment to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof, unless and until such time, in the case of this clause (ii), as such Person or one or more of its Affiliates or Associates thereafter acquires Beneficial Ownership of one additional share of Common Stock (other than Common Stock acquired as described in clause this (ii) or pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock in Common Stock or pursuant to a split or reclassification of the outstanding Common Stock) or (iii) any Existing Holder, unless and until such time as such Existing Holder shall become the Beneficial Owner of (A) a percentage of the Common Stock then outstanding that is more than the aggregate percentage of the outstanding Common Stock that such Existing Holder Beneficially Owns immediately prior to the first public announcement of the adoption of this Plan plus an amount equal to an additional 0.5% of the outstanding Common Stock (such aggregate amount being the “Exempt Ownership Percentage”) (excluding any shares of Common Stock acquired after the first public announcement of the adoption of this Plan in the manner described in the immediately preceding clause (ii) or pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock in Common Stock or pursuant to a split or reclassification of the outstanding Common Stock) or (B) less than 4.99% of the Common Stock then outstanding (after which time, if such Person shall be the Beneficial Owner of 4.99% or more of the Common Stock then outstanding (other than by virtue of acquiring Beneficial Ownership of any shares of Common Stock in the manner described in the immediately preceding clause (ii) or pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock in Common Stock or pursuant to a split or reclassification of the outstanding Common Stock), such Person shall be or become deemed an “Acquiring Person”). Notwithstanding the foregoing, no Person shall become an “Acquiring Person” as the result of an acquisition of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares Beneficially Owned by such Person to 4.99% (or, in the case of an Existing Holder, the Exempt Ownership Percentage) or more of the Common Stock then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 4.99% (or, in the case of an Existing Holder, the Exempt Ownership Percentage) or more of the Common Stock then outstanding solely by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of one or more additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock in Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), then such Person shall be deemed to be an “Acquiring Person” unless, upon becoming the Beneficial Owner of such additional Common Stock, such Person does not Beneficially Own 4.99% (or, in the case of an Existing Holder, the Exempt Ownership Percentage) or more of the Common Stock then outstanding. Notwithstanding the foregoing, if the Board determines in good faith that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this Section 1.1, has become such inadvertently (including, without limitation, because (A) such Person was unaware that it Beneficially Owned a percentage of Common Stock that would otherwise cause such Person to be an “Acquiring Person” or (B) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Plan), and such Person divests as promptly as practicable (as determined in good faith by the Board) a sufficient number of shares of Common Stock so that such Person would no longer be an Acquiring Person, as defined pursuant to the foregoing provisions of this Section 1.1, then such Person shall not be deemed to be or have become an “Acquiring Person” at any time for any purposes of this Plan. For all purposes of this Plan, any calculation of the number of shares of Common Stock outstanding at any particular time, for purposes of determining the particular percentage of such outstanding Common Stock of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382 of the Code and the Treasury Regulations promulgated thereunder.
1.2. “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as in effect on the date of this Plan, and, to the extent not included within the foregoing clause of this Section 1.2, shall also include, with respect to any Person, any other Person (other than an Exempt Person or an Existing Holder) whose Common Stock would be deemed constructively owned by such first Person, owned by a “single entity” with respect to such first Person as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or otherwise aggregated with shares owned by such first Person, pursuant to the provisions of Section 382 of the Code and the Treasury Regulations promulgated thereunder.
1.3. A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “Beneficially Own” or have “Beneficial Ownership” of any securities:
1.3.1. which such Person or any of such Person’s Affiliates or Associates directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (A) voting power which includes the power to vote, or to direct the voting of, such security (except that a Person shall not be deemed to be the Beneficial Owner of any security under this clause (A) if such voting power arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by means of a solicitation statement filed on Schedule 14A), and/or (B) investment power which includes the power to dispose, or to direct the disposition of such security;
1.3.2. which such Person or any of such Person’s Affiliates or Associates directly or indirectly, has the Right to Acquire; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, (w) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange, (x) securities which such Person has a Right to Acquire upon the exercise of Rights at any time prior to the time that any Person becomes an Acquiring Person (except to the extent the acquisition or transfer of such rights, options or warrants would be treated as exercised on the date of its acquisition or transfer under Section 1.382-4(d) of the Treasury Regulations under Section 382 of the Code), or (y) securities issuable upon the exercise of Rights from and after the time that any Person becomes an Acquiring Person if such Rights were acquired by such Person or any of such Person’s Affiliates or Associates prior to the Distribution Date or pursuant to Section 3.1 or Section 22 (“Original Rights”) or pursuant to Section 11.9 or Section 11.15 with respect to an adjustment to Original Rights;
1.3.3. which are Beneficially Owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with whom such Person or any of such Person’s Affiliates or Associates, has an agreement, arrangement or understanding to act together for the purpose of acquiring, holding, voting or disposing of any securities of the Company, provided that the foregoing shall apply only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations under Section 382 of the Code (except that a Person shall not be deemed to be the Beneficial Owner of any security under this clause 1.3.3 if such voting power arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by means of a solicitation statement filed on Schedule 14A);
1.3.4. of which such Person would otherwise be deemed to be the beneficial owner pursuant to Rule 13d-3 under the Exchange Act; or
1.3.5. which such Person would be deemed to actually or constructively own for purposes of Section 382 of the Code, or any successor provision or replacement provision.
No Person shall be deemed to be the “Beneficial Owner” of, to have “Beneficial Ownership” of or to “Beneficially Own” any securities which such Person or any of such Person’s Affiliates or Associates would otherwise be deemed to “Beneficially Own” pursuant to this Section 1.3 (x) solely as a result of any merger or other acquisition agreement between the Company and such Person (or one or more of such Person’s Affiliates or Associates), or any tender, voting or support agreement entered into by such Person (or one or more of such Person’s Affiliates or Associates) in connection therewith, if, prior to such Person becoming an Acquiring Person, the Board has approved such merger or other acquisition agreement, or such tender, voting or support agreement, (y) solely as a result of the Right to Acquire such securities unless the acquisition or transfer of such Right to Acquire would be deemed, on the date of such acquisition or transfer, to constitute the exercise of such Right to Acquire for the purposes of Section 1.382-4(d) of the Treasury Regulations promulgated under Section 382 of the Code, or (z) solely as a result of any agreement, arrangement, understanding or relationship unless the effect thereof is to treat such Person, or any of such Person’s Affiliates or Associates, as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations promulgated under Section 382 of the Code.
No Person who is an officer, director or employee of an Exempt Person shall be deemed, solely by reason of such Person’s status or authority as such, to be the “Beneficial Owner” of, to have “Beneficial Ownership” of or to “Beneficially Own” any securities that are “Beneficially Owned” (as defined in this Section 1.3), including, without limitation, in a fiduciary capacity, by an Exempt Person or by any other such officer, director or employee of an Exempt Person.
1.4. “Business Day” shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.
1.5. “close of business” on any given date shall mean 5:00 p.m., New York time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 p.m., New York time, on the next succeeding Business Day.
1.6. “Common Stock” shall mean the common stock, par value $0.01 per share, of the Company.
1.7. “Exempt Person” shall mean (i) the Company, any Subsidiary of the Company, in each case including, without limitation, the officers and board of directors thereof acting in their fiduciary capacity, or any employee benefit plan of the Company or of any Subsidiary of the Company or any entity or trustee holding shares of capital stock of the Company for or pursuant to the terms of any such plan, or for the purpose of funding other employee benefits for employees of the Company or any Subsidiary of the Company, (ii) any Person deemed to be an “Exempt Person” in accordance with Section 28, (iii) any other Person whose Beneficial Ownership (together with all Affiliates and Associates of such Person) of shares in excess of 4.99% of the then-outstanding Common Stock (or, in the case of an Existing Holder, shares of Common Stock in excess of the Exempt Ownership Percentage) will not, as determined by the Board in its sole discretion, jeopardize or endanger the value or availability to the Company of the Tax Attributes, and (iv) any other Person if the Board has determined in good faith that such Person shall be an “Exempt Person”; provided, however, that any Person deemed to be an “Exempt Person” pursuant to subclauses

(ii) or (iii) will cease to be an “Exempt Person” if the Board thereafter makes a determination that such Person’s Beneficial Ownership (together with all Affiliates and Associates of such Person) would, notwithstanding its prior determination to the contrary, jeopardize or endanger the value or availability to the Company of the Tax Attributes.
1.8. “Existing Holder” shall mean any Person (together with all Affiliates and Associates of such Person) who, immediately prior to the first public announcement of the adoption of this Plan, is the Beneficial Owner of 4.99% or more of the Common Stock then outstanding, together with any Affiliates and Associates of such Person. Any Existing Holder who (together with all Affiliates and Associates of such Existing Holder), after the first public announcement of the adoption of this Plan becomes the Beneficial Owner of less than 4.99% of the Common Stock then outstanding shall cease to be an Existing Holder and shall be subject to all the provisions of this Plan in the same manner as any Person who is not and was not an Existing Holder.
1.9. “Person” shall mean any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association, trust or other entity, and shall include any successor (by merger or otherwise) of such entity.
1.10. “Right to Acquire” shall mean a legal, equitable or contractual right to acquire any securities (whether directly or indirectly and whether exercisable immediately, or only after the passage of time, compliance with regulatory requirements, fulfillment of a condition or otherwise), pursuant to any agreement, arrangement or understanding, whether or not in writing (excluding customary agreements entered into in good faith with and between an underwriter and selling group members in connection with a firm commitment underwriting registered under the Securities Act of 1933, as amended (the “Securities Act”)), or upon the exercise of any option, warrant or right, through conversion of a security, pursuant to the power to revoke a trust, discretionary account or similar arrangement, pursuant to the power to terminate a repurchase or similar so-called “stock borrowing” agreement or arrangement, or pursuant to the automatic termination of a trust, discretionary account or similar arrangement.
1.11. “Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, the filing of a report pursuant to Section 13(d) of the Exchange Act or pursuant to a comparable successor statute) by the Company or an Acquiring Person that an Acquiring Person has become such or that discloses information which reveals the existence of an Acquiring Person or such earlier date as a majority of the Board shall become aware of the existence of an Acquiring Person.
1.12. “Subsidiary” of any Person shall mean any partnership, joint venture, limited liability company, firm, corporation, unincorporated association, trust or other entity of which a majority of the voting power of the voting equity securities or equity interests is owned, of record or beneficially, directly or indirectly, by such Person.
1.13. A “Trigger Event” shall be deemed to have occurred upon any Person becoming an Acquiring Person.
1.14. The following terms shall have the meanings defined for such terms in the Sections set forth below:
Term	Section
Adjustment Shares	11.1.2
Board	Recitals
Book Entry Shares	3.1
Code	Recitals
common stock equivalent	11.1.3
Company	Preamble
current per share market price	11.4.1
Current Value	11.1.3
Distribution Date	3.1
equivalent preferred stock	11.2
Exchange Act	1.2
Exchange Consideration	27.1
Exemption Request	28
Exempt Ownership Percentage	1.1
Expiration Date	7.1
Final Expiration Date	7.1

Term	Section
Original Rights	1.3.2
Plan	Preamble
Preferred Stock	Recitals
Purchase Price	4
Record Date	Recitals
Redemption Date	7.1
Redemption Period; Redemption Price	23.1
Requesting Person	28
Right	Recitals
Right Certificate	3.1
Rights Agent	Preamble
Securities Act	1.10
Security	11.4.1
Spread	11.1.3
Substitution Period	11.1.3
Summary of Rights	3.2
Tax Attributes
Trading Day	Recitals
11.4.1
Trust	27.1
Trust Agreement	27.1
Section 2. Appointment of Rights Agent.
The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the express terms and conditions hereof (and no implied terms and conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable upon ten (10) calendar days’ prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-rights agent. In the event the Company appoints one or more co-rights agents, the respective duties of the Rights Agent and any co-rights agent shall be as the Company shall reasonably determine, provided that such duties and determination are consistent with the terms and provisions of this Plan and that contemporaneously with such appointment, if any, the Company shall notify the Rights Agent in writing thereof.
Section 3. Issuance of Right Certificates.
3.1. Rights Evidenced by Stock Certificates. Until the earlier of (i) the tenth (10th) Business Day after the Stock Acquisition Date or (ii) the tenth (10th) Business Day after the date of the commencement of, or first public announcement of, the intent of any Person (other than an Exempt Person) to commence, a tender or exchange offer the consummation of which would result in any Person (other than an Exempt Person) becoming an Acquiring Person (the earlier of (i) and (ii) being herein referred to as the “Distribution Date”), (x) the Rights (unless earlier expired, redeemed or terminated) will be evidenced (subject to the provisions of Section 3.2) by the certificates for Common Stock registered in the names of the holders thereof or, in the case of uncertificated shares of Common Stock registered in book entry form (“Book Entry Shares”), by notation in book entry (which certificates for Common Stock and Book Entry Shares shall also be deemed to be Right Certificates) and not by separate certificates, and (y) the Rights (and the right to receive certificates therefor) will be transferable only in connection with the transfer of the underlying Common Stock. The preceding sentence notwithstanding, prior to the occurrence of a Distribution Date specified as a result of an event described in clause (ii) (or such later Distribution Date as the Board may select pursuant to this sentence), the Board may postpone, one or more times, the Distribution Date which would occur as a result of an event described in clause (ii) beyond the date set forth in such clause (ii). Nothing herein shall permit such a postponement of a Distribution Date after a Person becomes an Acquiring Person, except as a result of the operation of the third sentence of Section 1.1. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company (or, if requested, the Rights Agent at the expense of the Company and upon receipt of all relevant information) will send, by first-class, postage-prepaid mail, to each record holder of Common Stock as of the close of business on the Distribution Date (other than any Acquiring

Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company, one or more certificates for Rights, in substantially the form of Exhibit B hereto (a “Right Certificate”), evidencing one Right (subject to adjustment as provided herein) for each share of Common Stock so held. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.
3.2. Summary of Rights. On the Record Date or as soon as practicable thereafter, the Company will send or cause to be sent a copy of a Summary of Rights to Purchase Preferred Stock, in substantially the form attached hereto as Exhibit C (the “Summary of Rights”), by first-class, postage-prepaid mail, to each record holder of Common Stock as of the close of business on the Record Date (other than any Acquiring Person or any Associate or Affiliate of any Acquiring Person), at the address of such holder shown on the records of the Company. With respect to certificates for Common Stock and Book Entry Shares outstanding as of the close of business on the Record Date, until the Distribution Date (or the earlier Expiration Date), the Rights will be evidenced by such certificates for Common Stock registered in the names of the holders thereof or Book Entry Shares, as applicable, together with a copy of the Summary of Rights and the registered holders of the Common Stock shall also be registered holders of the associated Rights. Until the Distribution Date (or the earlier Expiration Date), the surrender for transfer of any certificate for Common Stock or Book Entry Shares outstanding at the close of business on the Record Date, with or without a copy of the Summary of Rights, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby and the Book Entry Shares, as applicable.
3.3. New Certificates and Uncertificated Shares After Record Date. Certificates for Common Stock which become outstanding after the Record Date but prior to the earliest of the Distribution Date or the Expiration Date, shall have impressed, printed, stamped, written or otherwise affixed onto them the following legend:
This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Tax Benefits Preservation Plan between Tidewater Inc. (the “Company”) and Computershare Trust Company, N.A., and any successor rights thereto, as Rights Agent, dated as of April 13, 2020, as the same may be amended from time to time (the “Plan”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Plan, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Plan without charge after receipt of a written request therefor. As described in the Plan, Rights which are owned by, transferred to or have been owned by Acquiring Persons or Associates or Affiliates thereof (as defined in the Plan) and their transferees shall become null and void and will no longer be transferable.
With respect to any Book Entry Shares, such legend shall be included in a notice to the record holder of such shares in accordance with applicable law. Until the Distribution Date (or the earlier Expiration Date), the Rights associated with the Common Stock represented by such certificates and such Book Entry Shares shall be evidenced by such certificates and the Book Entry Shares alone, and the surrender for transfer of any such certificates or Book Entry Shares, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby. In the event that the Company purchases or acquires any Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock that are no longer outstanding.
Notwithstanding this Section 3.3, neither the omission of the legend, nor the failure to provide the notice thereof, shall affect the enforceability of any part of this Plan or the rights of any holder of the Rights.
Section 4. Form of Right Certificates. The Right Certificates (and the forms of election to purchase shares, certification and assignment to be printed on the reverse thereof) shall be substantially the same as Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Plan, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or trading system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the terms and conditions hereof, the Right Certificates, whenever issued, shall be dated as of the Record Date, and shall show the date of countersignature by the Rights Agent, and on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the price per one one-thousandth of a share of Preferred Stock set forth therein (the “Purchase Price”), but the number of such one one-thousandths of a share of Preferred Stock and the Purchase Price shall be subject to adjustment as provided herein.
Section 5. Countersignature and Registration. The Right Certificates shall be executed on behalf of the Company by the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company, shall have affixed thereto the Company’s seal or a facsimile thereof, and shall be attested by the Secretary or any Assistant Secretary of the Company or by such other officers as the Board may designate, either manually or by facsimile signature. The Right Certificates shall be countersigned, either manually or by facsimile signature, by an authorized signatory of the Rights Agent, but it shall not be necessary for the same signatory to countersign all of the Right Certificates hereunder. No Right Certificate shall be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Plan any such person was not such an officer.
Following the Distribution Date, and receipt by the Rights Agent of written notice to that effect and all other relevant information referred to in this Plan, the Rights Agent will keep or cause to be kept, at its principal office, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates, the certificate number of each of the Right Certificates and the date of each of the Right Certificates.
Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates. Subject to the provisions of Section 11.1.2 and Section 14, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become void pursuant to Section 11.1.2 or that have been exchanged pursuant to Section 27) may be transferred, split up or combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up or combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender, together with any required form of assignment and certificate duly completed, the Right Certificate or Right Certificates to be transferred, split up or combined or exchanged at the office of the Rights Agent designated for such purpose accompanied by a signature guarantee (“Signature Guarantee”) from an eligible guarantor institution participating in a signature guarantee program approved by the Securities Transfer Association, and any other reasonable evidence of authority that may be reasonably required by the Rights Agent. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate or Right Certificates until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Right Certificate or Right Certificates and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon, the Rights Agent shall countersign and deliver to the person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment from the holders of Right Certificates of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up or combination or exchange of such Right Certificates. The Rights Agent shall not have any duty or obligation to take any action under any section of this Plan that requires the payment of taxes and/or charges unless and until it is satisfied that all such payments have been made.
Subject to the provisions of Section 11.1.2, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.
Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.
7.1. Exercise of Rights. Subject to Section 11.1.2 and except as otherwise provided herein, the registered holder of any Right Certificate may exercise the Rights evidenced thereby in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase and certification on the reverse side thereof duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose accompanied by a Signature Guarantee, and any other reasonable evidence of authority that may be reasonably required by the Rights Agent, together with payment of the aggregate Purchase Price for the total number of one one-thousandths of a share of Preferred Stock (or other securities, cash or other assets) as to which the Rights are exercised, at or prior to the time (the “Expiration Date”) that is the earliest of (i) the close of business on April 13, 2023 (the “Final Expiration Date”), (ii) the close of business on the date of the Company’s 2020 annual meeting of stockholders if a proposal soliciting stockholder approval of this Plan is not included in the proxy statement related to the Company’s 2020 Annual Meeting and approved by the affirmative vote of a majority of the votes cast in person or represented by proxy and entitled to vote on such proposal, (iii) the time at which the Rights are redeemed as provided in Section 23 (the “Redemption Date”), (iv) the time at which the Rights are exchanged as provided in Section 27, (v) the closing of any merger or other acquisition transaction involving the Company pursuant to an agreement of the type described in the penultimate paragraph of Section 1.3, (vi) the close of business on the effective date of the repeal of Section 382 of the Code if the Board determines that this Plan is no longer necessary or desirable for the preservation of the Tax Attributes or (vii) the close of business on the first day of a taxable year of the Company to which the Board determines that no Tax Attributes may be carried forward or otherwise utilized.
7.2. Purchase. The Purchase Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall be initially $38.00, shall be subject to adjustment from time to time as provided in Sections 11 and 26 and shall be payable in lawful money of the United States of America in accordance with Section 7.3.
7.3. Payment Procedures. Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and certification duly executed, accompanied by payment of the aggregate Purchase Price for the total number of one one-thousandths of a share of Preferred Stock to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9, in cash or by certified or cashier’s check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i)(A) requisition from any transfer agent of the Preferred Stock (or make available, if the Rights Agent is the transfer agent) certificates for the number of shares of Preferred Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depository agent, requisition from the depositary agent depositary receipts representing interests in such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby directs the depositary agent to comply with all such requests, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of the issuance of fractional shares in accordance with Section 14 or otherwise in accordance with Section 11.1.3, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate. In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11.1.3, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate.
7.4. Partial Exercise. In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Right Certificate or to his or her duly authorized assigns, subject to the provisions of Section 14.

7.5. Full Information Concerning Ownership. Notwithstanding anything in this Plan to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported exercise as set forth in this Section 7 unless the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise shall have been duly completed and executed by the registered holder thereof and the Company shall have been provided with such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.
Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Plan. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request and expense of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.
Section 9. Reservation and Availability of Capital Stock. The Company covenants and agrees that, from and after the Distribution Date, it will cause to be reserved and kept available out of its authorized and unissued Preferred Stock (and, following the occurrence of a Trigger Event, out of its authorized and unissued Common Stock or other securities or out of its shares held in its treasury) the number of shares of Preferred Stock (and, following the occurrence of a Trigger Event, Common Stock and/or other securities) that will be sufficient to permit the exercise in full of all outstanding Rights.
So long as the Preferred Stock (and, following the occurrence of a Trigger Event, Common Stock and/or other securities) issuable upon the exercise of Rights may be listed on any national securities exchange or traded in the over-the-counter market, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on such exchange or market upon official notice of issuance upon such exercise.
The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Stock (and, following the occurrence of a Trigger Event, Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.
From and after such time as the Rights become exercisable, the Company shall use its best efforts, if then necessary to permit the issuance of Preferred Stock upon the exercise of Rights, to register and qualify such Preferred Stock under the Securities Act and any applicable state securities or “Blue Sky” laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective until the earlier of the date as of which the Rights are no longer exercisable for such securities and the Expiration Date. The Company may temporarily suspend, for a period of time not to exceed one hundred twenty (120) days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Plan to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained and until a registration statement under the Securities Act (if required) shall have been declared effective. The Company shall promptly notify the Rights Agent in writing whenever it makes a public announcement pursuant to this Section 9 and give the Rights Agent a copy of such announcement.
The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Stock (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a person other than, or the issuance or delivery of certificates for the Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates for Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the registered holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s and the Rights Agent’s satisfaction that no such tax is due.
Section 10. Preferred Stock Record Date. Each person in whose name any certificate for Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Stock for which the Rights shall be exercisable, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.
Section 11. Adjustment of Purchase Price, Number of Shares or Number of Rights. The Purchase Price, the number of shares of Preferred Stock or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.
11.1. Post-Execution Events.
11.1.1. Corporate Dividends, Reclassifications, Etc. In the event the Company shall, at any time after the date of this Plan, (A) declare and pay a dividend on the Preferred Stock payable in Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11.1.1, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. If an event occurs which would require an adjustment under both Section 11.1.1 and Section 11.1.2, the adjustment provided for in this Section 11.1.1 shall be in addition to, and shall be made prior to, the adjustment required pursuant to, Section 11.1.2.
11.1.2. Acquiring Person Events; Triggering Events. Subject to Section 27, in the event that a Trigger Event occurs, then, from and after the first occurrence of such event upon expiration of the Redemption Period, each holder of a Right, except as provided below, shall thereafter have a right to receive, upon exercise thereof at a price per Right equal to the then current Purchase Price multiplied by the number of one one-thousandths of a share of Preferred Stock for which a Right is then exercisable (without giving effect to this Section 11.1.2), in accordance with the terms of this Plan and in lieu of Preferred Stock, such number of shares of Common Stock as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-thousandths of a share of Preferred Stock for which a Right is then exercisable (without giving effect to this Section 11.1.2) and (y) dividing that product by 50% of the current per share market price of the Common Stock (determined pursuant to Section 11.4) on the first of the date of the occurrence of, or the date of the first public announcement of, a Trigger Event (the “Adjustment Shares”); provided that the Purchase Price and the number of Adjustment Shares shall thereafter be subject to further adjustment as appropriate in accordance with Section 11.6. Notwithstanding the foregoing, upon the occurrence of a Trigger Event, any Rights that are or were acquired or Beneficially Owned by (1) any Acquiring Person or any Associate or Affiliate thereof, (2) a transferee of any Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (3) a transferee of any Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of this Section 11.1.2, and subsequent transferees, shall become void without any further action, and any holder (whether or not such holder is an Acquiring Person or an Associate or Affiliate of an Acquiring Person) of such Rights shall thereafter have no right to exercise such Rights under any provision of this Plan or otherwise. From and after the Trigger Event, no Right Certificate shall be issued pursuant to Section 3 or Section 6 that represents Rights that are or have become void pursuant to the provisions of this paragraph, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this paragraph shall be canceled.
The Company shall use all reasonable efforts to ensure that the provisions of this Section 11.1.2 are complied with, but shall have no liability to any holder of Right Certificates or any other Person as a result of its failure to make any determinations with respect to any Acquiring Person or its Affiliates, Associates or transferees hereunder.
11.1.3. Insufficient Shares. The Company may at its option substitute for Common Stock issuable upon the exercise of Rights in accordance with the foregoing Section 11.1.2 a number of shares of Preferred Stock or fraction thereof such that the current per share market price of one share of Preferred Stock multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock. In the event that upon the occurrence of a Trigger Event there shall not be sufficient Common Stock authorized but unissued, or held by the Company as treasury shares, to permit the exercise in full of the Rights in accordance with the foregoing Section 11.1.2, the Company shall take all such action as may be necessary to authorize additional Common Stock for issuance upon exercise of the Rights, provided, however, that if the Company determines that it is unable to cause the authorization of a sufficient number of additional shares of Common Stock, then, in the event the Rights become exercisable, the Company, with respect to each Right and to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date hereof to which it is a party, shall: (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”), over (2) the Purchase Price (such excess, the “Spread”) and (B) with respect to each Right (other than Rights which have become void pursuant to Section 11.1.2), make adequate provision to substitute for the Adjustment Shares, upon payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Preferred Stock, (4) other equity securities of the Company (including, without limitation, shares, or fractions of shares, of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the Common Stock, the Board has deemed in good faith to have substantially the same value as the Common Stock) (each such share of preferred stock or fractions of shares of preferred stock constituting a “common stock equivalent”)), (5) debt securities of the Company, (6) other assets or (7) any combination of the foregoing having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected in good faith by the Board; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the occurrence of a Trigger Event, then the Company shall be obligated to deliver, to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date hereof to which it is a party, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, Common Stock (to the extent available) and then, if necessary, such number or fractions of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board shall determine in good faith that it is unlikely that sufficient additional Common Stock would be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended and re-extended to the extent necessary, but not more than ninety (90) days following the occurrence of a Trigger Event, in order that the Company may seek stockholder approval for the authorization of such additional shares (such period as may be extended, the “Substitution Period”). To the extent that the Company determines that some actions need be taken pursuant to the second and/or third sentences of this Section 11.1.3, the Company (x) shall provide that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the

Rights has been temporarily suspended as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11.1.3, the value of a share of Common Stock shall be the current per share market price (as determined pursuant to Section 11.4) on the date of the occurrence of a Trigger Event and the value of any “common stock equivalent” shall be deemed to have the same value as the Common Stock on such date. The Board may, but shall not be required to, establish procedures to allocate the right to receive Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11.1.3.
11.2. Dilutive Rights Offering. In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within forty-five (45) calendar days after such record date) to subscribe for or purchase Preferred Stock (or securities having the same rights, privileges and preferences as the Preferred Stock (“equivalent preferred stock”)) or securities convertible into Preferred Stock or equivalent preferred stock at a price per share of Preferred Stock or per share of equivalent preferred stock (or having a conversion or exercise price per share, if a security convertible into or exercisable for Preferred Stock or equivalent preferred stock) less than the current per share market price of the Preferred Stock (as determined pursuant to Section 11.4) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock and shares of equivalent preferred stock outstanding on such record date plus the number of shares of Preferred Stock and shares of equivalent preferred stock which the aggregate offering price of the total number of shares of Preferred Stock and/or shares of equivalent preferred stock to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current per share market price and the denominator of which shall be the number of shares of Preferred Stock and shares of equivalent preferred stock outstanding on such record date plus the number of additional Preferred Stock and/or shares of equivalent preferred stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Preferred Stock and shares of equivalent preferred stock owned by or held for the account of the Company or any Subsidiary of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
11.3. Distributions. In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash, securities or assets (other than a regular periodic cash dividend at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividend, or a dividend payable in Preferred Stock (which dividend, for purposes of this Plan, shall be subject to the provisions of Section 11.1.1(A))) or convertible securities, or subscription rights or warrants (excluding those referred to in Section 11.2), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current per share market price of the Preferred Stock (as determined pursuant to Section 11.4) on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets, securities or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Preferred Stock and the denominator of which shall be such current per share market price of the Preferred Stock (as determined pursuant to Section 11.4); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

11.4. Current Per Share Market Value.
11.4.1. General. For the purpose of any computation hereunder, the “current per share market price” of any security (a “Security” for the purpose of this Section 11.4.1) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the thirty (30) consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current per share market price of the Security is determined during any period following the announcement by the issuer of such Security of (i) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares or (ii) any subdivision, combination or reclassification of such Security, and prior to the expiration of thirty (30) Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the “current per share market price” shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported thereby or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board. If on any such date no such market maker is making a market in the Security, the fair value of the Security on such date as determined in good faith by the Board shall be used. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day. If the Security is not publicly held or not so listed or traded, or if on any such date the Security is not so quoted and no such market maker is making a market in the Security, “current per share market price” shall mean the fair value per share as determined in good faith by the Board or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board, which shall have the duty to make such determination in a reasonable and objective manner, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.
11.4.2. Preferred Stock. Notwithstanding Section 11.4.1, for the purpose of any computation hereunder, the “current per share market price” of the Preferred Stock shall be determined in the same manner as set forth above in Section 11.4.1 (other than the last sentence thereof). If the current per share market price of the Preferred Stock cannot be determined in the manner described in Section 11.4.1, the “current per share market price” of the Preferred Stock shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Plan) multiplied by the current per share market price of the Common Stock (as determined pursuant to Section 11.4.1). If neither the Common Stock nor the Preferred Stock are publicly held or so listed or traded, or if on any such date neither the Common Stock nor the Preferred Stock are so quoted and no such market maker is making a market in either the Common Stock or the Preferred Stock, “current per share market price” of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board, or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board, which shall have the duty to make such determination in a reasonable and objective manner, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. For purposes of this Plan, the “current per share market price” of one one-thousandth of a share of Preferred Stock shall be equal to the “current per share market price” of one share of Preferred Stock divided by 1,000.
11.5. Insignificant Changes. No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price. Any adjustments which by reason of this Section 11.5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one one-thousandth of a share of Preferred Stock or the nearest one-thousandth of a share of Common Stock or other share or security, as the case may be.

11.6. Shares Other Than Preferred Stock. If as a result of an adjustment made pursuant to Section 11.1, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11.1, 11.2, 11.3, 11.5, 11.8, 11.9 and 11.13, and the provisions of Sections 7, 9, 10 and 14 with respect to the Preferred Stock shall apply on like terms to any such other shares.
11.7. Rights Issued Prior to Adjustment. All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.
11.8. Effect of Adjustments. Unless the Company shall have exercised its election as provided in Section 11.9, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11.2 and 11.3, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one one-thousandth of a share of Preferred Stock) obtained by (i) multiplying (x) the number of one one-thousandths of a share of Preferred Stock covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.
11.9. Adjustment in Number of Rights. The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11.9, the Company may, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.
11.10. Right Certificates Unchanged. Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of one one-thousandths of a share of Preferred Stock which were expressed in the initial Right Certificates issued hereunder.
11.11. Par Value Limitations. Before taking any action that would cause an adjustment reducing the Purchase Price below one one-thousandth of the then par value, if any, of the Preferred Stock or other shares of capital stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Preferred Stock or other such shares at such adjusted Purchase Price.

11.12. Deferred Issuance. In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date of that number of shares of Preferred Stock and shares of other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Stock and shares of other capital stock or other securities, assets or cash of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.
11.13. Reduction in Purchase Price. Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Stock, issuance wholly for cash of any of the Preferred Stock at less than the current market price, issuance wholly for cash of Preferred Stock or securities which by their terms are convertible into or exchangeable for Preferred Stock, dividends on Preferred Stock payable in Preferred Stock or issuance of rights, options or warrants referred to hereinabove in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.
11.14. Company Not to Diminish Benefits of Rights. The Company covenants and agrees that after the earlier of the Stock Acquisition Date or Distribution Date it will not, except as permitted by Section 23, Section 26 or Section 27, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.
11.15. Adjustment of Rights Associated with Common Stock. Notwithstanding anything contained in this Plan to the contrary, in the event that the Company shall at any time after the date hereof and prior to the Distribution Date (i) declare or pay any dividend on the outstanding Common Stock payable in shares of Common Stock, (ii) effect a subdivision or consolidation of the outstanding Common Stock (by reclassification or otherwise than by the payment of dividends payable in shares of Common Stock), or (iii) combine the outstanding Common Stock into a greater or lesser number of shares of Common Stock, then in any such case, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date or in accordance with Section 22 shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11.15 shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is affected.
Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11, the Company shall (a) promptly prepare a certificate setting forth such adjustment, and a brief, reasonably detailed statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Common Stock or the Preferred Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not have any duty or liability with respect thereto and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.
Section 13. [Reserved]
Section 14. Fractional Rights and Fractional Shares.
14.1. Cash in Lieu of Fractional Rights. The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights (except prior to the Distribution Date in accordance with Section 11.15). In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14.1, the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by such system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board. If on any such date no such market maker is making a market in the Rights, the current market value of the Rights on such date shall be the fair value of the Rights as determined in good faith by the Board, or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board, which shall have the duty to make such determination in a reasonable and objective manner, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.
14.2. Cash in Lieu of Fractional Shares of Preferred Stock. The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise or exchange of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock). Interests in fractions of shares of Preferred Stock in integral multiples of one one-thousandth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as Beneficial Owners of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised or exchanged as herein provided an amount in cash equal to the same fraction of the current per share market price of one share of Preferred Stock (as determined in accordance with Section 14.1) for the Trading Day immediately prior to the date of such exercise or exchange.
14.3. Cash in Lieu of Fractional Shares of Common Stock. The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock upon the exercise or exchange of Rights. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock (as determined in accordance with Section 14.1) for the Trading Day immediately prior to the date of such exercise or exchange.
14.4. Waiver of Right to Receive Fractional Rights or Shares. The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right, except as permitted by this Section 14.
14.5. Reliance by Rights Agent. Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent under any section of this Plan, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of, any payment for fractional Rights or fractional shares under any section of this Plan relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.
Section 15. Rights of Action. All rights of action in respect of this Plan, except the rights of action given to the Rights Agent under this Plan, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock), may, in his own behalf and for his own benefit, enforce this Plan, and may institute and maintain any suit, action or proceeding against the Company to enforce this Plan, or otherwise enforce or act in respect of his right to exercise the Rights evidenced by such Right Certificate (or, prior to the Distribution Date, such Common Stock) in the manner provided in such

Right Certificate and in this Plan. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Plan by the Company and shall be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations by the Company of its obligations under this Plan.
Section 16. Agreement of Right Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:
(a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Stock;
(b) as of and after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose accompanied by a Signature Guarantee and any other reasonable evidence of authority that may be reasonably required by the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer with all required certifications completed; and
(c) the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.
Section 17. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.
Section 18. Concerning the Rights Agent. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder in accordance with a mutually agreed upon fee schedule and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the preparation, delivery, negotiation, amendment, administration and execution of this Plan and the exercise and performance of its duties hereunder. The Company also covenants and agrees to indemnify the Rights Agent for, and to hold it harmless against, any and all loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including, without limitation, the reasonable fees and expenses of legal counsel) that may be paid, incurred or suffered by it, or which it may become subject, without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith, or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction), for any action taken, suffered, or omitted to be taken by the Rights Agent in connection with the execution, acceptance, administration, exercise and performance of its duties under this Plan, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly, or enforcing its rights hereunder. The provisions under this Section 18 and Section 20 below shall survive the expiration of the Rights and the termination of this Plan and the resignation, replacement or removal of the Rights Agent. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company.
The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Plan in reliance upon any Right Certificate or certificate for the Preferred Stock or the Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, instruction, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

Section 19. Merger or Consolidation or Change of Name of Rights Agent. Any corporation, limited liability company or other entity into which the Rights Agent or any successor Rights Agent may be merged, converted or with which it may be consolidated, or any corporation, limited liability company or other entity resulting from any merger, conversion or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation or limited liability company succeeding to the corporate trust or stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Plan without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation, limited liability company or other entity would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. In case at the time such successor Rights Agent shall succeed to the agency created by this Plan, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.
In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.
Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Plan upon the following express terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:
20.1. Legal Counsel. The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Company), and the opinion or advice of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in the absence of bad faith and in accordance with such opinion.
20.2. Certificates as to Facts or Matters. Whenever in the performance of its duties under this Plan the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the President, any Vice-President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered by it under the provisions of this Plan in reliance upon such certificate.
20.3. Standard of Care. The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction). Notwithstanding anything in this Plan to the contrary, any liability of the Rights Agent under this Plan will be limited to the amount of annual fees (not including reimbursed expenses and charges) paid by the Company to the Rights Agent during the twelve (12) months immediately preceding the event for which recovery from the Rights Agent is being sought. Anything to the contrary notwithstanding, in no event will the Rights Agent be liable for special, punitive, indirect, incidental or consequential loss or damages of any kind whatsoever (including, without limitation, lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damages, and regardless of the form of action.
20.4. Reliance on Agreement and Right Certificates. The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Plan or in the Right Certificates (except as to its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.
20.5. No Responsibility as to Certain Matters. The Rights Agent shall not be under any responsibility in respect of the validity of this Plan or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Plan or in any Right

Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11.1.2) or any adjustment required under the provisions of Sections 3, 11, 23 or 27 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such change or adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Stock or other securities to be issued pursuant to this Plan or any Right Certificate or as to whether any Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.
20.6. Further Assurance by Company. The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Plan.
20.7. Authorized Company Officers. The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chief Executive Officer, the Chief Financial Officer, the President, the Chief Operating Officer, any Vice-President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties under this Plan, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for these instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent with respect to its duties or obligations under this Plan and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable to the Company for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified therein (which date shall not be less than three (3) Business Days after the date any such officer actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking of any such action (or the effective date in the case of omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.
20.8. Freedom to Trade in Company Securities. The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or obtain a pecuniary interest in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Plan. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.
20.9. Reliance on Attorneys and Agents. The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, omission, default, neglect or misconduct absent gross negligence or bad faith in the selection and continued employment thereof (which gross negligence or bad faith must be determined by a final, non-appealable judgment of a court of competent jurisdiction).
20.10. Incomplete Certificate. If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed to certify the holder is not an Acquiring Person (or an Affiliate or Associate thereof), the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company; provided, however that Rights Agent shall not be liable for any delays arising from the duties under this Section 20.10.
20.11. Rights Holders List. At any time and from time to time after the Distribution Date, upon the request of the Company, the Rights Agent shall promptly deliver to the Company a list, as of the most recent practicable date (or as of such earlier date as may be specified by the Company), of the holders of record of Rights.
20.12. No Risk of Own Funds. No provision of this Plan shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise any of its rights or powers if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

20.13. No Interest. The Rights Agent shall have no responsibility to the Company, any holders of Rights, any holders of shares of Common Stock or any other Person for interest or earnings on any moneys held by the Rights Agent pursuant to this Plan.
20.14. No Notice. The Rights Agent shall not be required to take notice or be deemed to have notice of any event or condition hereunder, including any event or condition that may require action by the Rights Agent, unless the Rights Agent shall be specifically notified in writing of such event or condition by the Company, and all notices or other instruments required by this Plan to be delivered to the Rights Agent must, in order to be effective, be received by the Rights Agent as specified in Section 25 hereof, and in the absence of such notice so delivered, the Rights Agent may conclusively assume no such event or condition exists.
20.15. Miscellaneous.
20.15.1. In the event the Rights Agent believes any ambiguity or uncertainty exists hereunder or in any notice, instruction, direction, request or other communication, paper or document received by the Rights Agent hereunder, the Rights Agent, may, in its sole discretion, refrain from taking any action, and shall be fully protected and shall not be liable in any way to Company, the holder of any Rights Certificate or Book-Entry Shares or any other Person for refraining from taking such action, unless the Rights Agent receives written instructions signed by the Company which eliminates such ambiguity or uncertainty to the satisfaction of Rights Agent.
20.15.2. The Rights Agent shall not be liable or responsible for any failure of the Company to comply with any of its obligations relating to any registration statement filed with the Securities and Exchange Commission or this Plan, including without limitation obligations under applicable regulation or law.
20.15.3. The Rights Agent shall act hereunder solely as agent for the Company. The Rights Agent shall not assume any obligations or relationship of agency or trust with any of the owners or holders of the Rights or Common Stock.
20.15.4. The Rights Agent may rely on and be fully authorized and protected in acting or failing to act upon (a) any guaranty of signature by an “eligible guarantor institution” that is a member or participant in the Securities Transfer Agents Medallion Program or other comparable “signature guarantee program” or insurance program in addition to, or in substitution for, the foregoing; or (b) any related law, act, regulation or any interpretation of the same even though such law, act, or regulation may thereafter have been altered, changed, amended or repealed.
20.15.5. The Rights Agent shall not have any duty or responsibility in the case of the receipt of any written demand from any holder of Rights with respect to any action or default by the Company, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or to make any demand upon the Company.
Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Plan upon thirty (30) days’ notice in writing mailed to the Company and (of then known to the Rights Agent) to each transfer agent of the Common Stock and/or Preferred Stock, as applicable, by registered or certified mail. Following the Distribution Date, the Company shall promptly notify the holders of the Right Certificates by first-class mail of any such resignation. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Plan as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and/or Preferred Stock, as applicable, by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the resigning, removed, or incapacitated Rights Agent shall remit to the Company, or to any successor Rights Agent designated by the Company, all books, records, funds, certificates or other documents or instruments of any kind then in its possession which were acquired by such resigning, removed or incapacitated Rights Agent in connection with its services as Rights Agent hereunder, and shall thereafter be discharged from all duties and obligations hereunder. Following notice of such removal, resignation or incapacity, the Company shall appoint a successor to such Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a an unnatural Person organized and doing business under the laws of the United States, in good standing, which is authorized under such laws to exercise stock transfer or corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose, but such predecessor Rights Agent shall not be required to make any additional expenditure or assume any additional liability in connection with the foregoing. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and/or Preferred Stock, as applicable, and, following the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.
Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Plan or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Plan. In addition, in connection with the issuance or sale of Common Stock following the Distribution Date and prior to the Expiration Date, the Company shall, with respect to Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded, or upon exercise, conversion or exchange of securities hereinafter issued by the Company, in each case existing prior to the Distribution Date, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued and (ii) no such Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.
Section 23. Redemption.
23.1. Right to Redeem. The Board may, at its option, at any time prior to the earlier of (i) the tenth (10th) Business Day after the Stock Acquisition Date or (ii) the Final Expiration Date (the “Redemption Period”), redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right, appropriately adjusted to reflect any stock split, stock dividend, recapitalization or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”), and the Company may, at its option, pay the Redemption Price in Common Stock (based on the “current per share market price,” determined pursuant to Section 11.4, of the Common Stock at the time of redemption), cash or any other form of consideration deemed appropriate by the Board. The redemption of the Rights by the Board may be made effective at such time, on such basis and subject to such conditions as the Board in its sole discretion may establish.
23.2. Redemption Procedures. Immediately upon the action of the Board ordering the redemption of the Rights (or at such later time as the Board may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. The Company shall promptly give public notice of such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. The Company shall promptly give, or cause the Rights Agent to give, notice of such redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its

Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 27, and other than in connection with the purchase, acquisition or redemption of Common Stock prior to the Distribution Date.
Section 24. Notice of Certain Events. In case the Company shall propose at any time after the earlier of the Stock Acquisition Date and the Distribution Date (a) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular periodic cash dividend at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividends, or a stock dividend on, or a subdivision, combination or reclassification of the Common Stock), or (b) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional Preferred Stock or shares of stock of any class or any other securities, rights or options, or (c) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding Preferred Stock), or (d) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person (other than pursuant to a merger or other acquisition agreement of the type excluded from the definition of “Beneficial Ownership” in Section 1.3), or (e) to effect the liquidation, dissolution or winding up of the Company, or (f) to declare or pay any dividend on the Common Stock payable in Common Stock or to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock), then, in each such case, the Company shall give to the Rights Agent and to each holder of a Right Certificate, in accordance with Section 25, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Preferred Stock and/or Common Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (a) or (b) above at least ten (10) days prior to the record date for determining holders of the Preferred Stock for purposes of such action, and in the case of any such other action, at least ten (10) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Preferred Stock and/or Common Stock, whichever shall be the earlier.
In case any event set forth in Section 11.1.2 shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to the Rights Agent and to each holder of a Right Certificate, in accordance with Section 25, a notice of the occurrence of such event, which notice shall describe the event and the consequences of the event to holders of Rights under Section 11.1.2, and (ii) all references in this Section 24 to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.
Section 25. Notices. Notices or demands authorized by this Plan to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, or overnight courier delivery addressed (until another address is filed in writing with the Rights Agent) as follows:

Tidewater Inc.
6002 Rogerdale Road
Houston, Texas 77072
Telephone: 713-470-5300
Fax no.: 888-909-0946
Attention: General Counsel

With a copy to:

Norton Rose Fulbright US LLP
1301 Avenue of the Americas
New York, New York 10019
Telephone: 212-318-3000
Fax no.: 212-318-3400
Attention: Steven Suzzan, Esq.

Subject to the provisions of Section 21 and Section 24, any notice or demand authorized by this Plan to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, or overnight courier delivery addressed (until another address is filed in writing with the Company) as follows:
Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 Attn: Client Services
Notices or demands authorized by this Plan to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or, prior to the Distribution Date, to the holder of any certificate representing Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company; provided that prior to the Distribution Date a filing by the Company with the Securities and Exchange Commission shall constitute sufficient notice to the holders of securities of the Company, including the Rights, for purposes of this Plan and no other notice need be given.
Section 26. Supplements and Amendments. For so long as the Rights are then redeemable, the Company, subject to the terms of this Section 26, may in its sole and absolute discretion, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Plan in any respect without the approval of any holders of Rights or Common Stock. From and after the time that the Rights are no longer redeemable, the Company may, and the Rights Agent shall, if the Company so directs, from time to time supplement or amend this Plan without the approval of any holders of Rights (i) to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein or (ii) to make any other changes or provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable, including but not limited to extending the Final Expiration Date; provided, however, that no such supplement or amendment shall adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), and no such supplement or amendment may cause the Rights again to become redeemable or cause this Plan again to become amendable as to an Acquiring Person or an Affiliate or Associate of an Acquiring Person other than in accordance with this sentence; provided further, that the right of the Board to extend the Distribution Date shall not require any amendment or supplement hereunder. Upon the delivery of a certificate from an the Company’s Chief Executive Officer, Chief Financial Officer, treasurer, assistant treasurer, secretary or assistant secretary which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything in this Plan to the contrary, the Rights Agent shall not be required to execute any supplement or amendment to this Plan that it has determined would adversely affect its own rights, duties, obligations or immunities under this Plan. No supplement or amendment to this Plan shall be effective unless duly executed by the Rights Agent.
Section 27. Exchange.
27.1. Exchange of Common Stock for Rights. At any time after the occurrence of a Trigger Event, the Board may, at its option, exchange Common Stock for all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11.1.2) by exchanging at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such amount per Right being hereinafter referred to as the “Exchange Consideration”). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Acquiring Person shall have become the Beneficial Owner of 50% or more of the Common Stock then outstanding. The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Without limiting the foregoing, prior to effecting an exchange pursuant to this Section 27, the Board may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the shares of Common Stock issuable pursuant to the exchange (or any portion thereof that have not theretofore been issued in connection with the exchange). From and after the time at which such shares are issued to the Trust, all stockholders then entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Any shares of Common Stock issued at the direction of the Board in connection herewith shall be validly issued, fully paid and nonassessable shares of Common Stock, and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares so issued.
27.2. Exchange Procedures. Immediately upon the action of the Board ordering the exchange for any Rights pursuant to Section 27.1 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive the Exchange Consideration. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange shall state the method by which the exchange of the Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than the Rights that have become void pursuant to the provisions of Section 11.1.2) held by each holder of Rights.
27.3. Insufficient Shares. The Company may at its option substitute, and, in the event that there shall not be sufficient Common Stock issued but not outstanding or authorized but unissued to permit an exchange of Rights for Common Stock as contemplated in accordance with this Section 27, the Company shall substitute to the extent of such insufficiency, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof (or equivalent preferred stock, as such term is defined in Section 11.2) such that the current per share market price (determined pursuant to Section 11.4) of one share of Preferred Stock (or equivalent preferred stock) multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock (determined pursuant to Section 11.4) as of the date of such exchange. In the case of a substitution described in the immediately preceding sentence, references to “Common Stock” shall be replaced with “Preferred Stock” where applicable throughout Section 27 of this Plan and any other provisions where appropriate to effect and properly reflect this substitution.
Section 28. Process to Seek Exemption. Any Person who desires to effect any acquisition of Common Stock that would, if consummated, result in such Person (together with its Affiliates and Associates) Beneficially Owning 4.99% or more of the then outstanding Common Stock (or, in the case of an Existing Holder, shares of Common Stock in excess of the Exempt Ownership Percentage) (a “Requesting Person”) may, prior to the Stock Acquisition Date and in accordance with this Section 28, request that the Board grant an exemption with respect to such acquisition under this Plan so that such Person would be deemed to be an “Exempt Person” under subsection (ii) of Section 1.7 hereof for purposes of this Plan (an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by registered mail, return receipt requested, to the Secretary of the Company at the principal executive office of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of shares of Common Stock then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Stock aggregating 4.99% or more of the then outstanding Common Stock (or, in the case of an Existing Holder, shares of Common Stock in excess of the Exempt Ownership Percentage) and the maximum number and percentage of shares of Common Stock that the Requesting Person proposes to acquire. The Board shall make a determination whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within ten (10) Business Days) after receipt thereof; provided, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Exemption Request. The Board shall only grant an exemption in response to an Exemption Request if the Board determines in its sole discretion that the acquisition of Beneficial Ownership of Common Stock by the Requesting Person will not jeopardize or endanger the value or availability to the Company of the Tax Attributes. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board shall determine necessary or desirable to provide for the protection of the Company’s Tax Attributes. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the Board’s determination with respect thereto.

Section 29. Successors. All the covenants and provisions of this Plan by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.
Section 30. Benefits of this Plan. Nothing in this Plan shall be construed to give to any Person or corporation other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Plan; but this Plan shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock).
Section 31. Determination and Actions by the Board. Without limiting any of the rights and immunities of the Rights Agent, the Board shall have the exclusive power and authority to administer this Plan and to exercise the rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Plan, including, without limitation, the right and power to (i) interpret the provisions of this Plan and (ii) make all determinations deemed necessary or advisable for the administration of this Plan (including, without limitation, a determination to redeem or not redeem the Rights or amend this Plan). All such actions, calculations, interpretations and determinations that are done or made by the Board in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other parties. The Rights Agent is entitled always to assume the Company’s Board of Directors acted in good faith and shall be fully protected and incur no liability in reliance thereon.
Section 32. Severability. If any term, provision, covenant or restriction of this Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that if such excluded provision shall affect the rights, immunities, liabilities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately upon written notice to the Company.
Section 33. Governing Law. This Plan and each Right Certificate issued hereunder shall be deemed to be a contract made under the internal laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.
Section 34. Counterparts. This Plan may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Plan transmitted electronically shall have the same authority, effect and enforceability as an original signature.
Section 35. Descriptive Headings. Descriptive headings of the several Sections of this Plan are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.
Section 36. Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God (including, but not limited to, natural disasters, catastrophic events, epidemics and pandemics), terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunctions of any utilities, communications, or computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war or civil unrest.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Plan to be duly executed, as of the day and year first above written.
TIDEWATER INC.

By	/s/ Quintin V. Kneen
Name: Quintin V. Kneen
Title: President and Chief Executive Officer
COMPUTERSHARE TRUST COMPANY, N.A.

By	/s/ Shirley Nessrella
Name: Shirley Nessrella
Title: Vice President & Manager

EXHIBIT A
FORM OF

CERTIFICATE OF DESIGNATION

of

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

of

TIDEWATER INC

Pursuant to Section 151 of the General Corporation
Law of the State of Delaware
Tidewater Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:
That pursuant to the authority vested in the Board of Directors of the Corporation (the “Board of Directors”) in accordance with the provisions of the Certificate of Incorporation of the Corporation, as heretofore amended (the “Certificate of Incorporation”), the Board of Directors on April 13, 2020 adopted the following resolution creating a series of 100,000 shares of Preferred Stock designated as “Series A Junior Participating Preferred Stock”:
RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of the Certificate of Incorporation, a series of Preferred Stock, no par value, of the Corporation be and hereby is created, and that the designation and number of shares thereof and the voting and other powers, preferences and relative, participating, optional or other rights of the shares of such series and the qualifications, limitations and restrictions thereof are as follows:
Series A Junior Participating Preferred Stock
1. Designation and Amount. There shall be a series of Preferred Stock that shall be designated as “Series A Junior Participating Preferred Stock,” and the number of shares constituting such series shall be 100,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series A Junior Participating Preferred Stock to less than the number of shares then issued and outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.
2. Dividends and Distributions.
(A) Subject to the prior and superior rights of the holders of any shares of any class or series of stock of the Corporation ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock, in preference to the holders of shares of any class or series of stock of the Corporation ranking junior to the Series A Junior Participating Preferred Stock in respect thereof, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the 15th day of March, June, September and December, in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $10.00 and (b) the sum of (1) the Adjustment Number (as defined below) times the aggregate per share amount of all cash dividends, plus (2) the Adjustment Number times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock, par value $0.001 per share, of the Corporation (the “Common Stock”), or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), in each case declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. The “Adjustment Number” shall initially be 1,000.
A-A-1

In the event the Corporation shall at any time after April 13, 2020 (i) declare and pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(B) The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).
(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date; in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.
3. Voting Rights. The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:
(A) Each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to a number of votes equal to the Adjustment Number on all matters submitted to a vote of the stockholders of the Corporation.
(B) Except as required by law, by Section 3(C) and by Section 10 hereof, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.
(C) If, at the time of any annual meeting of stockholders for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share or shares of Series A Junior Participating Preferred Stock are in default, the number of directors constituting the Board of Directors shall be increased by two. In addition to voting together with the holders of Common Stock for the election of other directors of the Corporation, the holders of record of the Series A Junior Participating Preferred Stock, voting separately as a class to the exclusion of the holders of Common Stock, shall be entitled at said meeting of stockholders (and at each subsequent annual meeting of stockholders), unless all dividends in arrears on the Series A Junior Participating Preferred Stock have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Corporation, the holders of any Series A Junior Participating Preferred Stock being entitled to cast a number of votes per share of Series A Junior Participating Preferred Stock as is specified in paragraph (A) of this Section 3. To the extent the Board of Directors is divided into classes, with the directors in the classes serving staggered terms, at the time of the election of directors elected by the holders of the Series A Junior Participating Preferred Stock pursuant hereto, each such additional director shall not be a member of any such class, but shall serve until the next annual meeting of stockholders for the election of directors, or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of this Section 3(C). Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the provisions of this Section 3(C) may be removed at any time, without cause, only by the affirmative vote of the holders of the shares of Series A Junior Participating Preferred Stock at the time entitled to cast a majority
A-A-2

of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall cease to exist, the holders of the Series A Junior Participating Preferred Stock shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board of Directors shall be reduced by two. The voting rights granted by this Section 3(C) shall be in addition to any other voting rights granted to the holders of the Series A Junior Participating Preferred Stock in this Section 3.
4. Certain Restrictions.
(A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:
(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock other than (A) such redemptions or purchases that may be deemed to occur upon the exercise of stock options, warrants or similar rights or grant, vesting or lapse of restrictions on the grant of any other performance shares, restricted stock, restricted stock units or other equity awards to the extent that such shares represent all or a portion of (x) the exercise or purchase price of such options, warrants or similar rights or other equity awards and (y) the amount of withholding taxes owed by the recipient of such award in respect of such grant, exercise, vesting or lapse of restrictions; (B) the repurchase, redemption, or other acquisition or retirement for value of any such shares from employees, former employees, directors, former directors, consultants or former consultants of the Corporation or their respective estate, spouse, former spouse or family member, pursuant to the terms of the agreements pursuant to which such shares were acquired;
(ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or
(iii) purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of Series A Junior Participating Preferred Stock, or to such holders and holders of any such shares ranking on a parity therewith, upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine will result in fair and equitable treatment among the respective series or classes.
(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.
5. Reacquired Shares. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired promptly after the acquisition thereof. All such shares shall upon their retirement become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to any conditions and restrictions on issuance set forth herein.
6. Liquidation, Dissolution or Winding Up. (A) Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received
A-A-3

an amount per share (the “Series A Liquidation Preference”) equal to the greater of (i) $10.00 plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, and (ii) the Adjustment Number times the per share amount of all cash and other property to be distributed in respect of the Common Stock upon such liquidation, dissolution or winding up of the Corporation.
(B) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series A Junior Participating Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Junior Participating Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.
(C) Neither the merger or consolidation of the Corporation into or with another entity nor the merger or consolidation of any other entity into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.
7. Consolidation, Merger, Etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the outstanding shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share equal to the Adjustment Number times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.
8. No Redemption. Shares of Series A Junior Participating Preferred Stock shall not be subject to redemption by the Corporation.
9. Ranking. The Series A Junior Participating Preferred Stock shall rank junior to all other series of Preferred Stock as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up, unless the terms of any such series shall provide otherwise, and shall rank senior to the Common Stock as to such matters.
10. Amendment. At any time that any shares of Series A Junior Participating Preferred Stock are outstanding, the Certificate of Incorporation of the Corporation shall not be amended, by merger, consolidation or otherwise, which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.
11. Fractional Shares. Series A Junior Participating Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.
IN WITNESS WHEREOF, the undersigned has executed this Certificate this 14h day of April, 2020.
TIDEWATER INC.

By
Name:
Title:
A-A-4

EXHIBIT B
Form of Right Certificate
Certificate No. R-	Rights

NOT EXERCISABLE AFTER APRIL  , 2023 OR EARLIER IF UPON AN EXPIRATION DATE, INCLUDING IF NOTICE OF REDEMPTION OR EXCHANGE IS GIVEN. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE AGREEMENT. UNDER CERTAIN CIRCUMSTANCES (SPECIFIED IN SECTION 11.1.2 OF THE AGREEMENT), RIGHTS BENEFICIALLY OWNED BY OR TRANSFERRED TO AN ACQUIRING PERSON (AS DEFINED IN THE AGREEMENT), OR ANY SUBSEQUENT HOLDER OF SUCH RIGHTS WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

Right Certificate
TIDEWATER INC.
This certifies that        , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Tax Benefits Preservation Plan, dated as of April 13, 2020, as the same may be amended from time to time (the “Plan”), between Tidewater Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company, as Rights Agent (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date and prior to 5:00 P.M. (New York time) on April 13, 2023, at the offices of the Rights Agent, or its successors as Rights Agent, designated for such purpose, one one-thousandth of a fully paid, nonassessable share of Series A Junior Participating Preferred Stock, no par value (the “Preferred Stock”), of the Company, at a purchase price of $38.00 per one one-thousandth of a share of Preferred Stock, subject to adjustment (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and certification duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-thousandths of a share of Preferred Stock which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of April 13, 2020 based on the Preferred Stock as constituted at such date. Capitalized terms used in this Right Certificate without definition shall have the meanings ascribed to them in the Plan. As provided in the Plan, the Purchase Price and the number of shares of Preferred Stock which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.
This Right Certificate is subject to all of the terms, provisions and conditions of the Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Plan are on file at the principal offices of the Company and the Rights Agent.
This Right Certificate, with or without other Right Certificates, upon surrender at the offices of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.
Subject to the provisions of the Plan, the Board may, at its option, (i) redeem the Rights evidenced by this Right Certificate at a redemption price of $0.001 per Right or (ii) exchange Common Stock for the Rights evidenced by this Certificate, in whole or in part.
No fractional Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions of Preferred Stock which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depository receipts), but in lieu thereof a cash payment will be made, as provided in the Plan.
No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Stock or of any other securities of the Company which may at any time be issuable
A-B-1

on the exercise hereof, nor shall anything contained in the Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Plan), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Plan.
If any term, provision, covenant or restriction of the Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of the Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated.
This Right Certificate shall not be valid or binding for any purpose until it shall have been countersigned by the Rights Agent.
WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.
Dated as of     , 20 .
Attest:	TIDEWATER INC.

By:	By:
Name:		Name:
Title:		Title:

Countersigned:

COMPUTERSHARE TRUST COMPANY, N.A. as Rights Agent

By:
Authorized Signature
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Form of Reverse Side of Right Certificate FORM OF ASSIGNMENT
(To be executed by the registered holder if such holder desires to transfer the Right Certificate.)

FOR VALUE RECEIVED _______________________________________________________________________
hereby sells, assigns and transfers unto _____________________________________________________________
_____________________________________________________________________________________________
_____________________________________________________________________________________________

(Please print name and address of transferee)

Rights evidenced by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint           Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated:

Signature
Signature Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.
The undersigned hereby certifies that:
(1)	the Rights evidenced by this Right Certificate are not Beneficially Owned by and are not being assigned to an Acquiring Person or an Affiliate or an Associate thereof; and
(2)
after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate thereof.

Dated:

Signature
A-B-3

FORM OF ELECTION TO PURCHASE (To be executed if holder desires to exercise the Right Certificate.)
To Tidewater Inc.:
The undersigned hereby irrevocably elects to exercise            Rights represented by this Right Certificate to purchase the Preferred Stock issuable upon the exercise of such Rights (or such other securities or property of the Company or of any other Person which may be issuable upon the exercise of the Rights) and requests that certificates for such stock be issued in the name of:

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number

(Please print name and address)

Dated:

Signature
Signature Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.
The undersigned hereby certifies that:
(1)	the Rights evidenced by this Right Certificate are not Beneficially Owned by and are not being assigned to an Acquiring Person or an Affiliate or an Associate thereof; and
(2)
after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate thereof.

Dated:

Signature
A-B-4

NOTICE
The signature in the foregoing Form of Assignment and Form of Election to Purchase must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.
In the event the certification set forth above in the Form of Assignment or Form of Election to Purchase is not completed, the Company will deem the Beneficial Owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate hereof and such Assignment or Election to Purchase will not be honored.
A-B-5

EXHIBIT C

AS DESCRIBED IN THE TAX BENEFITS PRESERVATION PLAN, UNDER CERTAIN CIRCUMSTANCES, RIGHTS WHICH ARE HELD BY OR HAVE BEEN HELD BY AN ACQUIRING PERSON OR ASSOCIATES OR AFFILIATES THEREOF (AS DEFINED IN THE TAX BENEFITS PRESERVATION PLAN) AND CERTAIN TRANSFEREES THEREOF SHALL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

SUMMARY OF RIGHTS TO PURCHASE
PREFERRED SHARES
On April 13, 2020 the Board of Directors of Tidewater Inc. (the “Company”) declared a dividend of one preferred stock purchase right (a “Right”) for each share of common stock, par value $0.001 per share (the “Common Stock”), of the Company outstanding at the close of business on April 24, 2020 (the “Record Date”). As long as the Rights are attached to the Common Stock, the Company will issue one Right (subject to adjustment) with each new share of Common Stock so that all such shares will have attached Rights. When exercisable, each Right will entitle the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock (the “Preferred Stock”) at a price of $38.00 per one one-thousandth of a share of Preferred Stock, subject to adjustment (the “Purchase Price”). The description and terms of the Rights are set forth in a Tax Benefits Preservation Plan, dated as of April 13, 2020, as the same may be amended from time to time (the “Plan”), between the Company and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”).
By adopting the rights agreement, the Board of Directors is seeking to protect certain of the Company’s tax attributes (the “Tax Attributes”). The Tax Attributes can be a valuable asset of the Company, which may inure to the benefit of the Company and its stockholders. However, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code (the “Code”), its ability to take advantage of the Tax Attributes could be substantially limited, which could significantly impair the value of the asset. Generally, an “ownership change” occurs if the percentage of the Company’s stock owned by one or more “five percent stockholders” increases by more than fifty percentage points over the lowest percentage of stock owned by such stockholders at any time during the prior three-year period or, if sooner, since the last “ownership change” experienced by the Company. A rights agreement with a 4.99% “trigger” threshold is intended to act as a deterrent to any person acquiring 4.99% or more of the outstanding shares of Common Stock without the approval of the Board of Directors. This would protect the Tax Attributes because changes in ownership by a person owning less than 4.99% of the Common Stock are not included in the calculation of “ownership change” for purposes of Section 382 of the Code. In addition, by adopting the rights agreement, the Board of Directors is seeking to preserve for the Company’s stockholders the long-term value of the Company in the event of a takeover.
Until the earlier to occur of (i) the tenth business day following a public announcement that a person or group of affiliated or associated persons has acquired beneficial ownership of 4.99% or more of the Common Stock (an “Acquiring Person”) or (ii) ten business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement or announcement of an intention to make a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 4.99% or more of the Common Stock (the earlier of (i) and (ii) being called the “Distribution Date”), the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of the Record Date, by such Common Stock certificate (or, with respect to any shares of Common Stock held in book entry form, by the notation in book entry) together with a copy of this Summary of Rights. The Plan provides that any person who beneficially owned 4.99% or more of the Common Stock on the date the Plan was adopted, together with any affiliates and associates of that person (each an “Existing Holder”), shall not be deemed to be an “Acquiring Person” for purposes of the Plan unless the Existing Holder becomes the beneficial owner of (x) a percentage of the Common Stock then outstanding that is more than the aggregate percentage of the outstanding Common Stock that such Existing Holder beneficially owns as of the date of the Plan plus an amount equal to an additional 0.5% of the outstanding Common Stock, or (y) less than 4.99% of the Common Stock then outstanding (after which, if the Existing Holder becomes the beneficial owner of 4.99% or more of the Common Stock then outstanding, the Existing Holder shall be deemed to be an “Acquiring Person”). The Plan further provides that any Person that would otherwise become an Acquiring Person pursuant to the Plan solely as a result of equity compensation awards granted to such Person by the Company or as a result of an adjustment to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof,
A-C-1

shall not be deemed to be an “Acquiring Person” unless and until such time as such Person or one or more of its Affiliates or Associates thereafter acquires Beneficial Ownership of one additional share of Common Stock (other than Common Stock acquired in the manner described in this sentence). The Plan includes a procedure whereby the Board of Directors will consider requests to exempt certain proposed acquisitions of Common Stock from the applicable ownership trigger if the Board determines that the requested acquisition will not jeopardize or endanger the value or availability of the Tax Attributes to the Company. The Plan also provides that the Board may declare that any person that has otherwise become an “Acquiring Person” shall be exempt from the operation of the Plan, notwithstanding any acquisition resulting in such person otherwise becoming an Acquiring Person, if the Board determines in its sole discretion that such person’s beneficial ownership will not jeopardize or endanger the value or availability of the Tax Attributes, or if the Board otherwise determines in good faith that such person shall be an exempt person.
The Plan provides that until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights), the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights), new Common Stock certificates issued after the close of business on the Record Date upon transfer or new issuance of the Common Stock will contain a notation incorporating the Plan by reference, and the Company will deliver a notice to that effect upon the transfer or new issuance of book entry shares. Until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights), the surrender for transfer of any certificates for Common Stock or any book entry shares, with or without such notation, notice or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate or the book entry shares. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.
The Rights are not exercisable until the Distribution Date. The Rights will expire on April 13, 2023, subject to the Company’s right to extend such date (the “Final Expiration Date”), unless an earlier expiration occurs, including by virtue of the failure of the Rights Agreement to be ratified by the stockholders at the Company’s 2020 annual meeting or if the Rights are earlier redeemed or exchanged by the Company.
Each share of Preferred Stock purchasable upon exercise of the Rights will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of 1,000 times the dividend, if any, declared per share of Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to a minimum preferential liquidation payment of $10.00 per share (plus any accrued but unpaid dividends), provided that such holders of the Preferred Stock will be entitled to an aggregate payment of 1,000 times the payment made per share of Common Stock. Each share of Preferred Stock will have 1,000 votes and will vote together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which Common Stock are exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock. Preferred Stock will not be redeemable. These rights are protected by customary antidilution provisions. Because of the nature of the Preferred Stock’s dividend, liquidation and voting rights, the value of one one-thousandth of a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.
The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock or convertible securities at less than the current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness, cash, securities or assets (excluding regular periodic cash dividends at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividend, or dividends payable in Preferred Stock (which dividends will be subject to the adjustment described in clause (i) above)) or of subscription rights or warrants (other than those referred to above).
A-C-2

In the event that a Person becomes an Acquiring Person upon expiration of the redemption period, each holder of a Right, other than Rights that are or were acquired or beneficially owned by the Acquiring Person (which Rights will thereafter be void), will thereafter have the right to receive upon exercise that number of shares of Common Stock having a market value of two times the then current Purchase Price of the Right.
At any time after a Person becomes an Acquiring Person and prior to the acquisition by such Acquiring Person of 50% or more of the outstanding Common Stock, the Board of Directors may cause the Company to exchange the Rights (other than Rights owned by an Acquiring Person which will have become void), in whole or in part, for Common Stock at an exchange rate of one share of Common Stock per Right (subject to adjustment).
No adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Stock or Common Stock will be issued (other than fractions of Preferred Stock which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depository receipts), and in lieu thereof, a payment in cash will be made based on the market price of the Preferred Stock or Common Stock on the last trading date prior to the date of exercise.
The Rights may be redeemed in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”) by the Board of Directors at any time prior to the earlier of (a) the tenth business day following a public announcement that a person or group of affiliated or associated persons has acquired beneficial ownership of 4.99% or more of the Common Stock, and (b) April 13, 2023. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.
Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company beyond those as an existing stockholder, including, without limitation, the right to vote or to receive dividends.
Any of the provisions of the Plan may be amended by the Board of Directors for so long as the Rights are then redeemable. After the Rights are no longer redeemable, the Company may amend or supplement the Plan in any manner that does not adversely affect the interests of the holders of the Rights (other than an Acquiring Person or an affiliate or associate of an Acquiring Person).
A copy of the Plan has been filed with the Securities and Exchange Commission as an Exhibit to a Current Report on Form 8-K. A copy of the Plan is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Plan, which is incorporated herein by reference.
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TIDEWATER INC.
6002 ROGERDALE ROAD, SUITE 600
HOUSTON, TX 77072

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on July 27, 2020 for shares held directly and by 11:59 p.m. Eastern Time on July 23, 2020 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on July 27, 2020 for shares held directly and by 11:59 p.m. Eastern Time on July 23, 2020 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D18899-P41642

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TIDEWATER INC.

The Board of Directors recommends a vote FOR all nominees in Proposal 1, FOR Proposal 2, FOR Proposal 3, and FOR Proposal 4.

1. Election of Directors:

		For	Against	Abstain
1a.	Dick Fagerstal	☐	☐	☐
1b.	Quintin V. Kneen	☐	☐	☐
1c.	Louis A. Raspino	☐	☐	☐
1d.	Larry T. Rigdon	☐	☐	☐
1e.	Kenneth H. Traub	☐	☐	☐
1f.	Lois K. Zabrocky	☐	☐	☐

		For	Against	Abstain
2.	Approval of the Tax Benefits Preservation Plan.	☐	☐	☐
3.	Say on Pay Vote - An advisory vote to approve executive compensation (as disclosed in the proxy statement).	☐	☐	☐
4.	Ratification of the selection of Deloitte & Touche LLP as independent registered public accounting firm for the fiscal year ending December 31, 2020.	☐	☐	☐

Please vote, date, sign and promptly return this proxy. If signing as attorney, executor, officer, or in other representative capacity, please indicate title.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and the Annual Report/Form 10-K are available at www.proxyvote.com.

D18900-P41642

Proxy - TIDEWATER INC.

This Proxy is solicited on behalf of the Board of Directors

The undersigned appoints Daniel A. Hudson and Samuel R. Rubio as proxies, each with power to act alone or by substitution, to vote all shares of the undersigned in Tidewater Inc. on all matters coming before the Annual Meeting of Stockholders of Tidewater Inc. to be held on July 28, 2020, and any adjournments thereof. If the undersigned is a participant in the Tidewater Savings Plan ("Savings Plan"), this proxy card also serves as voting instructions to the Trustees of the Savings Plan to vote at the Annual Meeting, and any adjournment thereof, as specified on the reverse side hereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NOT DIRECTED, AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS LISTED ON THE BACK OF THIS CARD, AND, AS SAID PROXIES DEEM ADVISABLE, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED. THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED.

SEE REVERSE SIDE. If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE **SEE REVERSE SIDE**